As filed with the Securities and Exchange Commission on April 23, 2020
1933 Act Registration No. 333-179107
1940 Act Registration No. 811-03214
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 12
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 162
Lincoln National Variable Annuity Account C
(Exact Name of Registrant)
Multi-Fund® 5 Retirement Annuity
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2020, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Multi-Fund® 5 Retirement Annuity
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C
May 1, 2020
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-4LINCOLN (454-6265)
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on distributions, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment must be an eligible rollover from a qualified plan for which Lincoln Life has agreed to provide a Living Benefit (defined as Rollover Money). In most cases, the prior participant from the qualified plan will be the owner and Annuitant of this contract. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. The fixed account is not available at this time.
You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund

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LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Portfolio
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
* Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Account Value Step-up—(may be referred to as Account Value Lock-in in marketing materials)—Under Guaranteed Benefit the Protected Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Guaranteed Benefit, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). The Contractowner is the Annuitant and in most cases was the participant in a qualified plan.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Com-
mencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. See The Contracts – Death Benefit for a description of the Death Benefit.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Guaranteed Benefit.
Guaranteed Annual Income Amount Annuity Payment Option—A payout option available under Guaranteed Benefit in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under Guaranteed Benefit, a value used to calculate the Guaranteed Annual Income amount.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.

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Rollover Money—An eligible rollover from a qualified plan that was invested in products or programs offered by Lincoln Life.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase: There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[1]
Guaranteed Maximum and Current Product Charges:
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.60%
Administrative Charge	0.15%
Total Separate Account Expenses	0.75%

Single Life or Joint Life
Protected Lifetime Income Fee:
Guaranteed Benefit:[2]
Guaranteed Maximum Charge	2.00%
Current Charge	1.00%
[1]	The mortality and expense risk charge is 0.50% and the administrative charge rate is 0.15% on and after the Annuity Commencement Date.
[2]	As an annualized percentage of the Income Base (established at the time of the contract issue), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased by Excess Withdrawals. See Charges and Other Deductions – Guaranteed Benefit Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

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TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
i4LIFE® Advantage without Guaranteed Income Benefit[1]
Guaranteed Maximum and Current Product Charges:
Guarantee of Principal Death Benefit	1.05%
[1]	As an annualized percentage of average Account Value, computed daily. This charge is assessed on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions — i4LIFE® Advantage Charge for more information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 0.95% during the Lifetime Income Period.

	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit:[1]
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.05%	3.05%
Current Charge	1.80%	2.00%
[1]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for Guaranteed Income Benefit is 0.75% of Account Value for the single life option and 0.95% of the Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to i4LIFE® Advantage charges to comprise the total charges reflected in the table. During the Lifetime Income Period the Guaranteed Income Benefit charges are added to the i4LIFE® Advantage charge of 0.95%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.69%	1.95%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.60%	1.23%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2021. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with Guarantee of Principal Death Benefit and Guaranteed Benefit at the guaranteed maximum charge are at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
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1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$544	$1,624	$2,695	$5,329
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$544	$1,624	$2,695	$5,329
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that Guarantee of Principal Death Benefit and Guaranteed Benefit in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$516	$1,544	$2,569	$5,116
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$516	$1,544	$2,569	$5,116
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account, when available. The fixed account is not currently available. It is designed to be an Individual Retirement Annuity (IRA) purchased with Rollover Money. This contract will be issued with the Guaranteed Benefit rider. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.
Who can purchase this contract? This contract is available to individuals who will purchase an IRA contract with Rollover Money from a qualified plan. To be eligible to purchase this contract, the money must have been invested in a group variable annuity with a guaranteed minimum withdrawal benefit sold by Lincoln Life to the qualified plan.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are
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converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
Charges may also be imposed during the Annuity Payout period. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? Your Beneficiary will receive the Death Benefit proceeds. Your Beneficiary has options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. The fixed account is not available at this time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Guaranteed Benefit) or a minimum Annuity Payout (i4LIFE® Advantage). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
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What is Guaranteed Benefit? Guaranteed Benefit is a rider with an additional charge which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. The initial Income Base is calculated by Lincoln based on guarantees provided by the Lincoln group annuity contract issued to your employer’s retirement plan. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts – Guaranteed Benefit. You may not simultaneously elect Guaranteed Benefit and another one of the Living Benefit Riders. By electing this benefit you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit and whether or not the Guaranteed Income Benefit is in effect.
What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts – Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE® Advantage with the Guaranteed Income Benefit. See The Contracts – i4LIFE® Advantage with Guaranteed Income Benefit.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Since no sales of this product occurred before the date of this prospectus, financial information for the Subaccounts is not included in this prospectus or in the SAI.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln
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National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on contract values, investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity
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contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.30%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
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We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as fund of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware VIP® Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(3)
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•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(3)
•	LVIP BlackRock Global Allocation Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(2)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(3)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(3)
•	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Service Class): Capital appreciation.(3)
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(3)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(3)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(2)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(2)
•	LVIP Invesco Select Equity Income Managed Volatility Fund (Service Class): Capital appreciation.(3)
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(3)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(3)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(3)
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital.(2)
(1)	Investments in Delaware VIP Series, Delaware Funds, or LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds, the repayment of capital from the Series or Funds, or any particular rate of return. In addition, performance is not guaranteed with respect to any of the other funds offered under the contract.
(2)	The fund’s risk management strategy is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to
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provide downside protection during sharp downward movements in equity markets. The use of these hedging strategies may limit the upside participation of the fund in rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
(3)	The fund’s managed volatility strategy is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies may limit the upside participation of the fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain of the underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
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•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
Guarantee of Principal Death Benefit
Mortality and expense risk charge	0.60%
Administrative charge	0.15%
Total annual charge for each Subaccount*	0.75%
Rider Charge
A fee or expense is also deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Guaranteed Benefit Charge. While this rider is in effect, there is a charge for Guaranteed Benefit. The current annual rider charge rate is 1.00% (0.25% quarterly).
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The charge is based on the Income Base (which is established at contract issue) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders – Guaranteed Benefit – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders – Guaranteed Benefit – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero, no further rider charge will be deducted.
i4LIFE® Advantage Charge. i4LIFE® Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.05% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; During the Lifetime Income Period, the charge rate is 0.95%. This rate consists of a mortality and expense risk charge, and an administrative charge. This charge rate replaces the Separate Account Annual Expenses for the base contract. If i4LIFE® is elected at any point after the contract has been issued, i4LIFE® will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.
i4LIFE® Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE® Advantage is subject to a current annual charge rate of 0.75% of the Account Value for the single life option and 0.95% of the Account Value for the joint life option, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.80% for the single life option and 2.00% for the joint life option of the i4LIFE® Advantage Guarantee of Principal Death Benefit.
The Guaranteed Income Benefit charge rate will not change until there is an automatic step up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% of the Account Value (the i4LIFE® Advantage charge rate will not change). If we automatically administer the step-up for you and your charge rate is increased, we will notify you in writing. You may contact us at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue as long as i4LIFE® Advantage is in effect.
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Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk and administrative charge rate of 0.65% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
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In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
Since you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth. In addition, this contract may be more expensive than the product that was previously purchased in your qualified plan, even if the underlying investments are similar. By rolling out of the qualified plan and purchasing this IRA contract, you will no longer have the plan trustee to look after your interests and certain features, such as loans, will not be available to you.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment must be made using Rollover Money from a qualified plan. Additional Purchase Payments may be made with qualified money from any qualified source. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit; or
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
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Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000, subject to state approval.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
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Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement
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plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
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Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-800-4LINCOLN (454-6265). These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other
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Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Death Benefit Before the Annuity Commencement Date
If the Contractowner or Annuitant dies prior to the Annuity Commencement Date, a Guarantee of Principal Death Benefit may be payable. If you have elected i4LIFE® Advantage, a different Death Benefit option will apply. If the Contractowner is a corporation or other non-individual, the death of the Annuitant will be treated as the death of the Contractowner.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary. You may pre-select an annuity payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
The Guarantee of Principal Death Benefit paid to your designated Beneficiary will be the greater of:
1.	The Contract Value on the Valuation Date the Death Benefit is approved by us for payment; or
2.	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Guaranteed Benefit may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts — Guaranteed Benefit).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
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1.	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
2.	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
As long as either the Guaranteed Benefit rider or i4LIFE® Advantage with the Guaranteed Income Benefit rider is in effect, you will be subject to Investment Requirements. This means you will be limited in how much you can invest in certain Subaccounts of your contract. You must comply with the Investment Requirements during the period of time you own the rider (the minimum time period for ownership, if any, is specified in the termination section of each rider). After that period, if you no longer comply with the Investment Requirements, the rider will be terminated. We impose Investment Requirements to reduce the risk of investment losses that may require use to use our own assets to make guaranteed payments under a Living Benefit Rider.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that
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does not meet the Investment Requirements will be allocated to the LVIP SSGA Bond Index Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
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At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP ClearBridge QS Select Large Cap Equity Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
	LVIP U.S. Growth Allocation Managed Risk Fund	No Subaccounts at this time.
The fixed accounts are not available with these riders.
As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP Diversified Income Series
•	Delaware VIP Limited-Term Diversified Income Series
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund

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•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Guaranteed Benefit) or a minimum Annuity Payout (i4LIFE Advantage Guaranteed Income Benefit). You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on that contract’s effective date.
Guaranteed Benefit
The Guaranteed Benefit, a Living Benefit Rider, provides:
•	Guaranteed lifetime periodic withdrawals (for you and your spouse if joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to the Annuitant’s age 60 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.
The Guaranteed Benefit rider is part of your annuity contract at the time of issue. You must have this rider on your contract to maintain the guarantees carried over from the Lincoln contract issued to your employer’s plan. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. If you elected a measuring life option (single or joint) under the Lincoln group annuity contract issued to your employer’s plan, that same election must be made in this contract. Otherwise you must elect the measuring life option when you purchase this contract. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. At the time this contract is purchased, we will calculate the initial Income Base, based on the guarantees provided in the Lincoln group annuity contract issued to your plan. The Income Base will be increased by subsequent Purchase Payments, Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the Annuitant reaches age 60. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to the Annuitant’s age 60 or that are not payable to the original Contractowner or original Contractowner’s bank account are defined as Excess Withdrawals. Excess Withdrawals
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may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. These options are discussed below in detail.
Availability. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected.
The Guaranteed Benefit will limit your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements. In addition, the fixed account is not available. See Investment Requirements.
The rider will be effective on the contract’s effective date.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. We will calculate the initial Income Base based on the guarantees provided in the Lincoln group annuity contract issued to your plan. Any additional amounts deposited into the contract at the time this contract is purchased will be added to this calculated Income Base. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts – Guaranteed Benefit.
If you were already receiving a guaranteed annual amount from your employer’s Lincoln group annuity contract, then we will calculate the initial Income Base to an amount that will provide this same level of annual income under this contract based on your age (or the age of the younger spouse if the joint life option is in effect) on the effective date of this rider.
If you had not begun to receive a guaranteed annual amount from your employer’s Lincoln group annuity contract and the single life option is elected, then we will calculate the initial Income Base that will provide the same annual amount that you would have received at the age you were eligible to receive a non-reduced annual guaranteed amount in accordance with the terms of your employer’s plan. If you elect the joint life option, the rates will be based on the age of the younger spouse and a reduction will be applied to cover both lives. In all cases, if your initial rollover amount is larger than this calculated Income Base, your Income Base will equal the rollover amount.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. After additional Purchase Payments exceed $100,000, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments and Automatic Annual Step-ups are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Guaranteed Benefit Charge.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any Purchase Payments made on that date is equal to or greater than the Income Base.
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions –Rider Charges – Guaranteed Benefit Charge.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
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Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional purchase payments):
	Contract Value	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	$50,000	N/A
1st Benefit Year Anniversary	$54,000	$54,000	Yes
2nd Benefit Year Anniversary	$53,900	$54,000	No
3rd Benefit Year Anniversary	$57,000	$57,000	Yes
4th Benefit Year Anniversary	$64,000	$64,000	Yes
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. Generally, under both the single life and joint life options, the Contractowner must be age 60 before Guaranteed Annual Income withdrawals can begin.
The initial Guaranteed Annual Income amount is calculated upon purchase of this product. If you are under age 60 at time this product is purchased, the initial Guaranteed Annual Income amount will be zero. The only exception to this occurs if the participant elected a joint life option under the employer’s plan and a surviving spouse does a rollover to this individual contract after a death or a former spouse owns this contract pursuant to a qualified domestic relations order and the terms of the prior annuity contract. The surviving or former spouse can elect a single life option with the joint life rates to begin withdrawals. If you are age 60 or older at the time of purchase, the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase this product at age 60, your Guaranteed Annual Income percentage is 4%. If you waited until you were 66 (single life option) to make your first withdrawal, your Guaranteed Annual Income percentage would be 4.50%. After the first Benefit Anniversary, we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages
Age (single life option)	Guaranteed Annual Income amount percentage (single life option)
60-64	4.00%
65-69	4.50%
70+	5.00%

Age (joint life option – younger of you or your spouse’s age)	Guaranteed Annual Income amount percentage (joint life option)*
45-54	2.50%
55-59	3.00%
60-64	3.50%
65-69	4.00%
70-74	4.50%
75+	5.00%
*If the joint life option was elected under the employer’s Lincoln Group annuity contract, these rates are also available to, 1) a surviving spouse or a participant who does a rollover to this contract upon the death of one of the covered lives or 2) an ex-spouse who owns this contract pursuant to a qualified domestic relations order and wishes to begin withdrawals of the Guaranteed Annual Income amounts.
If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
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Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider’s effective date, and has a rollover of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
During the first year, the Automatic Annual Step-up increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without the Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to the Annuitant’s age 60 or that are not payable to the original Contractowner or original Contractowner’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 67 (single life option) makes a $12,000 withdrawal which causes a $12,370 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
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Guaranteed Annual Income amount = $3,825 (4.5% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Guaranteed Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,825 and the Income Base is not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Income Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Income Base is reduced by 14.55274%, the same proportion that the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Income Base = $72,630 ($85,000 x 14.55274% = $12,370; $85,000 - $12,370 = $72,630).
Guaranteed Annual Income amount = $3,268 (4.5% of $72,630 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $72,630
Guaranteed Annual Income amount = $3,268 (4.5% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. The final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. The Guaranteed Benefit has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the Guaranteed Benefit does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of
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Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, the Guaranteed Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Guaranteed Benefit if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. The Contractowner may terminate the rider at any time by notifying us in writing of the request to terminate or by failing to adhere to the Investment Requirements. Guaranteed Benefit will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or
•	on the election of i4LIFE® Advantage; or
•	upon the death under the single life option or the death of the surviving spouse under the joint life option; or
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon change of ownership of the contract; or
•	if an Excess Withdrawal causes the Income Base to be reduced to zero; or
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. Withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payments option of the Guarantee of Principal Death Benefit on a dollar for dollar basis. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value.
The following example demonstrates how a withdrawal will reduce the Guarantee of Principal Death Benefit:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Values before withdrawal is the greater of a) or b) described in detail in this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a)	$80,000 - $9,000 = $71,000 (reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
$95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
Item b) provides the largest Death Benefit of $89,933.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge. The election of i4LIFE® Advantage will terminate any Guaranteed Income Benefit.
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i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charges.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. You may not elect i4LIFE® Advantage if the Guaranteed Benefit is in effect. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or before the Annuity Commencement Date.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently, the length of time between your current age and age 100) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective , less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
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Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (AIR). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. The Regular Income Payments will be recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement date anniversaries.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
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Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 X 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
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On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
There is no guarantee that the i4LIFE® Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
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If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first Regular Income Payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
1/1/2013 Amount of initial Regular Income Payment	$4,801
1/1/2013 Account Value at election of Guaranteed Income Benefit	$100,000
1/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value)	$4,000
1/1/2014 Recalculated Regular Income Payment	$6,000
1/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
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Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE® Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualifed contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Guaranteed Benefit may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
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The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The minimum rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantageor the Protected Annual Income Payout Option under the Guaranteed Benefit.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
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Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See the Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
The fixed account is not currently available.
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Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal .
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into a selling agreement with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. While the Principal Underwriter has the legal authority to make payments to LFN, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of
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LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. We pay LFD a wholesaling allowance for distribution of the contract.
Compensation Paid to LFN. No commissions are paid to LFN in connection with the sale of this contract. However, Lincoln Life pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN’s management team; advertising expenses; and all other expenses of distributing the contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses and insurance benefits that we may provide jointly with LFN. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. The payment of bonuses to the registered representatives and their managers may provide them incentives to recommend the contract for purchase. You may wish to take such payment arrangement into account when considering and evaluating any recommendation relating to the contract. Additional information relating to compensation paid in 2015 is contained in the SAI.
Compensation Paid to Other Parties. A marketing expense allowance is paid to American Funds Distribution (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of Purchase Payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.
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We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The annuity commencement date must not occur near the end of the annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act of 2020
The Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “CARES Act”) was enacted on March 27, 2020. The CARES Act includes a number of provisions that affect distributions from qualified retirement plans and IRAs, including the following:
•	Tax-favored Coronavirus Related Distributions
•	Retirement plan loan relief
•	Temporary waiver of required minimum distributions
Tax-favored Coronavirus Related Distributions
The CARES Act provides for tax-favored withdrawals, called Coronavirus Related Distributions (“CRDs”), from retirement plans and IRAs for any plan participant or IRA owner who meets certain requirements. For this purpose, an individual can receive a CRD if the participant or IRA owner can demonstrate that he or she:
•	has been diagnosed with COVID-19,
•	has a spouse or dependent who has been diagnosed with COVID-19,
•	experiences adverse financial consequences as a result of being quarantined, furloughed, laid off, or having reduced work hours.
Retirement plans that can provide CRDs are generally 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs.
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CRDs are limited to $100,000 in the aggregate from all retirement plan accounts and IRAs per individual. CRDs are referred to as “tax-favored” because they are not subject to the 10% early withdrawal penalty or the 20% mandatory withholding for eligible rollover distributions, and are included in taxable income of the recipient ratably over a three-year period is so elected by the recipient. A plan participant or IRA owner may repay the CRD, up to the full amount distributed, within 3 years of the distribution. The repayment is treated as a direct trustee to trustee transfer made within 60 days to the plan or account that receives the repayment.
Any distribution taken between January 1, 2020 and December 31, 2020, will be treated as a CRD if it otherwise meets the requirements and the plan permits the distribution.
Retirement Plan Loan Relief
The CARES Act includes several provisions that affect retirement plan loans. First the maximum plan loan amounts are increased to $100,000 or 100% of the participant’s vested balance for any loan taken by an individual who meets the requirements for taking a CRD (described above) and who takes the loan within 180 days of the enactment of the CARES Act.
Second, any individual who meets the requirements for taking a CRD and who either (i) has a loan outstanding on the date the CARES Act was enacted or (ii) takes a loan after the CARES Act was enacted, can delay any loan repayment due in 2020 for 1 year.
Third, the time period in 2020 for which loan payments are suspended is not counted in the determination of the maximum 5 year period for the term of a non-residential retirement plan loan.
Temporary Waiver of Required Minimum Distributions
The CARES Act waives required minimum distributions from 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs, for 2020. In addition, if a plan participant or IRA owner attained his or her required beginning date in 2019 but did not take his or her required minimum distribution prior to December 31, 2019, his or her required minimum distribution for 2019 is also waived.
As a part of this waiver, the year 2020 is not included in the calculation of any 5 or 10 year required distribution period under section 401(a)(9)(B)(ii).
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if
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any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such
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tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which
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we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
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Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Multi-Fund® 5 Retirement Annuity
Lincoln National Variable Annuity Account C

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C Multi-Fund® 5 Retirement Annuity.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.
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Multi-Fund® 5 Retirement Annuity
Lincoln National
Variable Annuity Account C  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund® 5 Retirement Annuity prospectus of Lincoln National Variable Annuity Account C dated May 1, 2020. You may obtain a copy of the Multi-Fund® 5 Retirement Annuity prospectus on request and without charge. Please write Multi-Fund® Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-4LINCOLN (454-6265).

This SAI is not a prospectus.
The date of this SAI is May 1, 2020.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln National Variable Annuity Account C, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $42,343,761, $31,552,513 and $30,838,382 to LFN and Selling Firms in 2017, 2018 and 2019 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and

•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.

At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2020

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2019	2018
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2019 – $93,307; 2018 – $91,219)	$103,773	$92,787
Trading securities	4,602	1,869
Equity securities	103	99
Mortgage loans on real estate	16,244	13,190
Policy loans	2,460	2,491
Derivative investments	1,911	1,081
Other investments	2,565	1,962
Total investments	131,658	113,479
Cash and invested cash	1,879	1,848
Deferred acquisition costs and value of business acquired	7,745	10,308
Premiums and fees receivable	464	568
Accrued investment income	1,109	1,087
Reinsurance recoverables	19,164	19,826
Reinsurance related embedded derivatives	-	188
Funds withheld reinsurance assets	542	563
Goodwill	1,778	1,782
Other assets	18,106	16,663
Separate account assets	153,571	132,833
Total assets	$336,016	$299,145

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$35,717	$33,884
Other contract holder funds	97,422	90,573
Short-term debt	609	288
Long-term debt	2,414	2,401
Reinsurance related embedded derivatives	375	-
Funds withheld reinsurance liabilities	5,566	4,860
Payables for collateral on investments	5,077	4,786
Other liabilities	13,680	13,201
Separate account liabilities	153,571	132,833
Total liabilities	314,431	282,826

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,312	11,237
Retained earnings	4,437	4,423
Accumulated other comprehensive income (loss)	5,836	659
Total stockholder’s equity	21,585	16,319
Total liabilities and stockholder’s equity	$336,016	$299,145

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Insurance premiums	$5,277	$4,362	$3,018
Fee income	6,247	5,733	5,369
Net investment income	4,962	4,844	4,760
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(28)	(7)	(18)
Portion of loss recognized in other comprehensive income	13	-	-
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(7)	(18)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(813)	(85)	(438)
Total realized gain (loss)	(828)	(92)	(456)
Amortization of deferred gain on business sold through reinsurance	27	4	18
Other revenues	507	507	439
Total revenues	16,192	15,358	13,148
Expenses
Interest credited	2,754	2,589	2,558
Benefits	7,585	6,144	4,818
Commissions and other expenses	5,065	4,583	3,967
Interest and debt expense	145	136	126
Strategic digitization expense	66	76	43
Impairment of intangibles	-	-	905
Total expenses	15,615	13,528	12,417
Income (loss) before taxes	577	1,830	731
Federal income tax expense (benefit)	(37)	257	(1,287)
Net income (loss)	614	1,573	2,018
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	5,173	(3,314)	1,547
Funded status of employee benefit plans	4	2	(2)
Total other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Comprehensive income (loss)	$5,791	$(1,739)	$3,563

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Common Stock
Balance as of beginning-of-year	$11,237	$10,713	$10,696
Capital contributions from Lincoln National Corporation	50	500	-
Stock compensation/issued for benefit plans	25	24	17
Balance as of end-of-year	11,312	11,237	10,713

Retained Earnings
Balance as of beginning-of-year	4,423	4,405	3,342
Cumulative effect from adoption of new accounting standards	-	(644)	-
Net income (loss)	614	1,573	2,018
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Balance as of end-of-year	4,437	4,423	4,405

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	659	3,327	1,782
Cumulative effect from adoption of new accounting standards	-	644	-
Other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Balance as of end-of-year	5,836	659	3,327
Total stockholder’s equity as of end-of-year	$21,585	$16,319	$18,445

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Cash Flows from Operating Activities
Net income (loss)	$614	$1,573	$2,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Trading securities purchases, sales and maturities, net	(2,522)	(120)	120
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(448)	(108)	(17)
Premiums and fees receivable	104	(87)	34
Accrued investment income	(22)	(6)	19
Future contract benefits and other contract holder funds	(918)	1,105	(2,062)
Reinsurance related assets and liabilities	(277)	(1,233)	1,001
Accrued expenses	89	(99)	86
Federal income tax accruals	(282)	65	(1,502)
Cash management agreement	(1,115)	329	(277)
Realized (gain) loss	828	92	456
Amortization of deferred gain on business sold through reinsurance	(27)	(4)	(18)
Impairment of intangibles	-	-	905
Other	343	88	91
Net cash provided by (used in) operating activities	(3,633)	1,595	854
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,927)	(12,406)	(9,887)
Sales of available-for-sale securities and equity securities	6,771	3,191	1,773
Maturities of available-for-sale securities	6,426	6,348	5,790
Purchase of common stock in acquisition, net of cash acquired	-	(1,410)	-
Sale of business, net	-	(12)	-
Purchases of alternative investments	(433)	(314)	(357)
Sales and repayments of alternative investments	131	178	184
Proceeds from affiliate transfer of alternative investments	-	-	66
Issuance of mortgage loans on real estate	(4,218)	(2,920)	(2,047)
Repayment and maturities of mortgage loans on real estate	1,144	1,048	1,145
Issuance and repayment of policy loans, net	32	20	49
Net change in collateral on investments, derivatives and related settlements	349	654	(374)
Other	(259)	(191)	(123)
Net cash provided by (used in) investing activities	(4,984)	(5,814)	(3,781)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	50	500	-
Payment of long-term debt, including current maturities	(28)	(13)	(290)
Issuance of long-term debt, net of issuance costs	28	13	75
Issuance (payment) of short-term debt	321	278	(270)
Proceeds from sale-leaseback transactions	-	88	62
Payment related to sale-leaseback transactions	(83)	-	-
Proceeds from certain financing arrangements	107	-	-
Deposits of fixed account values, including the fixed portion of variable	16,049	13,616	10,775
Withdrawals of fixed account values, including the fixed portion of variable	(5,800)	(5,957)	(5,764)
Transfers to and from separate accounts, net	(1,362)	(2,469)	(1,787)
Common stock issued for benefit plans	(34)	(25)	(29)
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Net cash provided by (used in) financing activities	8,648	5,120	1,817
Net increase (decrease) in cash, invested cash and restricted cash	31	901	(1,110)
Cash, invested cash and restricted cash as of beginning-of-year	1,848	947	2,057
Cash, invested cash and restricted cash as of end-of-year	$1,879	$1,848	$947

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”), which effective September 1, 2019, was renamed Lincoln Life Assurance Company of Boston.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain investments and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the fixed maturity AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our fixed maturity AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our fixed maturity AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements.  Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  The carrying values of VOCRA and VODA are amortized using a straight line basis over their weighted average life of 20 years and 13 years, respectively.  See Note 10 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Effective January 1, 2019, we adopted Accounting Standards Update (“ASU”) 2016-02, which resulted in a new measurement and recognition of our long-term operating leases on our Consolidated Balance Sheets.  We lease office space and certain equipment under various long-term lease agreements.  We determine if an arrangement is a lease at inception.  Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date.  Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments.  The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs.  Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options.  Our lease agreements may contain both lease and non-lease components, which are accounted for separately.  Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.  See Notes 2 and 14 for additional information.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.  During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gain related to the transaction over a period of 30 years.  During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders.  We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years.  Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”).  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2019 and 2018, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $51 million, $56 million and $57 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

Our short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a ROU asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the ROU asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We adopted this standard and all related amendments, which resulted in the recognition of $171 million in ROU assets and $176 million in operating lease liabilities reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods continue to be measured and presented under historical guidance, and only the period of adoption is subject to this ASU.  Also, on transition, we have elected not to reassess: 1) whether expired or existing contracts contain a lease under the new definition of a lease; 2) lease classification for expired or existing leases; and 3) whether previously capitalized initial direct costs would qualify for capitalization under this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.  For more information, see Note 1.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

January 1, 2019

We adopted the provisions of this ASU, which did not result in a change to our existing practices; therefore, no cumulative effect adjustment was recorded.  As such, there was no impact on our consolidated financial condition and results of operations.

ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

January 1, 2019

We adopted the provisions of this ASU, which did not have an impact on our consolidated financial condition and results of operations.  This ASU does result in our modification of certain hedge documentation and effectiveness methods, which we have reflected in applicable disclosures in Note 6.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using an allowance for credit losses. Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments will permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments will result in the recognition of a cumulative effect adjustment that is not expected to be material to our retained earnings, to record allowances for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption is permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance will not have a material impact on our consolidated financial condition and results of operations.

ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We will recognize a cumulative effect increase to retained earnings of approximately $14 million, after-tax, to elect the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2022, and early adoption is permitted.

		January 1, 2022	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”).  The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is attached as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

In the year following the May 1, 2018 acquisition date, we adjusted assets acquired by $(5) million and liabilities acquired by $23 million for an increase in goodwill of $28 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  The following table presents the adjusted fair values (in millions) of the net assets acquired related to the Liberty Group Business:

Adjusted
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	140
Separate account liabilities	99
Total liabilities assumed	$3,215

Net identifiable assets acquired	$1,107
Goodwill	410
Net assets acquired	$1,517

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080
Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2019, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.9 billion and $1.7 billion as of December 31, 2019 and 2018, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $13 million and $20 million as of December 31, 2019 and 2018, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $2 million and $1 million for the years ended December 31, 2019 and 2018, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2019.

5.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains, losses and OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
U.S. government bonds	361	27	2	-	386
State and municipal bonds	4,498	703	17	-	5,184
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
ABS	2,644	45	30	(19)	2,678
Hybrid and redeemable preferred securities	568	44	33	-	579
Total fixed maturity AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2019, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,714	$2,699
Due after one year through five years	15,022	15,578
Due after five years through ten years	17,440	18,854
Due after ten years	49,470	57,668
Subtotal	84,646	94,799
Structured securities (RMBS, CMBS, ABS)	8,661	8,974
Total fixed maturity AFS securities	$93,307	$103,773

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
U.S. government bonds	70	1	23	1	93	2
State and municipal bonds	376	7	92	10	468	17
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
ABS	1,237	23	239	16	1,476	39
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total fixed maturity AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of fixed maturity AFS securities in an unrealized loss position						3,360

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities decreased by $2.1 billion for the year ended December 31, 2019.  As discussed further below, we believe the unrealized loss position as of December 31, 2019, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2019, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2019, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$337	$358	$411
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5	13
Credit losses on securities for which an
OTTI was previously recognized	2	2	7
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)	(73)
Balance as of end-of-year	$204	$337	$358

During 2019, 2018 and 2017, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2019 and 2018, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2019 and 2018, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2019 and 2018, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and a fair value of $3.1 billion and $2.9 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2019 and 2018, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2019 and 2018, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2019	2018
Fixed maturity securities:
Corporate bonds	$2,877	$1,559
U.S. government bonds	45	43
State and municipal bonds	16	16
Foreign government bonds	45	23
RMBS	169	78
CMBS	163	7
ABS	1,238	121
Hybrid and redeemable preferred securities	49	22
Total trading securities	$4,602	$1,869

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2019, 2018 and 2017, was $(225) million, $(55) million and $8 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2019			As of December 31, 2018
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$15,525	$659	$16,184	$12,959	$230	$13,189
30 to 59 days past due	3	27	30	-	9	9
60 to 89 days past due	-	10	10	-	1	1
90 or more days past due	-	16	16	-	-	-
Valuation allowance	-	(2)	(2)	-	-	-
Unamortized premium (discount)	(17)	23	6	(17)	8	(9)
Total carrying value	$15,511	$733	$16,244	$12,942	$248	$13,190

As of December 31, 2019, we had 38 residential mortgage loans that were either delinquent or in foreclosure.  As of December 31, 2018, we had no loans that were either delinquent or in foreclosure.

For our commercial mortgage loans, there was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019. There were no specifically identified impaired commercial mortgage loans as of December 31, 2018.

For our residential mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.  There were no specifically identified impaired residential mortgage loans as of December 31, 2018.  The general allowance established on residential mortgage loans was $2 million and less than $1 million as of December 31, 2019 and 2018, respectively.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Valuation Allowance
Balance as of beginning-of-year	$-	$3	$2
Additions	-	-	1
Charge-offs, net of recoveries	-	(3)	-
Balance as of end-of-year	$-	$-	$3

Additional information related to impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Average carrying value for impaired commercial
mortgage loans on real estate	$-	$5	$6
Interest income recognized on impaired commercial
mortgage loans on real estate	-	1	-
Interest income collected on impaired commercial
mortgage loans on real estate	-	1	-

As described in Note 1, we use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019			As of December 31, 2018
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$14,121	91.0%	2.35	$11,656	90.1%	2.30
65% to 74%	1,389	9.0%	1.88	1,234	9.5%	1.76
75% to 100%	1	0.0%	1.09	52	0.4%	1.03
Total	$15,511	100.0%		$12,942	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$716	97.7%	$247	99.6%
Nonperforming	17	2.3%	1	0.4%
Total	$733	100.0%	$248	100.0%

Our commercial mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 24% and 23% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively, and Texas, which accounted for 11% and 12% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Our residential mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 34% of residential mortgage loans on real estate as of December 31, 2019 and 2018, and Florida, which accounted for 20% and 19% of residential mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Alternative Investments

As of December 31, 2019 and 2018, alternative investments included investments in 256 and 234 different partnerships, respectively, and the portfolios represented approximately 1% of our total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities	$4,214	$4,129	$4,048
Equity AFS securities	-	-	12
Trading securities	187	79	88
Equity securities	4	4	-
Mortgage loans on real estate	626	492	433
Real estate	1	1	1
Policy loans	128	122	134
Invested cash	33	23	11
Commercial mortgage loan prepayment
and bond make-whole premiums	115	78	138
Alternative investments	24	222	165
Consent fees	7	4	6
Other investments	27	24	5
Investment income	5,366	5,178	5,041
Investment expense	(404)	(334)	(281)
Net investment income	$4,962	$4,844	$4,760

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities:
Gross gains	$44	$36	$17
Gross losses	(70)	(80)	(43)
Gross OTTI	(15)	(7)	(20)
Equity AFS securities:
Gross gains	-	-	6
Gain (loss) on other investments (1)	(15)	(15)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(13)	(22)	(21)
Total realized gain (loss) related to certain investments	(69)	(88)	(71)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(426)	251	(155)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(80)	(51)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	2	12	(2)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(223)	(184)	(174)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(828)	$(92)	$(456)

(1)	Includes market adjustments on equity securities still held of $(4) million and $(17) million for the years ended December 31, 2019 and 2018, respectively.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed variable universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.  See Notes 1 and 9 for information regarding Modco.

(3)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(13)	$(5)	$(13)
State and municipal bonds	-	-	(1)
RMBS	(1)	(1)	(2)
CMBS	-	-	(2)
ABS	(1)	(1)	(2)
Gross OTTI recognized in net income (loss)	(15)	(7)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	2
Net OTTI recognized in net income (loss)	$(15)	$(7)	$(18)

OTTI Recognized in OCI
Gross OTTI recognized in OCI	$14	$-	$-
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net OTTI recognized in OCI	$13	$-	$-

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,383	$1,383	$616	$616
Securities pledged under securities lending agreements (2)	114	110	88	85
Securities pledged under repurchase agreements (3)	-	-	152	157
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,580	5,480	3,930	5,923
Total payables for collateral on investments	$5,077	$6,973	$4,786	$6,781

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.  As of December 31, 2019, we were not participating in any open repurchase agreements.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2019	2018	2017
Collateral payable for derivative investments	$767	$(85)	$(112)
Securities pledged under securities lending agreements	26	(134)	5
Securities pledged under repurchase agreements	(152)	(379)	1
Investments pledged for FHLBI	(350)	1,030	(450)
Total increase (decrease) in payables for collateral on investments	$291	$432	$(556)

We have elected not to offset our securities lending and repurchase agreements transactions in our financial statements.  The remaining contractual maturities of securities lending and repurchase agreements transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$88	$-	$-	$-	$88
Repurchase Agreements
Corporate bonds	-	-	-	152	152
Total gross secured borrowings	$88	$-	$-	$152	$240

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2019, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million.  As of December 31, 2019, we have re-pledged $25 million of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2019, our investment commitments were $2.0 billion, which included $1.0 billion of LPs, $544 million of mortgage loans on real estate and $407 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2019 and 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.3 billion and $1.4 billion, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.0 billion and $1.2 billion, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2019 and 2018, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $18.2 billion and $16.0 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $15.4 billion and $14.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

We adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, in 2019.  See Note 2 for additional information.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the Standard & Poor's 500 Index (“S&P 500”) and other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require the seller to pay the buyer at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld Modco basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 or other indices.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2019			As of December 31, 2018
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,174	$108	$12	$1,528	$33	$9
Foreign currency contracts (1)	2,874	191	51	2,326	167	39
Total cash flow hedges	4,048	299	63	3,854	200	48
Fair value hedges:
Interest rate contracts (1)	546	-	202	553	-	137
Non-Qualifying Hedges
Interest rate contracts (1)	112,921	1,082	219	100,628	464	138
Foreign currency contracts (1)	262	1	3	47	-	-
Equity market contracts (1)	43,283	1,442	664	30,273	676	162
Credit contracts (1)	55	-	-	-	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	123	-
GLB ceded (2) (3)	-	60	510	-	72	196
Reinsurance related (4)	-	-	375	-	188	-
Indexed annuity and IUL contracts (2) (5)	-	927	2,585	-	902	1,305
Total derivative instruments	$161,115	$4,261	$4,621	$135,355	$2,625	$1,986

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2019
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,341	$53,011	$20,948	$28,841	$500	$114,641
Foreign currency contracts (2)	218	383	961	1,473	101	3,136
Equity market contracts	27,594	7,720	3,762	13	4,194	43,283
Credit contracts	-	55	-	-	-	55
Total derivative instruments
with notional amounts	$39,153	$61,169	$25,671	$30,327	$4,795	$161,115

(1)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 24, 2021.
(2)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 26, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

As of December 31, 2019

Cumulative
Fair Value Hedging
Adjustment Included
	Amortized Cost	in the Amortized
	of the Hedged	Cost of the Hedged
	Assets (Liabilities)	Assets (Liabilities)
Line Items in which the Hedged Items are Recorded
Fixed maturity AFS securities, at fair value	$776	$202

The change in our unrealized gain (loss) on derivative instruments within accumulated other comprehensive income (loss) (“AOCI”) (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	6	-
Cash flow hedges:
Interest rate contracts	73	(4)	43
Foreign currency contracts	108	44	20
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	4	4
Foreign currency contracts (1)	35	27	18
Foreign currency contracts (2)	9	-	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss)
	Recognized in Income
	For the Year Ended
	December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35

Non-Qualifying Hedges
Interest rate contracts	982	-
Foreign currency contracts	(1)	-
Equity market contracts	(137)	-
Embedded derivatives:
GLB	1	-
Reinsurance related	(626)	-
Indexed annuity and IUL contracts	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2018	2017
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4
Foreign currency contracts (1)	27	18
Foreign currency contracts (2)	-	9
Total cash flow hedges	31	31
Fair value hedges:
Interest rate contracts (1)	(14)	(23)
Interest rate contracts (2)	37	7
Total fair value hedges	23	(16)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103
Foreign currency contracts (2)	5	-
Equity market contracts (2)	445	(1,427)
Equity market contracts (3)	(17)	28
Credit contracts (3)	-	1
Embedded derivatives:
GLB(2)	(1)	-
Reinsurance related (2)	292	(141)
Indexed annuity and IUL contracts (2)	81	(400)
Total derivative instruments	$710	$(1,821)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended
	December 31,
	2018	2017
Offset to net investment income	4	22
Offset to realized gain (loss)	27	9

As of December 31, 2019, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2019 and 2018, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2019, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2019	2018
Maximum potential payout	$55	$-
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$55	$-

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2019, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2019 or 2018.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2019		As of December 31, 2018
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$441	$(22)	$33	$(4)
A+	549	(168)	296	(26)
A	36	-	106	(36)
A-	355	-	4	-
BBB+	-	-	177	-
	$1,381	$(190)	$616	$(66)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Current	$175	$179	$118
Deferred	(212)	78	(1,405)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Income (loss) before taxes	$577	$1,830	$731
Federal statutory rate	21%	21%	35%
Federal income tax expense (benefit) at federal statutory rate	121	384	256
Effect of:
Tax-preferred investment income (1)	(99)	(87)	(280)
Tax credits	(40)	(39)	(29)
Excess tax benefits from stock-based compensation	(6)	(3)	(8)
Goodwill impairment	-	-	316
Tax impact associated with the Tax Cuts and Jobs Act (2)	(16)	3	(1,526)
Other items	3	(1)	(16)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)
Effective tax rate	-6%	14%	-176%

(1)

Relates primarily to separate account dividends eligible for the dividends-received deduction. As a result of the Tax Cuts and Jobs Act (the “Tax Act”), the recorded tax benefit for the separate account dividends-received deduction was substantially less in 2019 and 2018 as compared to 2017.

(2)

As a result of the enactment of the Tax Act in 2017, we remeasured our existing deferred tax balances at the prevailing corporate federal income tax rate of 21% and recognized a $1.5 billion tax benefit.  In 2018, we recognized a $3 million net tax benefit from the impact of the reduced federal statutory rate under the Tax Act on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $16 million net tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2019	2018
Current	$255	$205
Deferred	(2,605)	(1,421)
Total federal income tax asset (liability)	$(2,350)	$(1,216)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2019	2018
Deferred Tax Assets
Future contract benefits and other contract holder funds	$527	$549
Reinsurance related embedded derivative liability	79	-
Compensation and benefit plans	135	120
Intangibles	26	40
Net operating losses	216	264
Other	14	59
Total deferred tax assets	$997	$1,032
Deferred Tax Liabilities
DAC	$854	$1,380
VOBA	191	302
Net unrealized gain on fixed maturity AFS securities	2,216	333
Net unrealized gain on trading securities	70	25
Investment activity	154	334
Reinsurance related embedded derivative asset	-	39
Deferred gain on business sold through reinsurance	4	34
Other	113	6
Total deferred tax liabilities	$3,602	$2,453
Net deferred tax asset (liability)	$(2,605)	$(1,421)

As of December 31, 2019, we have $1.0 billion of net operating losses to carry forward to future years.  The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period.  As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized.  Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2019, and 2018, $41 million and $12 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$12	$11
Increases for prior year tax positions	29	-
Increases for current year tax positions	-	1
Balance as of end-of-year	$41	$12

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2019, 2018 and 2017, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2019 and 2018.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2016 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$9,509	$7,909	$8,269
Business acquired (sold) through reinsurance	-	(246)	-
Business recaptured through reinsurance	59	-	-
Deferrals	1,900	1,596	1,345
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(913)	(922)
Unlocking	(471)	(115)	61
Adjustment related to realized (gains) losses	(43)	(42)	(55)
Adjustment related to unrealized (gains) losses	(2,614)	1,320	(789)
Balance as of end-of-year	$7,418	$9,509	$7,909

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$799	$499	$874
Business acquired (sold) through reinsurance	-	(11)	-
Business acquired	-	30	-
Deferrals	6	7	7
Amortization:
Amortization, excluding unlocking	(115)	(127)	(105)
Unlocking	143	(60)	(48)
Accretion of interest (1)	45	48	52
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(550)	415	(280)
Balance as of end-of-year	$327	$799	$499

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2019, was as follows:

2020	$72
2021	66
2022	67
2023	65
2024	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$298	$287	$293
Business acquired (sold) through reinsurance	-	(21)	-
Deferrals	26	48	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(28)	(30)
Unlocking	(3)	-	(4)
Adjustment related to realized (gains) losses	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	(10)	13	1
Balance as of end-of-year	$281	$298	$287

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$2,763	$1,429	$1,855
Business recaptured through reinsurance	5	-	-
Deferrals	1,092	874	753
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(533)	(474)	(383)
Unlocking	(426)	(52)	(3)
Adjustment related to realized (gains) losses	(11)	(19)	(18)
Adjustment related to unrealized (gains) losses	(2,244)	1,005	(775)
Balance as of end-of-year	$646	$2,763	$1,429

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2019	2018	2017
Direct insurance premiums and fee income	$13,347	$11,882	$10,103
Reinsurance assumed	97	96	101
Reinsurance ceded	(1,920)	(1,883)	(1,817)
Total insurance premiums and fee income	$11,524	$10,095	$8,387

Direct insurance benefits	$9,482	$8,513	$6,669
Reinsurance recoveries netted against benefits	(1,897)	(2,369)	(1,851)
Total benefits	$7,585	$6,144	$4,818

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  Reinsurance does not discharge us from our primary obligation to contract holders for losses insured under the policies we issue.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2019, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2019.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.2 billion and $19.8 billion as of December 31, 2019 and 2018, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.8 billion and $12.1 billion as of December 31, 2019 and 2018, respectively.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.7 billion and $13.7 billion as of December 31, 2019 and 2018, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.3 billion and $1.5 billion as of December 31, 2019 and 2018, respectively.  Swiss Re has funded a trust, with a balance of $2.7 billion as of December 31, 2019, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2019, included $164 million and $31 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.4 billion and $2.5 billion as of December 31, 2019 and 2018, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.3 billion as of December 31, 2019.

Some portions of our annuity business have been reinsured on a Modco basis with other companies.  In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.  Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $6.6 billion and $7.5 billion as of December 31, 2019 and 2018, respectively, within other assets on our Consolidated Balance Sheets.  We held investments of $6.9 billion as of December 31, 2019, in support of reserves associated with the transaction in a Modco investment portfolio.  As of December 31, 2019, the portfolio included trading securities, fixed maturity AFS securities, commercial mortgage loans, derivative investments, other investments, cash, accrued investment income and equity securities that had carrying values of $3.5 billion, $2.3 billion, $698 million, $130 million, $94 million, $62 million, $57 million and $14 million, respectively.   In addition, the portfolio was supported by $201 million of over-collateralization and a $200 million letter of credit as of December 31, 2019. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $30 million and $8 million of the gain during 2019 and 2018, respectively.

In repositioning the Modco investment portfolio, purchases of securities classified as trading during 2019 primarily resulted in negative cash flows from operating activities that were largely offset by sales of securities classified as fixed maturity AFS within investing activities in our Consolidated Statements of Cash Flows.

See Note 6 for information on reinsurance related embedded derivatives.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2019 and 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit. Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2019		As of December 31, 2018
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	55	100	51
Group Protection:
VOCRA	576	25	576	5
VODA	31	2	31	-
Insurance licenses (1)	3	-	3	-
Total	$715	$82	$715	$56

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2019, was as follows:

2020	$37
2021	37
2022	37
2023	37
2024	37
Thereafter	440

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2019 (1)	2018 (1)
Return of Net Deposits
Total account value	$101,601	$89,783
Net amount at risk (2)	71	1,002
Average attained age of contract holders	65 years	65 years

Minimum Return
Total account value	$92	$88
Net amount at risk (2)	13	18
Average attained age of contract holders	77 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$25,763	$23,365
Net amount at risk (2)	384	2,007
Average attained age of contract holders	71 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$161	$100	$110
Changes in reserves	(24)	77	8
Benefits paid	(20)	(16)	(18)
Balance as of end-of-year	$117	$161	$100

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2019	2018
Asset Type
Domestic equity	$64,093	$54,060
International equity	19,852	18,359
Fixed income	41,405	37,942
Total	$125,350	$110,361

Percent of total variable annuity separate account values	98%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 33% of total life insurance in-force reserves as of December 31, 2019 and 2018, respectively.  UL and VUL products with secondary guarantees represented 27%, 36% and 27% of total life insurance sales for the years ended December 31, 2019, 2018 and 2017, respectively.

12.  Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets.  Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$5,335	$2,222	$2,242
Reinsurance recoverable	143	57	69
Net balance as of beginning-of-year	5,192	2,165	2,173
Business acquired (1)	-	2,842	-
Incurred related to:
Current year	3,193	2,531	1,346
Prior years:
Interest	151	120	69
All other incurred (2)	(308)	(208)	(76)
Total incurred	3,036	2,443	1,339
Paid related to:
Current year	(1,518)	(1,197)	(798)
Prior years	(1,310)	(1,061)	(549)
Total paid	(2,828)	(2,258)	(1,347)
Net balance as of end-of-year	5,400	5,192	2,165
Reinsurance recoverable	152	143	57
Balance as of end-of-year	$5,552	$5,335	$2,222

(1)	Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims.  Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.  Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2019	2018
Short-Term Debt
Short-term debt (1)	$609	$288

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	613	600
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	284	312
4.225% surplus note, due 2037	28	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,414	$2,401

(1)	The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2019, were as follows:

2020	$-
2021	-
2022	-
2023	-
2024	50
Thereafter	2,364
Total	$2,414

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2019, was $613 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2019, was $284 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2019
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$340
LOC facility (1)	August 26, 2031	990	965
LOC facility (1)	October 1, 2031	982	982
Total		$4,222	$2,287

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks.  This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion.  The credit facility is unsecured and has a commitment termination date of July 31, 2024.  The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

•

Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

•	A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and
•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2019, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2019, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2019.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2019, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million.  Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety.  In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the vigorous defense of this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Commitments

Leases

We recognized operating lease ROU assets of $202 million and associated lease liabilities of $208 million as of December 31, 2019.   We classified the operating lease ROU assets within other assets and the lease liabilities within other liabilities on our Consolidated Balance Sheets.  The weighted-average discount rate and remaining lease term were 3.2% and 6 years, respectively, as of December 31, 2019.  Operating lease expense for the years ended December 31, 2019, 2018 and 2017, was $46 million,  $43 million and $36 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2019, the net book value of assets recorded as finance leases was $128 million, and the associated accumulated amortization was $345 million.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  The weighted-average discount rate and remaining lease term were 2.2% and 2 years, respectively, as of December 31, 2019.

Finance lease expense (in millions) was as follows:

For the Year Ended
December 31,
2019

Amortization of ROU assets (1)	$67
Interest on lease liabilities (2)	13
Total	$80

(1)	Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

For the Year Ended
December 31,
2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47
Financing cash flows from finance leases	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2019, were as follows:

	Operating	Finance
	Leases	Leases
2020	$44	$56
2021	40	66
2022	35	66
2023	32	90
2024	26	17
Thereafter	65	12
Total future minimum lease payments	242	307
Less: Amount representing interest	34	26
Present value of minimum lease payments	$208	$281

As of December 31, 2019, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2019, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(13) million and $(18) million as of December 31, 2019 and 2018, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$536	$3,283	$1,687
Cumulative effect from adoption of new accounting standards	-	634	-
Unrealized holding gains (losses) arising during the year	8,856	(5,995)	2,872
Change in foreign currency exchange rate adjustment	46	(107)	134
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(2,460)	1,748	(703)
Income tax benefit (expense)	(1,370)	923	(745)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(26)	(44)	(40)
Associated amortization of DAC, VOBA, DSI and DFEL	(11)	(19)	(19)
Income tax benefit (expense)	8	13	21
Balance as of end-of-year	$5,637	$536	$3,283
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$29	$39	$22
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	9	-
Gross OTTI recognized in OCI during the year	(14)	-	-
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	3	-	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	30	(18)	34
Change in DAC, VOBA, DSI and DFEL	(2)	(5)	(7)
Income tax benefit (expense)	(7)	4	(10)
Balance as of end-of-year	$40	$29	$39
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Cumulative effect from adoption of new accounting standard	-	6	-
Unrealized holding gains (losses) arising during the year	181	40	63
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	47	31	31
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(25)	$(22)	$(20)
Cumulative effect from adoption of new accounting standard	-	(5)	-
Adjustment arising during the year	4	3	(4)
Income tax benefit (expense)	(1)	(1)	2
Balance as of end-of-year	$(22)	$(25)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(26)	$(44)	$(40)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(11)	(19)	(19)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(37)	(63)	(59)	operations before taxes
Income tax benefit (expense)	8	13	21	Federal income tax expense (benefit)
Reclassification, net of income tax	$(29)	$(50)	$(38)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$4	$7	$5	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	7	4	operations before taxes
Income tax benefit (expense)	(1)	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$6	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$4	$4	Net investment income
Foreign currency contracts	35	27	18	Net investment income
Foreign currency contracts	9	-	9	Total realized gain (loss)
Total gross reclassifications	47	31	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(3)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	45	28	29	operations before taxes
Income tax benefit (expense)	(9)	(6)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$36	$22	$19	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Commissions	$2,566	$2,271	$1,998
General and administrative expenses	2,152	1,910	1,715
Expenses associated with reserve financing and unrelated LOCs	52	64	57
DAC and VOBA deferrals and interest, net of amortization	(586)	(436)	(390)
Broker-dealer expenses	372	358	329
Specifically identifiable intangible asset amortization	26	9	4
Taxes, licenses and fees	353	322	254
Acquisition and integration costs related to mergers and acquisitions	130	85	-
Total	$5,065	$4,583	$3,967

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions but elected to contribute zero and $8 million for the years ended December 31, 2019 and 2018, respectively.  We do not expect to be required to make any contributions to these pension plans in 2020.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6  million, $6 million and $5 million during 2019, 2018 and 2017, respectively.  In 2020, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2019	2018	2019	2018

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$109	$107	$9	$8
Projected benefit obligation	115	112	10	10
Funded status	$(6)	$(5)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(6)	(5)	(1)	(2)
Net amount recognized	$(6)	$(5)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	4.50%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2019, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2019	2018

Fixed maturity securities:
Corporate bonds	$-	$1
U.S. government bonds	83	87
Cash and invested cash	26	19
Other investments	9	8
Total	$118	$115

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was  $10 million, $(4) million and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $101  million, $90 million and $85 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $22 million, $12 million and $27 million for the years ended December 31, 2019, 2018 and 2017, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2019	2018
Total liabilities (1)	$579	$487
Investments dedicated to fund liabilities (2)	202	170

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Stock options	$8	$5	$9
Performance shares	16	14	12
SARs	-	(1)	2
RSUs	35	30	24
Total	$59	$48	$47

Recognized tax benefit	$12	$10	$16

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2019	2018
U.S. capital and surplus	$8,425	$8,330

	For the Years Ended December 31,
	2019	2018	2017
U.S. net gain (loss) from operations, after-tax	$379	$686	$1,312
U.S. net income (loss)	359	1,013	1,452
U.S. dividends to LNC holding company	600	910	954

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life.  See Note 3 for information regarding the acquisition.

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of the acquisition of Liberty Life and unfavorable reserve strain on certain products.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2019 and 2018.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2019.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2019.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2019	2018
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$24	$36
Conservative valuation rate on certain annuities	(49)	(55)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,947	1,959
LLC notes and variable value surplus notes	1,648	1,634
Excess of loss reinsurance treaties	419	330

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2019, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends to LNC of approximately $815 million in 2020 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.    Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$103,773	$103,773	$92,787	$92,787
Trading securities	4,602	4,602	1,869	1,869
Equity securities	103	103	99	99
Mortgage loans on real estate	16,244	16,774	13,190	13,020
Derivative investments (1)	1,911	1,911	1,081	1,081
Other investments	2,554	2,554	1,951	1,951
Cash and invested cash	1,879	1,879	1,848	1,848
Reinsurance related embedded derivatives	-	-	188	188
Other assets:
GLB direct embedded derivatives	450	450	123	123
GLB ceded embedded derivatives	60	60	72	72
Indexed annuity ceded embedded derivatives	927	927	902	902
Separate account assets	153,571	153,571	132,833	132,833

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2,585)	(2,585)	(1,305)	(1,305)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,900)	(1,900)	(542)	(542)
Account values of certain investment contracts	(38,606)	(46,781)	(34,500)	(36,321)
Short-term debt	(609)	(609)	(288)	(288)
Long-term debt	(2,414)	(2,714)	(2,401)	(2,519)
Reinsurance related embedded derivatives	(375)	(375)	-	-
Other liabilities:
Derivative liabilities (1)	(238)	(238)	(226)	(226)
GLB ceded embedded derivatives	(510)	(510)	(196)	(196)
Benefit Plans’ Assets (2)	118	118	115	115

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments.  The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value.  The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2019 and 2018, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2019 or 2018, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
U.S. government bonds	368	18	-	386
State and municipal bonds	-	5,184	-	5,184
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
ABS	-	2,544	134	2,678
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
ABS	101	-	-	124	(108)	117
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
ABS	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Derivative investments	$168	$90	$(266)
Embedded derivatives:
Indexed annuity and IUL contracts	(97)	(38)	(14)
Other assets – GLB direct and ceded	1,015	(75)	1,904
Other liabilities – GLB direct and ceded	(1,015)	75	(1,904)
Total, net (1)	$71	$52	$(280)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
ABS	44	(152)	(108)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2019, 2018 and 2017, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2019:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,996	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	6.4%
Foreign government bonds	52	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.5%
ABS	22	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	1.4%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.2%
Other assets:
GLB direct and ceded
embedded derivatives	510	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Indexed annuity ceded
embedded derivatives	927	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(2,585)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(510)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”); and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Operating revenues:
Annuities	$4,240	$4,025	$4,034
Retirement Plan Services	1,186	1,164	1,152
Life Insurance	6,999	6,489	6,128
Group Protection	4,587	3,756	2,200
Other Operations	199	209	263
Excluded realized gain (loss), pre-tax	(1,019)	(285)	(630)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	-	1
Total revenues	$16,192	$15,358	$13,148

	For the Years Ended December 31,
	2019	2018	2017
Net Income (Loss)
Income (loss) from operations:
Annuities	$987	$1,122	$1,072
Retirement Plan Services	162	160	142
Life Insurance	267	530	522
Group Protection	237	186	103
Other Operations	(148)	(130)	(30)
Excluded realized gain (loss), after-tax	(804)	(225)	(409)
Gain (loss) on early extinguishment of debt, after-tax	-	-	(3)
Net impact from the Tax Cuts and Jobs Act	16	(3)	1,526
Impairment of intangibles, after-tax	-	-	(905)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(103)	(67)	-
Net income (loss)	$614	$1,573	$2,018

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net Investment Income
Annuities	$1,070	$947	$982
Retirement Plan Services	917	892	893
Life Insurance	2,494	2,546	2,496
Group Protection	306	259	167
Other Operations	175	200	222
Total net investment income	$4,962	$4,844	$4,760

	For the Years Ended December 31,
	2019	2018	2017
Amortization of DAC and VOBA, Net of Interest
Annuities	$427	$347	$402
Retirement Plan Services	25	27	26
Life Insurance	757	701	455
Group Protection	111	92	79
Total amortization of DAC and VOBA, net of interest	$1,320	$1,167	$962

	For the Years Ended December 31,
	2019	2018	2017
Federal Income Tax Expense (Benefit)
Annuities	$148	$187	$198
Retirement Plan Services	21	28	50
Life Insurance	50	116	236
Group Protection	63	50	55
Other Operations	(61)	(48)	(78)
Excluded realized gain (loss)	(215)	(61)	(220)
Gain (loss) on early extinguishment of debt	-	-	(2)
Net impact from the Tax Cuts and Jobs Act	(16)	3	(1,526)
Acquisition and integration costs related to
mergers and acquisitions	(27)	(18)	-
Total federal income tax expense (benefit)	$(37)	$257	$(1,287)

	As of December 31,
	2019	2018
Assets
Annuities	$166,639	$145,462
Retirement Plan Services	40,190	35,742
Life Insurance	93,327	82,153
Group Protection	9,468	8,495
Other Operations	26,392	27,293
Total assets	$336,016	$299,145

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Interest paid	$152	$154	$123
Income taxes paid (received)	245	192	215
Significant non-cash investing and financing transactions:
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	(150)	-	-
Acquisition of note receivable from affiliate	392	31	74
Investments received in financing transactions	-	263	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	40	58	109
Carrying value of liability	(40)	(58)	(109)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2019	2018
Assets with affiliates:
Inter-company notes	$1,557	$1,512	Fixed maturity AFS securities
Ceded reinsurance contracts	(115)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	6	11	Accrued investment income
Ceded reinsurance contracts	2,473	2,574	Reinsurance recoverables
Ceded reinsurance contracts	-	191	Reinsurance related embedded derivatives
Ceded reinsurance contracts	228	235	Other assets
Cash management agreement	1,227	112	Other assets
Service agreement receivable	6	5	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	29	Future contract benefits
Assumed reinsurance contracts	390	400	Other contract holder funds
Ceded reinsurance contracts	(38)	(46)	Other contract holder funds
Inter-company short-term debt	609	288	Short-term debt
Inter-company long-term debt	2,414	2,401	Long-term debt
Ceded reinsurance contracts	46	-	Reinsurance related embedded derivatives
Ceded reinsurance contracts	3,757	3,120	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	497	325	Other liabilities
Accrued inter-company interest payable	5	13	Other liabilities
Service agreement payable	22	56	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019		2018	2017
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$
reinsurance contracts		(407)	$(404)	$(393)	Insurance premiums
Fees for management of general account		(133)	(106)	(100)	Net investment income
Net investment income on ceded funds withheld treaties		(139)	(123)	(84)	Net investment income
Net investment income on inter-company notes		53	49	42	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives		(305)	709	(1,055)	Realized gain (loss)
Other gains (losses)		(301)	237	(150)	Realized gain (loss)
Reinsurance related settlements		472	(1,189)	951	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts		(4)	(5)	(5)	Amortization of deferred gain
					on business sold through
					reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts		60	57	67	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance		(254)	(610)	(299)	Benefits
Ceded reinsurance contracts		(19)	(8)	(12)	Commissions and other
					expenses
Service agreement payments		15	3	3	Commissions and other
					expenses
Interest expense on inter-company debt		130	126	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2019.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $115 million and $1.2 billion as of December 31, 2019 and 2018, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$23,840,606	$23,840,606	$23,840,606
AB VPS International Value Portfolio - Class B	107,980	107,980	107,980
AB VPS Small/Mid Cap Value Portfolio - Class A	564,114	564,114	564,114
American Century VP Inflation Protection Fund - Class II	4,629,052	4,629,052	4,629,052
American Century VP International Fund - Class I	38,362	38,362	38,362
American Funds Global Growth Fund - Class 2	127,768,898	127,768,898	127,768,898
American Funds Growth Fund - Class 2	798,423,570	798,423,570	798,423,570
American Funds Growth-Income Fund - Class 2	312,955,400	312,955,400	312,955,400
American Funds International Fund - Class 2	212,721,925	212,721,925	212,721,925
BlackRock Global Allocation V.I. Fund - Class I	16,556,602	16,556,602	16,556,602
BlackRock Global Allocation V.I. Fund - Class III	14,880,592	14,880,592	14,880,592
Delaware VIP® Diversified Income Series - Service Class	45,954,799	45,954,799	45,954,799
Delaware VIP® Diversified Income Series - Standard Class	71,426,594	71,426,594	71,426,594
Delaware VIP® Emerging Markets Series - Service Class	1,682,223	1,682,223	1,682,223
Delaware VIP® High Yield Series - Service Class	12,469,588	12,469,588	12,469,588
Delaware VIP® High Yield Series - Standard Class	21,844,703	21,844,703	21,844,703
Delaware VIP® Limited-Term Diversified Income Series - Service Class	1,777,867	1,777,867	1,777,867
Delaware VIP® REIT Series - Service Class	25,445,781	25,445,781	25,445,781
Delaware VIP® REIT Series - Standard Class	89,152,619	89,152,619	89,152,619
Delaware VIP® Small Cap Value Series - Service Class	203,266,117	203,266,117	203,266,117
Delaware VIP® Smid Cap Core Series - Service Class	29,272,949	29,272,949	29,272,949
Delaware VIP® Smid Cap Core Series - Standard Class	225,325,231	225,325,231	225,325,231
Delaware VIP® U.S. Growth Series - Service Class	98,204	98,204	98,204
Delaware VIP® Value Series - Service Class	36,532,854	36,532,854	36,532,854
Delaware VIP® Value Series - Standard Class	152,870,801	152,870,801	152,870,801
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,795,232	1,795,232	1,795,232
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,811,640	1,811,640	1,811,640
DWS Equity 500 Index VIP Portfolio - Class A	181,861	181,861	181,861
DWS Small Cap Index VIP Portfolio - Class A	948,495	948,495	948,495
Fidelity® VIP Contrafund® Portfolio - Service Class	209,862,744	209,862,744	209,862,744
Fidelity® VIP Contrafund® Portfolio - Service Class 2	82,192,793	82,192,793	82,192,793
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2,646,554	2,646,554	2,646,554
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	622,421	622,421	622,421
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	4,017,781	4,017,781	4,017,781
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	1,965,845	1,965,845	1,965,845
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2,864,676	2,864,676	2,864,676
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	1,910,172	1,910,172	1,910,172
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,514,562	1,514,562	1,514,562
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,752,826	1,752,826	1,752,826
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	610,670	610,670	610,670
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,833,489	1,833,489	1,833,489
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	598,872	598,872	598,872
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,862,413	1,862,413	1,862,413
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	630,795	630,795	630,795
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	4,700,890	4,700,890	4,700,890
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	221,196	221,196	221,196
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	50,470	50,470	50,470
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	108,368	108,368	108,368
Fidelity® VIP Growth Portfolio - Service Class	108,967,612	108,967,612	108,967,612
Fidelity® VIP Growth Portfolio - Service Class 2	32,245,491	32,245,491	32,245,491
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,273,194	2,273,194	2,273,194
Franklin Income VIP Fund - Class 2	1,411,321	1,411,321	1,411,321
Franklin Mutual Shares VIP Fund - Class 2	1,313,795	1,313,795	1,313,795
Invesco V.I. Core Equity Fund - Series I Shares	192	192	192
Invesco V.I. International Growth Fund - Series I Shares	37,766	37,766	37,766
Janus Henderson Global Research Portfolio - Institutional Shares	433,398	433,398	433,398
LVIP Baron Growth Opportunities Fund - Service Class	196,968,334	196,968,334	196,968,334
LVIP BlackRock Advantage Allocation Fund - Service Class	13,144,231	13,144,231	13,144,231
LVIP BlackRock Advantage Allocation Fund - Standard Class	4,151,848	4,151,848	4,151,848
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	8,124,873	8,124,873	8,124,873
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	213,781,133	213,781,133	213,781,133

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
LVIP BlackRock Global Real Estate Fund - Service Class	$5,826,032	$5,826,032	$5,826,032
LVIP BlackRock Global Real Estate Fund - Standard Class	8,286,865	8,286,865	8,286,865
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,242,524	5,242,524	5,242,524
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,647,150	9,647,150	9,647,150
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	3,459,338	3,459,338	3,459,338
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	216,675,644	216,675,644	216,675,644
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	1,120,528	1,120,528	1,120,528
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,257,126	2,257,126	2,257,126
LVIP Delaware Bond Fund - Service Class	23,869,244	23,869,244	23,869,244
LVIP Delaware Bond Fund - Standard Class	155,033,864	155,033,864	155,033,864
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,957,016	4,957,016	4,957,016
LVIP Delaware Social Awareness Fund - Service Class	30,618,644	30,618,644	30,618,644
LVIP Delaware Social Awareness Fund - Standard Class	541,332,643	541,332,643	541,332,643
LVIP Delaware Special Opportunities Fund - Service Class	40,638,607	40,638,607	40,638,607
LVIP Delaware Special Opportunities Fund - Standard Class	399,862,529	399,862,529	399,862,529
LVIP Delaware Wealth Builder Fund - Service Class	11,358,822	11,358,822	11,358,822
LVIP Delaware Wealth Builder Fund - Standard Class	83,613,753	83,613,753	83,613,753
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	11,889,893	11,889,893	11,889,893
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	977,629,912	977,629,912	977,629,912
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	697,285	697,285	697,285
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,107,759	1,107,759	1,107,759
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	15,733,987	15,733,987	15,733,987
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,437,372	10,437,372	10,437,372
LVIP Global Growth Allocation Managed Risk Fund - Service Class	38,483,836	38,483,836	38,483,836
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	13,678,248	13,678,248	13,678,248
LVIP Global Income Fund - Service Class	4,700,447	4,700,447	4,700,447
LVIP Global Income Fund - Standard Class	3,870,306	3,870,306	3,870,306
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	43,723,368	43,723,368	43,723,368
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	18,959,873	18,959,873	18,959,873
LVIP Government Money Market Fund - Service Class	7,054,681	7,054,681	7,054,681
LVIP Government Money Market Fund - Standard Class	35,027,010	35,027,010	35,027,010
LVIP JPMorgan Retirement Income Fund - Service Class	6,870,080	6,870,080	6,870,080
LVIP JPMorgan Retirement Income Fund - Standard Class	158,020,003	158,020,003	158,020,003
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	1,203,086	1,203,086	1,203,086
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,281,340	1,281,340	1,281,340
LVIP MFS International Growth Fund - Service Class	336,690	336,690	336,690
LVIP MFS Value Fund - Service Class	1,651,460	1,651,460	1,651,460
LVIP Mondrian International Value Fund - Service Class	18,966,134	18,966,134	18,966,134
LVIP Mondrian International Value Fund - Standard Class	148,400,732	148,400,732	148,400,732
LVIP SSGA Bond Index Fund - Service Class	4,469,051	4,469,051	4,469,051
LVIP SSGA Bond Index Fund - Standard Class	8,911,869	8,911,869	8,911,869
LVIP SSGA Developed International 150 Fund - Service Class	87,248	87,248	87,248
LVIP SSGA Emerging Markets 100 Fund - Service Class	11,044,685	11,044,685	11,044,685
LVIP SSGA Emerging Markets 100 Fund - Standard Class	18,011,039	18,011,039	18,011,039
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	11,940,403	11,940,403	11,940,403
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	5,136,546	5,136,546	5,136,546
LVIP SSGA International Index Fund - Service Class	4,249,024	4,249,024	4,249,024
LVIP SSGA International Index Fund - Standard Class	4,168,103	4,168,103	4,168,103
LVIP SSGA International Managed Volatility Fund - Service Class	820,843	820,843	820,843
LVIP SSGA International Managed Volatility Fund - Standard Class	973,317	973,317	973,317
LVIP SSGA Large Cap 100 Fund - Service Class	276,582	276,582	276,582
LVIP SSGA S&P 500 Index Fund - Service Class	108,551,890	108,551,890	108,551,890
LVIP SSGA S&P 500 Index Fund - Standard Class	375,330,780	375,330,780	375,330,780
LVIP SSGA Small-Cap Index Fund - Service Class	16,895,405	16,895,405	16,895,405
LVIP SSGA Small-Cap Index Fund - Standard Class	38,337,760	38,337,760	38,337,760
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	553,090	553,090	553,090
LVIP T. Rowe Price 2010 Fund - Service Class	1,923,122	1,923,122	1,923,122
LVIP T. Rowe Price 2010 Fund - Standard Class	2,334,094	2,334,094	2,334,094
LVIP T. Rowe Price 2020 Fund - Service Class	11,917,981	11,917,981	11,917,981
LVIP T. Rowe Price 2020 Fund - Standard Class	10,290,663	10,290,663	10,290,663
LVIP T. Rowe Price 2030 Fund - Service Class	26,010,388	26,010,388	26,010,388

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
LVIP T. Rowe Price 2030 Fund - Standard Class	$10,666,095	$10,666,095	$10,666,095
LVIP T. Rowe Price 2040 Fund - Service Class	27,085,487	27,085,487	27,085,487
LVIP T. Rowe Price 2040 Fund - Standard Class	3,483,373	3,483,373	3,483,373
LVIP T. Rowe Price 2050 Fund - Service Class	16,671,390	16,671,390	16,671,390
LVIP T. Rowe Price 2050 Fund - Standard Class	947,772	947,772	947,772
LVIP T. Rowe Price Growth Stock Fund - Service Class	786,860	786,860	786,860
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	27,249,991	27,249,991	27,249,991
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	204,509,748	204,509,748	204,509,748
LVIP Vanguard Domestic Equity ETF Fund - Service Class	23,515,149	23,515,149	23,515,149
LVIP Vanguard International Equity ETF Fund - Service Class	14,281,540	14,281,540	14,281,540
LVIP Wellington Capital Growth Fund - Service Class	204,073	204,073	204,073
LVIP Wellington Mid-Cap Value Fund - Service Class	241,042	241,042	241,042
MFS® VIT Total Return Series - Initial Class	1,318,576	1,318,576	1,318,576
MFS® VIT Utilities Series - Initial Class	120,856,902	120,856,902	120,856,902
MFS® VIT Utilities Series - Service Class	41,624,812	41,624,812	41,624,812
MFS® VIT II Core Equity Portfolio - Initial Class	58,113	58,113	58,113
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	127,041	127,041	127,041
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	142,707	142,707	142,707
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	68,968	68,968	68,968
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	18,880	18,880	18,880
PIMCO VIT Total Return Portfolio - Administrative Class	17,222,648	17,222,648	17,222,648
Putnam VT Global Health Care Fund - Class IB	46,840	46,840	46,840
Templeton Global Bond VIP Fund - Class 2	2,213,144	2,213,144	2,213,144
Wells Fargo VT Omega Growth Fund - Class 2	68,016	68,016	68,016
Wells Fargo VT Small Cap Growth Fund - Class 2	367,415	367,415	367,415

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$36,938	$(226,904)	$(189,966)	$979,325	$1,294,127
AB VPS International Value Portfolio - Class B	847	(1,194)	(347)	(2,624)	—
AB VPS Small/Mid Cap Value Portfolio - Class A	3,448	(6,958)	(3,510)	4,079	64,342
American Century VP Inflation Protection Fund - Class II	109,462	(60,044)	49,418	(69,053)	—
American Century VP International Fund - Class I	294	(189)	105	38	1,769
American Funds Global Growth Fund - Class 2	1,304,763	(1,207,480)	97,283	2,988,086	6,585,220
American Funds Growth Fund - Class 2	5,541,725	(7,604,374)	(2,062,649)	16,254,345	79,497,359
American Funds Growth-Income Fund - Class 2	4,935,936	(3,094,942)	1,840,994	5,545,740	30,326,064
American Funds International Fund - Class 2	2,929,522	(2,099,076)	830,446	2,548,719	5,276,932
BlackRock Global Allocation V.I. Fund - Class I	204,317	(177,357)	26,960	150,227	551,355
BlackRock Global Allocation V.I. Fund - Class III	182,472	(153,151)	29,321	(44,251)	570,811
Delaware VIP® Diversified Income Series - Service Class	1,187,470	(491,902)	695,568	1,176	—
Delaware VIP® Diversified Income Series - Standard Class	2,069,304	(739,839)	1,329,465	323,186	—
Delaware VIP® Emerging Markets Series - Service Class	6,219	(18,772)	(12,553)	32,430	33,922
Delaware VIP® High Yield Series - Service Class	737,704	(118,596)	619,108	(175,317)	—
Delaware VIP® High Yield Series - Standard Class	1,440,863	(221,781)	1,219,082	(348,133)	—
Delaware VIP® Limited-Term Diversified Income Series - Service Class	44,716	(22,757)	21,959	(4,077)	—
Delaware VIP® REIT Series - Service Class	442,827	(241,309)	201,518	139,546	—
Delaware VIP® REIT Series - Standard Class	1,892,997	(889,864)	1,003,133	613,446	—
Delaware VIP® Small Cap Value Series - Service Class	1,543,734	(1,985,194)	(441,460)	3,536,379	15,918,090
Delaware VIP® Smid Cap Core Series - Service Class	78,596	(270,783)	(192,187)	(330,079)	1,560,134
Delaware VIP® Smid Cap Core Series - Standard Class	1,226,241	(2,209,711)	(983,470)	(1,590,600)	11,970,923
Delaware VIP® U.S. Growth Series - Service Class	—	(1,746)	(1,746)	(5,236)	24,782
Delaware VIP® Value Series - Service Class	517,777	(350,450)	167,327	627,822	2,433,096
Delaware VIP® Value Series - Standard Class	2,666,741	(1,464,715)	1,202,026	5,570,315	10,547,780
DWS Alternative Asset Allocation VIP Portfolio - Class A	71,198	(18,457)	52,741	(11,295)	—
DWS Alternative Asset Allocation VIP Portfolio - Class B	64,320	(18,403)	45,917	(11,905)	—
DWS Equity 500 Index VIP Portfolio - Class A	3,196	(901)	2,295	4,567	7,826
DWS Small Cap Index VIP Portfolio - Class A	11,064	(12,048)	(984)	19,441	91,088
Fidelity® VIP Contrafund® Portfolio - Service Class	719,483	(2,087,232)	(1,367,749)	4,559,689	23,364,619
Fidelity® VIP Contrafund® Portfolio - Service Class 2	165,245	(766,101)	(600,856)	918,049	8,739,157
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	45,530	(20,922)	24,608	1,498	97,635
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	10,595	(3,780)	6,815	(286)	9,892
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	71,986	(29,517)	42,469	(6,337)	68,193
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	32,906	(10,475)	22,431	389	18,282
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	49,981	(18,089)	31,892	983	44,676
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	30,800	(12,191)	18,609	(792)	34,400
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	23,383	(9,158)	14,225	2,780	17,470
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	24,784	(12,199)	12,585	2,353	32,621
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	9,438	(4,485)	4,953	1,858	10,646
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	25,363	(11,767)	13,596	1,740	33,481
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	8,509	(5,005)	3,504	886	15,788
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	25,653	(11,232)	14,421	(3,266)	26,106
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	9,490	(5,804)	3,686	3,082	16,124
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	65,724	(29,352)	36,372	773	71,324
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	—	(8)	(8)	336	—
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	1,101	(193)	908	(9)	479
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	613	(194)	419	19	204
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	1,189	(168)	1,021	—	423
Fidelity® VIP Growth Portfolio - Service Class	168,086	(1,031,677)	(863,591)	3,474,889	6,397,733
Fidelity® VIP Growth Portfolio - Service Class 2	15,607	(293,374)	(277,767)	601,172	1,777,702
Fidelity® VIP Mid Cap Portfolio - Service Class 2	14,975	(27,315)	(12,340)	(3,632)	257,552
Franklin Income VIP Fund - Class 2	74,385	(17,975)	56,410	8,659	22,482
Franklin Mutual Shares VIP Fund - Class 2	22,828	(16,452)	6,376	20,951	122,063
Invesco V.I. Core Equity Fund - Series I Shares	2	(3)	(1)	2	21
Invesco V.I. International Growth Fund - Series I Shares	552	(449)	103	94	2,229
Janus Henderson Global Research Portfolio - Institutional Shares	3,954	(2,263)	1,691	3,064	23,400

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$1	$2,273,453	$3,479,051	$5,562,538
AB VPS International Value Portfolio - Class B	12	(2,612)	18,733	15,774
AB VPS Small/Mid Cap Value Portfolio - Class A	—	68,421	43,999	108,910
American Century VP Inflation Protection Fund - Class II	—	(69,053)	374,632	354,997
American Century VP International Fund - Class I	—	1,807	6,278	8,190
American Funds Global Growth Fund - Class 2	1	9,573,307	24,608,770	34,279,360
American Funds Growth Fund - Class 2	5	95,751,709	98,900,118	192,589,178
American Funds Growth-Income Fund - Class 2	2	35,871,806	28,347,975	66,060,775
American Funds International Fund - Class 2	2	7,825,653	31,567,008	40,223,107
BlackRock Global Allocation V.I. Fund - Class I	—	701,582	1,973,436	2,701,978
BlackRock Global Allocation V.I. Fund - Class III	—	526,560	1,634,503	2,190,384
Delaware VIP® Diversified Income Series - Service Class	1	1,177	3,123,820	3,820,565
Delaware VIP® Diversified Income Series - Standard Class	—	323,186	4,712,425	6,365,076
Delaware VIP® Emerging Markets Series - Service Class	—	66,352	241,145	294,944
Delaware VIP® High Yield Series - Service Class	1	(175,316)	1,176,977	1,620,769
Delaware VIP® High Yield Series - Standard Class	—	(348,133)	2,216,290	3,087,239
Delaware VIP® Limited-Term Diversified Income Series - Service Class	(1)	(4,078)	46,438	64,319
Delaware VIP® REIT Series - Service Class	—	139,546	4,800,767	5,141,831
Delaware VIP® REIT Series - Standard Class	1	613,447	17,826,458	19,443,038
Delaware VIP® Small Cap Value Series - Service Class	1	19,454,470	26,546,573	45,559,583
Delaware VIP® Smid Cap Core Series - Service Class	—	1,230,055	5,352,795	6,390,663
Delaware VIP® Smid Cap Core Series - Standard Class	1	10,380,324	44,178,998	53,575,852
Delaware VIP® U.S. Growth Series - Service Class	—	19,546	11,805	29,605
Delaware VIP® Value Series - Service Class	—	3,060,918	2,615,903	5,844,148
Delaware VIP® Value Series - Standard Class	1	16,118,096	8,547,820	25,867,942
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(11,295)	189,996	231,442
DWS Alternative Asset Allocation VIP Portfolio - Class B	—	(11,905)	188,022	222,034
DWS Equity 500 Index VIP Portfolio - Class A	—	12,393	28,900	43,588
DWS Small Cap Index VIP Portfolio - Class A	1	110,530	98,573	208,119
Fidelity® VIP Contrafund® Portfolio - Service Class	1	27,924,309	26,049,656	52,606,216
Fidelity® VIP Contrafund® Portfolio - Service Class 2	—	9,657,206	10,511,646	19,567,996
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	—	99,133	217,978	341,719
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	—	9,606	37,335	53,756
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	—	61,856	408,990	513,315
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	—	18,671	141,836	182,938
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	—	45,659	264,896	342,447
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	—	33,608	182,128	234,345
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	—	20,250	170,323	204,798
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	—	34,974	213,636	261,195
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	—	12,504	78,707	96,164
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	—	35,221	217,441	266,258
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	—	16,674	96,084	116,262
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	—	22,840	226,615	263,876
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	—	19,206	106,285	129,177
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	—	72,097	536,124	644,593
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	—	336	—	328
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	—	470	3,258	4,636
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	—	223	2,626	3,268
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	—	423	4,451	5,895
Fidelity® VIP Growth Portfolio - Service Class	—	9,872,622	19,662,315	28,671,346
Fidelity® VIP Growth Portfolio - Service Class 2	—	2,378,874	5,862,673	7,963,780
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1	253,921	198,344	439,925
Franklin Income VIP Fund - Class 2	—	31,141	96,912	184,463
Franklin Mutual Shares VIP Fund - Class 2	—	143,014	100,107	249,497
Invesco V.I. Core Equity Fund - Series I Shares	—	23	21	43
Invesco V.I. International Growth Fund - Series I Shares	—	2,323	5,582	8,008
Janus Henderson Global Research Portfolio - Institutional Shares	—	26,464	67,854	96,009

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
LVIP Baron Growth Opportunities Fund - Service Class	$—	$(1,882,729)	$(1,882,729)	$8,682,757	$5,268,113
LVIP BlackRock Advantage Allocation Fund - Service Class	290,548	(126,857)	163,691	(249,105)	606,815
LVIP BlackRock Advantage Allocation Fund - Standard Class	103,270	(44,433)	58,837	(122,688)	202,208
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	131,114	(75,617)	55,497	127,420	342,294
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	3,821,569	(2,077,283)	1,744,286	4,999,502	9,142,036
LVIP BlackRock Global Real Estate Fund - Service Class	187,244	(58,841)	128,403	122,834	235,589
LVIP BlackRock Global Real Estate Fund - Standard Class	283,325	(83,646)	199,679	207,423	330,308
LVIP BlackRock Inflation Protected Bond Fund - Service Class	104,810	(54,572)	50,238	(53,870)	—
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	218,496	(102,704)	115,792	(121,550)	—
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	15,489	(33,205)	(17,716)	75,468	137,751
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,409,090	(2,108,429)	(699,339)	8,295,132	8,643,254
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(9,970)	(9,970)	30,202	93,998
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(24,588)	(24,588)	85,870	244,834
LVIP Delaware Bond Fund - Service Class	640,005	(232,455)	407,550	33,342	211,923
LVIP Delaware Bond Fund - Standard Class	4,707,223	(1,618,542)	3,088,681	1,133,182	1,382,351
LVIP Delaware Diversified Floating Rate Fund - Service Class	122,768	(54,930)	67,838	(8,442)	—
LVIP Delaware Social Awareness Fund - Service Class	489,134	(277,578)	211,556	129,399	1,394,411
LVIP Delaware Social Awareness Fund - Standard Class	10,297,683	(5,159,050)	5,138,633	8,134,424	25,150,730
LVIP Delaware Special Opportunities Fund - Service Class	329,653	(381,898)	(52,245)	(103,688)	4,277,766
LVIP Delaware Special Opportunities Fund - Standard Class	4,443,411	(3,896,871)	546,540	3,071,403	42,798,604
LVIP Delaware Wealth Builder Fund - Service Class	292,650	(112,599)	180,051	(247,163)	557,115
LVIP Delaware Wealth Builder Fund - Standard Class	2,335,359	(852,914)	1,482,445	(1,010,249)	4,090,309
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	171,543	(109,043)	62,500	37,976	553,362
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	16,865,458	(9,377,080)	7,488,378	9,616,729	46,419,719
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	10,726	(7,184)	3,542	7,997	3,814
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	19,718	(11,535)	8,183	(7,091)	6,179
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	361,545	(157,376)	204,169	176,217	616,809
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	263,559	(110,195)	153,364	182,923	411,022
LVIP Global Growth Allocation Managed Risk Fund - Service Class	761,329	(403,954)	357,375	750,715	1,689,660
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	303,831	(141,838)	161,993	351,852	643,020
LVIP Global Income Fund - Service Class	109,823	(51,652)	58,171	6,144	—
LVIP Global Income Fund - Standard Class	99,801	(40,360)	59,441	554	—
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	893,043	(452,338)	440,705	923,972	1,924,595
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	432,708	(204,171)	228,537	801,710	848,440
LVIP Government Money Market Fund - Service Class	107,194	(70,373)	36,821	—	24
LVIP Government Money Market Fund - Standard Class	646,643	(366,055)	280,588	—	127
LVIP JPMorgan Retirement Income Fund - Service Class	193,879	(68,511)	125,368	(176,157)	—
LVIP JPMorgan Retirement Income Fund - Standard Class	4,816,507	(1,607,291)	3,209,216	(2,966,927)	—
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	11,485	(11,255)	230	14,025	11,448
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	15,226	(12,262)	2,964	7,711	12,501
LVIP MFS International Growth Fund - Service Class	4,166	(4,408)	(242)	26,424	13,846
LVIP MFS Value Fund - Service Class	22,411	(18,288)	4,123	138,647	19,344
LVIP Mondrian International Value Fund - Service Class	627,732	(181,196)	446,536	(81,874)	386,850
LVIP Mondrian International Value Fund - Standard Class	5,288,572	(1,472,887)	3,815,685	2,237,017	3,051,108
LVIP SSGA Bond Index Fund - Service Class	108,384	(45,260)	63,124	12,841	—
LVIP SSGA Bond Index Fund - Standard Class	217,031	(74,934)	142,097	1,722	—
LVIP SSGA Developed International 150 Fund - Service Class	3,327	(1,229)	2,098	(5,140)	992
LVIP SSGA Emerging Markets 100 Fund - Service Class	377,857	(108,438)	269,419	(197,377)	—
LVIP SSGA Emerging Markets 100 Fund - Standard Class	665,752	(180,694)	485,058	(477,761)	—
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	265,589	(121,060)	144,529	112,597	167,455
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	126,733	(52,744)	73,989	41,708	74,453
LVIP SSGA International Index Fund - Service Class	94,662	(42,088)	52,574	30,889	—
LVIP SSGA International Index Fund - Standard Class	102,630	(41,108)	61,522	30,711	—
LVIP SSGA International Managed Volatility Fund - Service Class	16,806	(7,490)	9,316	4,439	1,908
LVIP SSGA International Managed Volatility Fund - Standard Class	22,152	(8,529)	13,623	6,749	2,073
LVIP SSGA Large Cap 100 Fund - Service Class	6,273	(2,592)	3,681	(2,377)	19,856
LVIP SSGA S&P 500 Index Fund - Service Class	1,461,649	(962,128)	499,521	1,539,560	3,785,389

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP Baron Growth Opportunities Fund - Service Class	$1	$13,950,871	$41,829,814	$53,897,956
LVIP BlackRock Advantage Allocation Fund - Service Class	—	357,710	1,257,903	1,779,304
LVIP BlackRock Advantage Allocation Fund - Standard Class	2	79,522	468,179	606,538
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	—	469,714	663,204	1,188,415
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1	14,141,539	17,319,209	33,205,034
LVIP BlackRock Global Real Estate Fund - Service Class	1	358,424	645,402	1,132,229
LVIP BlackRock Global Real Estate Fund - Standard Class	1	537,732	999,003	1,736,414
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(53,870)	251,726	248,094
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(121,550)	473,727	467,969
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	(1)	213,218	364,552	560,054
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1	16,938,387	19,762,458	36,001,506
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	1	124,201	77,689	191,920
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	330,704	159,639	465,755
LVIP Delaware Bond Fund - Service Class	—	245,265	1,058,118	1,710,933
LVIP Delaware Bond Fund - Standard Class	1	2,515,534	6,714,945	12,319,160
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(8,442)	97,470	156,866
LVIP Delaware Social Awareness Fund - Service Class	1	1,523,811	5,447,950	7,183,317
LVIP Delaware Social Awareness Fund - Standard Class	3	33,285,157	97,121,907	135,545,697
LVIP Delaware Special Opportunities Fund - Service Class	—	4,174,078	5,204,231	9,326,064
LVIP Delaware Special Opportunities Fund - Standard Class	3	45,870,010	50,800,093	97,216,643
LVIP Delaware Wealth Builder Fund - Service Class	—	309,952	1,008,870	1,498,873
LVIP Delaware Wealth Builder Fund - Standard Class	—	3,080,060	7,063,240	11,625,745
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	—	591,338	2,019,393	2,673,231
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	5	56,036,453	170,154,066	233,678,897
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	—	11,811	52,858	68,211
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(912)	112,261	119,532
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	—	793,026	954,060	1,951,255
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	593,945	630,881	1,378,190
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	2,440,375	2,231,703	5,029,453
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	994,872	722,496	1,879,361
LVIP Global Income Fund - Service Class	—	6,144	172,700	237,015
LVIP Global Income Fund - Standard Class	—	554	153,223	213,218
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	1	2,848,568	2,202,498	5,491,771
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1	1,650,151	672,478	2,551,166
LVIP Government Money Market Fund - Service Class	—	24	—	36,845
LVIP Government Money Market Fund - Standard Class	(4)	123	(1)	280,710
LVIP JPMorgan Retirement Income Fund - Service Class	—	(176,157)	856,874	806,085
LVIP JPMorgan Retirement Income Fund - Standard Class	1	(2,966,926)	18,958,900	19,201,190
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	—	25,473	116,975	142,678
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	20,212	150,576	173,752
LVIP MFS International Growth Fund - Service Class	—	40,270	37,626	77,654
LVIP MFS Value Fund - Service Class	—	157,991	237,590	399,704
LVIP Mondrian International Value Fund - Service Class	—	304,976	2,021,791	2,773,303
LVIP Mondrian International Value Fund - Standard Class	1	5,288,126	13,915,019	23,018,830
LVIP SSGA Bond Index Fund - Service Class	—	12,841	196,177	272,142
LVIP SSGA Bond Index Fund - Standard Class	—	1,722	334,533	478,352
LVIP SSGA Developed International 150 Fund - Service Class	—	(4,148)	15,546	13,496
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	(197,377)	555,454	627,496
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(477,761)	1,116,797	1,124,094
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	—	280,052	1,110,337	1,534,918
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	116,161	508,672	698,822
LVIP SSGA International Index Fund - Service Class	—	30,889	643,134	726,597
LVIP SSGA International Index Fund - Standard Class	—	30,711	684,293	776,526
LVIP SSGA International Managed Volatility Fund - Service Class	—	6,347	101,555	117,218
LVIP SSGA International Managed Volatility Fund - Standard Class	—	8,822	120,513	142,958
LVIP SSGA Large Cap 100 Fund - Service Class	—	17,479	21,914	43,074
LVIP SSGA S&P 500 Index Fund - Service Class	—	5,324,949	18,540,719	24,365,189

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
LVIP SSGA S&P 500 Index Fund - Standard Class	$5,880,220	$(3,534,254)	$2,345,966	$12,834,878	$13,551,464
LVIP SSGA Small-Cap Index Fund - Service Class	116,673	(164,118)	(47,445)	302,106	787,066
LVIP SSGA Small-Cap Index Fund - Standard Class	353,530	(379,561)	(26,031)	1,214,371	1,803,245
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	9,128	(7,213)	1,915	(6,992)	5,951
LVIP T. Rowe Price 2010 Fund - Service Class	50,716	(17,832)	32,884	(13,793)	322,496
LVIP T. Rowe Price 2010 Fund - Standard Class	68,141	(25,259)	42,882	(47,720)	436,289
LVIP T. Rowe Price 2020 Fund - Service Class	303,721	(119,962)	183,759	(14,184)	2,036,612
LVIP T. Rowe Price 2020 Fund - Standard Class	285,805	(97,034)	188,771	(9,007)	1,665,581
LVIP T. Rowe Price 2030 Fund - Service Class	551,634	(246,414)	305,220	85,809	3,332,030
LVIP T. Rowe Price 2030 Fund - Standard Class	250,880	(97,383)	153,497	17,938	1,326,246
LVIP T. Rowe Price 2040 Fund - Service Class	517,065	(246,424)	270,641	41,811	3,602,664
LVIP T. Rowe Price 2040 Fund - Standard Class	74,269	(32,624)	41,645	(1,316)	475,209
LVIP T. Rowe Price 2050 Fund - Service Class	292,963	(145,978)	146,985	31,593	1,375,854
LVIP T. Rowe Price 2050 Fund - Standard Class	18,502	(8,168)	10,334	7,069	80,390
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(8,615)	(8,615)	52,614	44,337
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(247,949)	(247,949)	645,011	1,893,483
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	320,565	(1,939,140)	(1,618,575)	7,902,743	13,738,637
LVIP Vanguard Domestic Equity ETF Fund - Service Class	295,166	(210,632)	84,534	744,280	238,306
LVIP Vanguard International Equity ETF Fund - Service Class	372,115	(129,748)	242,367	67,908	—
LVIP Wellington Capital Growth Fund - Service Class	—	(1,649)	(1,649)	360	15,761
LVIP Wellington Mid-Cap Value Fund - Service Class	1,723	(2,755)	(1,032)	14,704	16,322
MFS® VIT Total Return Series - Initial Class	31,361	(15,612)	15,749	36,567	35,696
MFS® VIT Utilities Series - Initial Class	4,685,563	(1,198,653)	3,486,910	3,116,879	344,068
MFS® VIT Utilities Series - Service Class	1,501,231	(397,806)	1,103,425	615,035	118,908
MFS® VIT II Core Equity Portfolio - Initial Class	425	(324)	101	(8)	6,936
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,231	(110)	1,121	(13,311)	13,371
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(652)	(652)	757	8,359
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	996	(1,774)	(778)	7,499	16,200
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	264	(235)	29	(2)	3,521
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	876	(228)	648	(8,178)	—
PIMCO VIT Total Return Portfolio - Administrative Class	513,948	(173,070)	340,878	(43,041)	—
Putnam VT Global Health Care Fund - Class IB	—	(439)	(439)	(69)	2,122
Templeton Global Bond VIP Fund - Class 2	169,541	(31,818)	137,723	(31,996)	—
Wells Fargo VT Omega Growth Fund - Class 2	—	(714)	(714)	353	7,784
Wells Fargo VT Small Cap Growth Fund - Class 2	—	(3,932)	(3,932)	2,336	57,266
See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP SSGA S&P 500 Index Fund - Standard Class	$2	$26,386,344	$61,919,978	$90,652,288
LVIP SSGA Small-Cap Index Fund - Service Class	—	1,089,172	2,228,822	3,270,549
LVIP SSGA Small-Cap Index Fund - Standard Class	—	3,017,616	4,973,927	7,965,512
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	—	(1,041)	83,521	84,395
LVIP T. Rowe Price 2010 Fund - Service Class	—	308,703	(106,003)	235,584
LVIP T. Rowe Price 2010 Fund - Standard Class	—	388,569	(94,956)	336,495
LVIP T. Rowe Price 2020 Fund - Service Class	—	2,022,428	(293,578)	1,912,609
LVIP T. Rowe Price 2020 Fund - Standard Class	—	1,656,574	(273,855)	1,571,490
LVIP T. Rowe Price 2030 Fund - Service Class	—	3,417,839	782,306	4,505,365
LVIP T. Rowe Price 2030 Fund - Standard Class	—	1,344,184	336,644	1,834,325
LVIP T. Rowe Price 2040 Fund - Service Class	—	3,644,475	1,054,470	4,969,586
LVIP T. Rowe Price 2040 Fund - Standard Class	—	473,893	116,159	631,697
LVIP T. Rowe Price 2050 Fund - Service Class	—	1,407,447	1,413,913	2,968,345
LVIP T. Rowe Price 2050 Fund - Standard Class	—	87,459	67,329	165,122
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	96,951	103,600	191,936
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1	2,538,495	4,797,557	7,088,103
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1	21,641,381	36,957,369	56,980,175
LVIP Vanguard Domestic Equity ETF Fund - Service Class	—	982,586	4,071,620	5,138,740
LVIP Vanguard International Equity ETF Fund - Service Class	2	67,910	2,078,268	2,388,545
LVIP Wellington Capital Growth Fund - Service Class	—	16,121	29,314	43,786
LVIP Wellington Mid-Cap Value Fund - Service Class	—	31,026	27,367	57,361
MFS® VIT Total Return Series - Initial Class	—	72,263	137,122	225,134
MFS® VIT Utilities Series - Initial Class	1	3,460,948	18,015,503	24,963,361
MFS® VIT Utilities Series - Service Class	1	733,944	6,359,860	8,197,229
MFS® VIT II Core Equity Portfolio - Initial Class	—	6,928	(67)	6,962
Neuberger Berman AMT Large Cap Value Portfolio - I Class	—	60	5,599	6,780
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	9,116	22,923	31,387
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	23,699	2,452	25,373
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	3,519	2,147	5,695
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(8,178)	9,714	2,184
PIMCO VIT Total Return Portfolio - Administrative Class	2	(43,039)	894,512	1,192,351
Putnam VT Global Health Care Fund - Class IB	—	2,053	9,363	10,977
Templeton Global Bond VIP Fund - Class 2	—	(31,996)	(85,369)	20,358
Wells Fargo VT Omega Growth Fund - Class 2	—	8,137	10,766	18,189
Wells Fargo VT Small Cap Growth Fund - Class 2	—	59,602	16,325	71,995

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2018 and 2019

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$28,217,321	$131,565	$782,813	$5,926,622	$34,376	$128,495,480	$766,151,555
Changes From Operations:
• Net investment income (loss)	(258,560)	17	(4,823)	85,239	247	(465,958)	(4,621,716)
• Net realized gain (loss) on investments	2,631,864	231	72,219	(85,007)	2,459	12,311,270	97,751,308
• Net change in unrealized appreciation or depreciation on investments	(4,850,981)	(32,076)	(181,466)	(226,440)	(8,064)	(23,437,948)	(96,971,819)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,477,677)	(31,828)	(114,070)	(226,208)	(5,358)	(11,592,636)	(3,842,227)
Changes From Unit Transactions:
• Net unit transactions	(5,421,217)	6,117	(48,324)	(698,173)	(184)	(10,658,035)	(73,484,570)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,421,217)	6,117	(48,324)	(698,173)	(184)	(10,658,035)	(73,484,570)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,898,894)	(25,711)	(162,394)	(924,381)	(5,542)	(22,250,671)	(77,326,797)
NET ASSETS AT DECEMBER 31, 2018	20,318,427	105,854	620,419	5,002,241	28,834	106,244,809	688,824,758
Changes From Operations:
• Net investment income (loss)	(189,966)	(347)	(3,510)	49,418	105	97,283	(2,062,649)
• Net realized gain (loss) on investments	2,273,453	(2,612)	68,421	(69,053)	1,807	9,573,307	95,751,709
• Net change in unrealized appreciation or depreciation on investments	3,479,051	18,733	43,999	374,632	6,278	24,608,770	98,900,118
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,562,538	15,774	108,910	354,997	8,190	34,279,360	192,589,178
Changes From Unit Transactions:
• Net unit transactions	(2,040,359)	(13,648)	(165,215)	(728,186)	1,338	(12,755,271)	(82,990,366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,040,359)	(13,648)	(165,215)	(728,186)	1,338	(12,755,271)	(82,990,366)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,522,179	2,126	(56,305)	(373,189)	9,528	21,524,089	109,598,812
NET ASSETS AT DECEMBER 31, 2019	$23,840,606	$107,980	$564,114	$4,629,052	$38,362	$127,768,898	$798,423,570

See accompanying notes.

	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	Delaware VIPß Diversified Income Series - Service Class Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$311,565,772	$253,269,292	$22,375,632	$15,927,126	$50,510,363	$86,226,237
Changes From Operations:
• Net investment income (loss)	1,102,051	1,420,442	(26,407)	(32,338)	895,143	1,773,742
• Net realized gain (loss) on investments	28,755,537	15,970,206	997,932	713,629	(196,351)	40,307
• Net change in unrealized appreciation or depreciation on investments	(36,561,886)	(49,922,925)	(2,630,734)	(1,977,519)	(2,339,293)	(4,434,049)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,704,298)	(32,532,277)	(1,659,209)	(1,296,228)	(1,640,501)	(2,620,000)
Changes From Unit Transactions:
• Net unit transactions	(27,045,735)	(25,327,290)	(2,854,361)	(784,866)	(4,893,346)	(12,689,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,045,735)	(25,327,290)	(2,854,361)	(784,866)	(4,893,346)	(12,689,178)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,750,033)	(57,859,567)	(4,513,570)	(2,081,094)	(6,533,847)	(15,309,178)
NET ASSETS AT DECEMBER 31, 2018	277,815,739	195,409,725	17,862,062	13,846,032	43,976,516	70,917,059
Changes From Operations:
• Net investment income (loss)	1,840,994	830,446	26,960	29,321	695,568	1,329,465
• Net realized gain (loss) on investments	35,871,806	7,825,653	701,582	526,560	1,177	323,186
• Net change in unrealized appreciation or depreciation on investments	28,347,975	31,567,008	1,973,436	1,634,503	3,123,820	4,712,425
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,060,775	40,223,107	2,701,978	2,190,384	3,820,565	6,365,076
Changes From Unit Transactions:
• Net unit transactions	(30,921,114)	(22,910,907)	(4,007,438)	(1,155,824)	(1,842,282)	(5,855,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,921,114)	(22,910,907)	(4,007,438)	(1,155,824)	(1,842,282)	(5,855,541)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,139,661	17,312,200	(1,305,460)	1,034,560	1,978,283	509,535
NET ASSETS AT DECEMBER 31, 2019	$312,955,400	$212,721,925	$16,556,602	$14,880,592	$45,954,799	$71,426,594

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® High Yield Series - Service Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Service Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,121,489	$13,084,054	$27,573,100	$2,202,698	$24,473,694	$100,472,132	$250,628,261
Changes From Operations:
• Net investment income (loss)	37,936	602,406	1,290,638	23,467	183,147	957,542	(918,079)
• Net realized gain (loss) on investments	67,870	(233,305)	(684,408)	(13,967)	636,048	1,910,946	25,248,014
• Net change in unrealized appreciation or depreciation on investments	(447,602)	(1,066,211)	(1,883,479)	(35,812)	(2,762,605)	(10,529,162)	(63,664,297)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(341,796)	(697,110)	(1,277,249)	(26,312)	(1,943,410)	(7,660,674)	(39,334,362)
Changes From Unit Transactions:
• Net unit transactions	(202,421)	(1,249,555)	(5,427,171)	(404,655)	(2,014,636)	(14,102,644)	(30,876,485)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(202,421)	(1,249,555)	(5,427,171)	(404,655)	(2,014,636)	(14,102,644)	(30,876,485)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(544,217)	(1,946,665)	(6,704,420)	(430,967)	(3,958,046)	(21,763,318)	(70,210,847)
NET ASSETS AT DECEMBER 31, 2018	1,577,272	11,137,389	20,868,680	1,771,731	20,515,648	78,708,814	180,417,414
Changes From Operations:
• Net investment income (loss)	(12,553)	619,108	1,219,082	21,959	201,518	1,003,133	(441,460)
• Net realized gain (loss) on investments	66,352	(175,316)	(348,133)	(4,078)	139,546	613,447	19,454,470
• Net change in unrealized appreciation or depreciation on investments	241,145	1,176,977	2,216,290	46,438	4,800,767	17,826,458	26,546,573
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	294,944	1,620,769	3,087,239	64,319	5,141,831	19,443,038	45,559,583
Changes From Unit Transactions:
• Net unit transactions	(189,993)	(288,570)	(2,111,216)	(58,183)	(211,698)	(8,999,233)	(22,710,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(189,993)	(288,570)	(2,111,216)	(58,183)	(211,698)	(8,999,233)	(22,710,880)
TOTAL INCREASE (DECREASE) IN NET ASSETS	104,951	1,332,199	976,023	6,136	4,930,133	10,443,805	22,848,703
NET ASSETS AT DECEMBER 31, 2019	$1,682,223	$12,469,588	$21,844,703	$1,777,867	$25,445,781	$89,152,619	$203,266,117

See accompanying notes.

	Delaware VIP® Smid Cap Core Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Service Class Subaccount	Delaware VIP® Value Series - Service Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2018	$27,187,101	$250,044,904	$154,000	$34,668,476	$172,432,834	$2,154,374
Changes From Operations:
• Net investment income (loss)	(275,008)	(2,028,225)	(1,917)	140,679	1,174,051	22,929
• Net realized gain (loss) on investments	8,644,441	76,290,185	19,749	2,911,063	18,293,556	(14,540)
• Net change in unrealized appreciation or depreciation on investments	(11,867,283)	(103,217,060)	(22,943)	(4,374,072)	(24,421,583)	(215,143)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,497,850)	(28,955,100)	(5,111)	(1,322,330)	(4,953,976)	(206,754)
Changes From Unit Transactions:
• Net unit transactions	(683,843)	(24,064,226)	(21,716)	(795,174)	(22,489,463)	(182,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(683,843)	(24,064,226)	(21,716)	(795,174)	(22,489,463)	(182,599)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,181,693)	(53,019,326)	(26,827)	(2,117,504)	(27,443,439)	(389,353)
NET ASSETS AT DECEMBER 31, 2018	23,005,408	197,025,578	127,173	32,550,972	144,989,395	1,765,021
Changes From Operations:
• Net investment income (loss)	(192,187)	(983,470)	(1,746)	167,327	1,202,026	52,741
• Net realized gain (loss) on investments	1,230,055	10,380,324	19,546	3,060,918	16,118,096	(11,295)
• Net change in unrealized appreciation or depreciation on investments	5,352,795	44,178,998	11,805	2,615,903	8,547,820	189,996
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,390,663	53,575,852	29,605	5,844,148	25,867,942	231,442
Changes From Unit Transactions:
• Net unit transactions	(123,122)	(25,276,199)	(58,574)	(1,862,266)	(17,986,536)	(201,231)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(123,122)	(25,276,199)	(58,574)	(1,862,266)	(17,986,536)	(201,231)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,267,541	28,299,653	(28,969)	3,981,882	7,881,406	30,211
NET ASSETS AT DECEMBER 31, 2019	$29,272,949	$225,325,231	$98,204	$36,532,854	$152,870,801	$1,795,232

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,134,096	$160,810	$1,351,149	$225,016,700	$78,263,476	$390,066	$55,198
Changes From Operations:
• Net investment income (loss)	16,576	1,786	(3,021)	(952,898)	(439,936)	13,318	708
• Net realized gain (loss) on investments	(19,689)	18,156	160,542	25,680,497	8,530,913	13,394	405
• Net change in unrealized appreciation or depreciation on investments	(203,181)	(27,743)	(284,219)	(38,754,302)	(13,409,766)	(130,224)	(13,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(206,294)	(7,801)	(126,698)	(14,026,703)	(5,318,789)	(103,512)	(12,448)
Changes From Unit Transactions:
• Net unit transactions	(207,531)	(7,092)	(282,969)	(26,711,153)	(5,928,843)	1,304,460	98,663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(207,531)	(7,092)	(282,969)	(26,711,153)	(5,928,843)	1,304,460	98,663
TOTAL INCREASE (DECREASE) IN NET ASSETS	(413,825)	(14,893)	(409,667)	(40,737,856)	(11,247,632)	1,200,948	86,215
NET ASSETS AT DECEMBER 31, 2018	1,720,271	145,917	941,482	184,278,844	67,015,844	1,591,014	141,413
Changes From Operations:
• Net investment income (loss)	45,917	2,295	(984)	(1,367,749)	(600,856)	24,608	6,815
• Net realized gain (loss) on investments	(11,905)	12,393	110,530	27,924,309	9,657,206	99,133	9,606
• Net change in unrealized appreciation or depreciation on investments	188,022	28,900	98,573	26,049,656	10,511,646	217,978	37,335
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	222,034	43,588	208,119	52,606,216	19,567,996	341,719	53,756
Changes From Unit Transactions:
• Net unit transactions	(130,665)	(7,644)	(201,106)	(27,022,316)	(4,391,047)	713,821	427,252
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(130,665)	(7,644)	(201,106)	(27,022,316)	(4,391,047)	713,821	427,252
TOTAL INCREASE (DECREASE) IN NET ASSETS	91,369	35,944	7,013	25,583,900	15,176,949	1,055,540	481,008
NET ASSETS AT DECEMBER 31, 2019	$1,811,640	$181,861	$948,495	$209,862,744	$82,192,793	$2,646,554	$622,421

See accompanying notes.

	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$703,768	$5,151	$487,340	$4,682	$124,630	$24,662
Changes From Operations:
• Net investment income (loss)	10,566	3,249	2,149	2,885	1,032	3,536
• Net realized gain (loss) on investments	4,461	3,548	10,643	6,249	(205)	7,586
• Net change in unrealized appreciation or depreciation on investments	(205,407)	(49,352)	(109,195)	(65,094)	(67,994)	(86,547)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(190,380)	(42,555)	(96,403)	(55,960)	(67,167)	(75,425)
Changes From Unit Transactions:
• Net unit transactions	1,600,718	529,183	609,904	729,707	396,826	790,176
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,600,718	529,183	609,904	729,707	396,826	790,176
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,410,338	486,628	513,501	673,747	329,659	714,751
NET ASSETS AT DECEMBER 31, 2018	2,114,106	491,779	1,000,841	678,429	454,289	739,413
Changes From Operations:
• Net investment income (loss)	42,469	22,431	31,892	18,609	14,225	12,585
• Net realized gain (loss) on investments	61,856	18,671	45,659	33,608	20,250	34,974
• Net change in unrealized appreciation or depreciation on investments	408,990	141,836	264,896	182,128	170,323	213,636
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	513,315	182,938	342,447	234,345	204,798	261,195
Changes From Unit Transactions:
• Net unit transactions	1,390,360	1,291,128	1,521,388	997,398	855,475	752,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,390,360	1,291,128	1,521,388	997,398	855,475	752,218
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,903,675	1,474,066	1,863,835	1,231,743	1,060,273	1,013,413
NET ASSETS AT DECEMBER 31, 2019	$4,017,781	$1,965,845	$2,864,676	$1,910,172	$1,514,562	$1,752,826

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$87,070	$71,845	$66,574	$68,335	$59,897	$53,672	$—
Changes From Operations:
• Net investment income (loss)	56	3,249	3,285	2,975	916	7,509	—
• Net realized gain (loss) on investments	(5,985)	5,819	905	3,680	1,304	9,775	—
• Net change in unrealized appreciation or depreciation on investments	(15,681)	(92,864)	(44,764)	(90,228)	(62,596)	(176,133)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,610)	(83,796)	(40,574)	(83,573)	(60,376)	(158,849)	—
Changes From Unit Transactions:
• Net unit transactions	87,138	763,033	411,875	688,089	407,204	1,537,220	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	87,138	763,033	411,875	688,089	407,204	1,537,220	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,528	679,237	371,301	604,516	346,828	1,378,371	—
NET ASSETS AT DECEMBER 31, 2018	152,598	751,082	437,875	672,851	406,725	1,432,043	—
Changes From Operations:
• Net investment income (loss)	4,953	13,596	3,504	14,421	3,686	36,372	(8)
• Net realized gain (loss) on investments	12,504	35,221	16,674	22,840	19,206	72,097	336
• Net change in unrealized appreciation or depreciation on investments	78,707	217,441	96,084	226,615	106,285	536,124	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	96,164	266,258	116,262	263,876	129,177	644,593	328
Changes From Unit Transactions:
• Net unit transactions	361,908	816,149	44,735	925,686	94,893	2,624,254	(328)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	361,908	816,149	44,735	925,686	94,893	2,624,254	(328)
TOTAL INCREASE (DECREASE) IN NET ASSETS	458,072	1,082,407	160,997	1,189,562	224,070	3,268,847	—
NET ASSETS AT DECEMBER 31, 2019	$610,670	$1,833,489	$598,872	$1,862,413	$630,795	$4,700,890	$—

See accompanying notes.

	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$—	$—	$97,321,972	$23,703,206	$2,671,380
Changes From Operations:
• Net investment income (loss)	—	—	—	(900,918)	(257,915)	(20,434)
• Net realized gain (loss) on investments	—	—	—	17,179,801	4,232,556	277,005
• Net change in unrealized appreciation or depreciation on investments	—	—	—	(17,116,622)	(4,453,428)	(639,296)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	(837,739)	(478,787)	(382,725)
Changes From Unit Transactions:
• Net unit transactions	—	—	—	(4,204,103)	1,407,387	(202,817)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	(4,204,103)	1,407,387	(202,817)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	(5,041,842)	928,600	(585,542)
NET ASSETS AT DECEMBER 31, 2018	—	—	—	92,280,130	24,631,806	2,085,838
Changes From Operations:
• Net investment income (loss)	908	419	1,021	(863,591)	(277,767)	(12,340)
• Net realized gain (loss) on investments	470	223	423	9,872,622	2,378,874	253,921
• Net change in unrealized appreciation or depreciation on investments	3,258	2,626	4,451	19,662,315	5,862,673	198,344
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,636	3,268	5,895	28,671,346	7,963,780	439,925
Changes From Unit Transactions:
• Net unit transactions	216,560	47,202	102,473	(11,983,864)	(350,095)	(252,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	216,560	47,202	102,473	(11,983,864)	(350,095)	(252,569)
TOTAL INCREASE (DECREASE) IN NET ASSETS	221,196	50,470	108,368	16,687,482	7,613,685	187,356
NET ASSETS AT DECEMBER 31, 2019	$221,196	$50,470	$108,368	$108,967,612	$32,245,491	$2,273,194

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,590,140	$1,561,138	$169	$44,260	$370,055	$175,539,303	$13,530,012
Changes From Operations:
• Net investment income (loss)	50,533	15,726	(2)	233	2,111	(1,829,672)	125,958
• Net realized gain (loss) on investments	17,614	88,010	11	2,540	2,941	14,980,870	2,187,564
• Net change in unrealized appreciation or depreciation on investments	(140,113)	(246,335)	(28)	(8,579)	(32,228)	(21,264,445)	(3,171,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(71,966)	(142,599)	(19)	(5,806)	(27,176)	(8,113,247)	(857,793)
Changes From Unit Transactions:
• Net unit transactions	(286,635)	(136,497)	1	(8,696)	(2,790)	(8,947,477)	(656,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(286,635)	(136,497)	1	(8,696)	(2,790)	(8,947,477)	(656,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(358,601)	(279,096)	(18)	(14,502)	(29,966)	(17,060,724)	(1,514,393)
NET ASSETS AT DECEMBER 31, 2018	1,231,539	1,282,042	151	29,758	340,089	158,478,579	12,015,619
Changes From Operations:
• Net investment income (loss)	56,410	6,376	(1)	103	1,691	(1,882,729)	163,691
• Net realized gain (loss) on investments	31,141	143,014	23	2,323	26,464	13,950,871	357,710
• Net change in unrealized appreciation or depreciation on investments	96,912	100,107	21	5,582	67,854	41,829,814	1,257,903
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	184,463	249,497	43	8,008	96,009	53,897,956	1,779,304
Changes From Unit Transactions:
• Net unit transactions	(4,681)	(217,744)	(2)	—	(2,700)	(15,408,201)	(650,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,681)	(217,744)	(2)	—	(2,700)	(15,408,201)	(650,692)
TOTAL INCREASE (DECREASE) IN NET ASSETS	179,782	31,753	41	8,008	93,309	38,489,755	1,128,612
NET ASSETS AT DECEMBER 31, 2019	$1,411,321	$1,313,795	$192	$37,766	$433,398	$196,968,334	$13,144,231

See accompanying notes.

	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$5,096,625	$8,141,149	$248,150,932	$5,574,751	$9,752,924	$5,875,024
Changes From Operations:
• Net investment income (loss)	52,787	76,494	2,636,348	132,082	230,167	203,085
• Net realized gain (loss) on investments	782,669	256,602	6,953,694	57,304	132,390	(48,353)
• Net change in unrealized appreciation or depreciation on investments	(1,126,883)	(1,017,806)	(29,454,461)	(711,619)	(1,204,831)	(211,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(291,427)	(684,710)	(19,864,419)	(522,233)	(842,274)	(56,335)
Changes From Unit Transactions:
• Net unit transactions	(586,226)	(471,687)	(26,039,596)	(118,444)	(1,218,696)	(270,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(586,226)	(471,687)	(26,039,596)	(118,444)	(1,218,696)	(270,590)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(877,653)	(1,156,397)	(45,904,015)	(640,677)	(2,060,970)	(326,925)
NET ASSETS AT DECEMBER 31, 2018	4,218,972	6,984,752	202,246,917	4,934,074	7,691,954	5,548,099
Changes From Operations:
• Net investment income (loss)	58,837	55,497	1,744,286	128,403	199,679	50,238
• Net realized gain (loss) on investments	79,522	469,714	14,141,539	358,424	537,732	(53,870)
• Net change in unrealized appreciation or depreciation on investments	468,179	663,204	17,319,209	645,402	999,003	251,726
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	606,538	1,188,415	33,205,034	1,132,229	1,736,414	248,094
Changes From Unit Transactions:
• Net unit transactions	(673,662)	(48,294)	(21,670,818)	(240,271)	(1,141,503)	(553,669)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(673,662)	(48,294)	(21,670,818)	(240,271)	(1,141,503)	(553,669)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,124)	1,140,121	11,534,216	891,958	594,911	(305,575)
NET ASSETS AT DECEMBER 31, 2019	$4,151,848	$8,124,873	$213,781,133	$5,826,032	$8,286,865	$5,242,524

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$11,977,723	$3,550,010	$234,333,305	$535,845	$1,330,709	$26,027,603	$182,328,745
Changes From Operations:
• Net investment income (loss)	416,555	(18,301)	(736,281)	(7,708)	(19,279)	416,152	3,398,148
• Net realized gain (loss) on investments	(203,073)	518,211	32,326,464	19,647	79,350	(33,865)	841,798
• Net change in unrealized appreciation or depreciation on investments	(300,130)	(690,414)	(42,433,623)	(36,080)	(155,759)	(934,473)	(7,615,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,648)	(190,504)	(10,843,440)	(24,141)	(95,688)	(552,186)	(3,375,720)
Changes From Unit Transactions:
• Net unit transactions	(1,888,479)	(224,836)	(21,458,576)	243,974	1,133,932	(3,041,171)	(21,435,925)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,888,479)	(224,836)	(21,458,576)	243,974	1,133,932	(3,041,171)	(21,435,925)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,975,127)	(415,340)	(32,302,016)	219,833	1,038,244	(3,593,357)	(24,811,645)
NET ASSETS AT DECEMBER 31, 2018	10,002,596	3,134,670	202,031,289	755,678	2,368,953	22,434,246	157,517,100
Changes From Operations:
• Net investment income (loss)	115,792	(17,716)	(699,339)	(9,970)	(24,588)	407,550	3,088,681
• Net realized gain (loss) on investments	(121,550)	213,218	16,938,387	124,201	330,704	245,265	2,515,534
• Net change in unrealized appreciation or depreciation on investments	473,727	364,552	19,762,458	77,689	159,639	1,058,118	6,714,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	467,969	560,054	36,001,506	191,920	465,755	1,710,933	12,319,160
Changes From Unit Transactions:
• Net unit transactions	(823,415)	(235,386)	(21,357,151)	172,930	(577,582)	(275,935)	(14,802,396)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(823,415)	(235,386)	(21,357,151)	172,930	(577,582)	(275,935)	(14,802,396)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(355,446)	324,668	14,644,355	364,850	(111,827)	1,434,998	(2,483,236)
NET ASSETS AT DECEMBER 31, 2019	$9,647,150	$3,459,338	$216,675,644	$1,120,528	$2,257,126	$23,869,244	$155,033,864
See accompanying notes.

	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Service Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$4,833,301	$26,525,952	$551,157,478	$42,666,470	$466,677,469	$12,110,790
Changes From Operations:
• Net investment income (loss)	115,553	(3,735)	1,459,984	253	1,214,574	199,709
• Net realized gain (loss) on investments	6,276	2,793,149	61,380,209	4,039,464	48,640,777	2,032,108
• Net change in unrealized appreciation or depreciation on investments	(179,350)	(4,244,953)	(88,242,721)	(10,325,776)	(114,972,904)	(2,961,662)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,521)	(1,455,539)	(25,402,528)	(6,286,059)	(65,117,553)	(729,845)
Changes From Unit Transactions:
• Net unit transactions	382,048	(1,108,161)	(61,288,762)	(3,095,656)	(52,400,294)	(825,725)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	382,048	(1,108,161)	(61,288,762)	(3,095,656)	(52,400,294)	(825,725)
TOTAL INCREASE (DECREASE) IN NET ASSETS	324,527	(2,563,700)	(86,691,290)	(9,381,715)	(117,517,847)	(1,555,570)
NET ASSETS AT DECEMBER 31, 2018	5,157,828	23,962,252	464,466,188	33,284,755	349,159,622	10,555,220
Changes From Operations:
• Net investment income (loss)	67,838	211,556	5,138,633	(52,245)	546,540	180,051
• Net realized gain (loss) on investments	(8,442)	1,523,811	33,285,157	4,174,078	45,870,010	309,952
• Net change in unrealized appreciation or depreciation on investments	97,470	5,447,950	97,121,907	5,204,231	50,800,093	1,008,870
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	156,866	7,183,317	135,545,697	9,326,064	97,216,643	1,498,873
Changes From Unit Transactions:
• Net unit transactions	(357,678)	(526,925)	(58,679,242)	(1,972,212)	(46,513,736)	(695,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(357,678)	(526,925)	(58,679,242)	(1,972,212)	(46,513,736)	(695,271)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(200,812)	6,656,392	76,866,455	7,353,852	50,702,907	803,602
NET ASSETS AT DECEMBER 31, 2019	$4,957,016	$30,618,644	$541,332,643	$40,638,607	$399,862,529	$11,358,822

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$98,792,045	$10,591,747	$1,038,706,032	$601,185	$1,075,264	$17,637,209	$13,051,613
Changes From Operations:
• Net investment income (loss)	1,740,314	20,541	4,131,224	173	4,339	197,377	164,949
• Net realized gain (loss) on investments	17,177,801	302,859	33,487,909	21,418	19,412	527,391	441,903
• Net change in unrealized appreciation or depreciation on investments	(24,538,388)	(1,218,057)	(111,219,929)	(83,828)	(155,119)	(1,642,107)	(1,228,690)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,620,273)	(894,657)	(73,600,796)	(62,237)	(131,368)	(917,339)	(621,838)
Changes From Unit Transactions:
• Net unit transactions	(10,403,061)	(131,192)	(113,724,186)	18,654	160,678	(1,852,189)	(1,875,217)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,403,061)	(131,192)	(113,724,186)	18,654	160,678	(1,852,189)	(1,875,217)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,023,334)	(1,025,849)	(187,324,982)	(43,583)	29,310	(2,769,528)	(2,497,055)
NET ASSETS AT DECEMBER 31, 2018	82,768,711	9,565,898	851,381,050	557,602	1,104,574	14,867,681	10,554,558
Changes From Operations:
• Net investment income (loss)	1,482,445	62,500	7,488,378	3,542	8,183	204,169	153,364
• Net realized gain (loss) on investments	3,080,060	591,338	56,036,453	11,811	(912)	793,026	593,945
• Net change in unrealized appreciation or depreciation on investments	7,063,240	2,019,393	170,154,066	52,858	112,261	954,060	630,881
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,625,745	2,673,231	233,678,897	68,211	119,532	1,951,255	1,378,190
Changes From Unit Transactions:
• Net unit transactions	(10,780,703)	(349,236)	(107,430,035)	71,472	(116,347)	(1,084,949)	(1,495,376)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,780,703)	(349,236)	(107,430,035)	71,472	(116,347)	(1,084,949)	(1,495,376)
TOTAL INCREASE (DECREASE) IN NET ASSETS	845,042	2,323,995	126,248,862	139,683	3,185	866,306	(117,186)
NET ASSETS AT DECEMBER 31, 2019	$83,613,753	$11,889,893	$977,629,912	$697,285	$1,107,759	$15,733,987	$10,437,372

See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$44,283,685	$18,029,376	$4,664,928	$4,242,897	$49,792,905	$25,370,376
Changes From Operations:
• Net investment income (loss)	423,843	191,886	121,380	107,820	504,000	290,721
• Net realized gain (loss) on investments	1,484,419	735,915	(3,179)	(10,283)	1,283,386	840,259
• Net change in unrealized appreciation or depreciation on investments	(4,943,392)	(1,999,796)	(98,054)	(73,531)	(4,855,965)	(2,564,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,035,130)	(1,071,995)	20,147	24,006	(3,068,579)	(1,433,264)
Changes From Unit Transactions:
• Net unit transactions	(4,399,310)	(3,363,159)	(164,196)	(576,189)	(3,879,495)	(3,411,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,399,310)	(3,363,159)	(164,196)	(576,189)	(3,879,495)	(3,411,522)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,434,440)	(4,435,154)	(144,049)	(552,183)	(6,948,074)	(4,844,786)
NET ASSETS AT DECEMBER 31, 2018	36,849,245	13,594,222	4,520,879	3,690,714	42,844,831	20,525,590
Changes From Operations:
• Net investment income (loss)	357,375	161,993	58,171	59,441	440,705	228,537
• Net realized gain (loss) on investments	2,440,375	994,872	6,144	554	2,848,568	1,650,151
• Net change in unrealized appreciation or depreciation on investments	2,231,703	722,496	172,700	153,223	2,202,498	672,478
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,029,453	1,879,361	237,015	213,218	5,491,771	2,551,166
Changes From Unit Transactions:
• Net unit transactions	(3,394,862)	(1,795,335)	(57,447)	(33,626)	(4,613,234)	(4,116,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,394,862)	(1,795,335)	(57,447)	(33,626)	(4,613,234)	(4,116,883)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,634,591	84,026	179,568	179,592	878,537	(1,565,717)
NET ASSETS AT DECEMBER 31, 2019	$38,483,836	$13,678,248	$4,700,447	$3,870,306	$43,723,368	$18,959,873

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$6,879,223	$34,879,349	$7,412,113	$187,117,013	$1,032,800	$1,749,175	$389,042
Changes From Operations:
• Net investment income (loss)	8,539	137,919	108,628	2,854,462	1,078	4,013	(1,071)
• Net realized gain (loss) on investments	1	8	889,790	21,200,029	33,367	63,746	14,277
• Net change in unrealized appreciation or depreciation on investments	—	1	(1,403,461)	(33,513,889)	(169,013)	(249,107)	(51,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,540	137,928	(405,043)	(9,459,398)	(134,568)	(181,348)	(38,081)
Changes From Unit Transactions:
• Net unit transactions	163,288	2,451,861	(271,113)	(20,828,337)	42,789	(361,672)	2,841
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	163,288	2,451,861	(271,113)	(20,828,337)	42,789	(361,672)	2,841
TOTAL INCREASE (DECREASE) IN NET ASSETS	171,828	2,589,789	(676,156)	(30,287,735)	(91,779)	(543,020)	(35,240)
NET ASSETS AT DECEMBER 31, 2018	7,051,051	37,469,138	6,735,957	156,829,278	941,021	1,206,155	353,802
Changes From Operations:
• Net investment income (loss)	36,821	280,588	125,368	3,209,216	230	2,964	(242)
• Net realized gain (loss) on investments	24	123	(176,157)	(2,966,926)	25,473	20,212	40,270
• Net change in unrealized appreciation or depreciation on investments	—	(1)	856,874	18,958,900	116,975	150,576	37,626
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,845	280,710	806,085	19,201,190	142,678	173,752	77,654
Changes From Unit Transactions:
• Net unit transactions	(33,215)	(2,722,838)	(671,962)	(18,010,465)	119,387	(98,567)	(94,766)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(33,215)	(2,722,838)	(671,962)	(18,010,465)	119,387	(98,567)	(94,766)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,630	(2,442,128)	134,123	1,190,725	262,065	75,185	(17,112)
NET ASSETS AT DECEMBER 31, 2019	$7,054,681	$35,027,010	$6,870,080	$158,020,003	$1,203,086	$1,281,340	$336,690

See accompanying notes.

	LVIP MFS Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,042,563	$20,543,416	$185,474,644	$3,873,235	$6,194,742	$160,389
Changes From Operations:
• Net investment income (loss)	5,583	354,570	3,374,278	52,829	114,742	2,866
• Net realized gain (loss) on investments	263,101	269,804	5,989,324	(27,634)	(60,517)	6,592
• Net change in unrealized appreciation or depreciation on investments	(457,304)	(3,094,494)	(30,257,282)	(86,744)	(138,391)	(31,854)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(188,620)	(2,470,120)	(20,893,680)	(61,549)	(84,166)	(22,396)
Changes From Unit Transactions:
• Net unit transactions	(344,446)	(1,177,491)	(20,958,565)	(140,148)	276,609	(17,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(344,446)	(1,177,491)	(20,958,565)	(140,148)	276,609	(17,279)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(533,066)	(3,647,611)	(41,852,245)	(201,697)	192,443	(39,675)
NET ASSETS AT DECEMBER 31, 2018	1,509,497	16,895,805	143,622,399	3,671,538	6,387,185	120,714
Changes From Operations:
• Net investment income (loss)	4,123	446,536	3,815,685	63,124	142,097	2,098
• Net realized gain (loss) on investments	157,991	304,976	5,288,126	12,841	1,722	(4,148)
• Net change in unrealized appreciation or depreciation on investments	237,590	2,021,791	13,915,019	196,177	334,533	15,546
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	399,704	2,773,303	23,018,830	272,142	478,352	13,496
Changes From Unit Transactions:
• Net unit transactions	(257,741)	(702,974)	(18,240,497)	525,371	2,046,332	(46,962)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(257,741)	(702,974)	(18,240,497)	525,371	2,046,332	(46,962)
TOTAL INCREASE (DECREASE) IN NET ASSETS	141,963	2,070,329	4,778,333	797,513	2,524,684	(33,466)
NET ASSETS AT DECEMBER 31, 2019	$1,651,460	$18,966,134	$148,400,732	$4,469,051	$8,911,869	$87,248

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$12,193,675	$24,418,651	$14,683,468	$6,426,581	$4,158,943	$4,677,135	$721,845
Changes From Operations:
• Net investment income (loss)	361,720	686,080	186,429	99,344	57,133	74,125	7,415
• Net realized gain (loss) on investments	(52,154)	(321,947)	346,221	88,507	39,802	55,897	9,380
• Net change in unrealized appreciation or depreciation on investments	(1,934,023)	(3,388,548)	(1,715,146)	(703,473)	(746,074)	(849,177)	(121,194)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,624,457)	(3,024,415)	(1,182,496)	(515,622)	(649,139)	(719,155)	(104,399)
Changes From Unit Transactions:
• Net unit transactions	(142,037)	(3,033,718)	(2,209,395)	(818,141)	242,748	126,480	46,046
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(142,037)	(3,033,718)	(2,209,395)	(818,141)	242,748	126,480	46,046
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,766,494)	(6,058,133)	(3,391,891)	(1,333,763)	(406,391)	(592,675)	(58,353)
NET ASSETS AT DECEMBER 31, 2018	10,427,181	18,360,518	11,291,577	5,092,818	3,752,552	4,084,460	663,492
Changes From Operations:
• Net investment income (loss)	269,419	485,058	144,529	73,989	52,574	61,522	9,316
• Net realized gain (loss) on investments	(197,377)	(477,761)	280,052	116,161	30,889	30,711	6,347
• Net change in unrealized appreciation or depreciation on investments	555,454	1,116,797	1,110,337	508,672	643,134	684,293	101,555
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	627,496	1,124,094	1,534,918	698,822	726,597	776,526	117,218
Changes From Unit Transactions:
• Net unit transactions	(9,992)	(1,473,573)	(886,092)	(655,094)	(230,125)	(692,883)	40,133
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,992)	(1,473,573)	(886,092)	(655,094)	(230,125)	(692,883)	40,133
TOTAL INCREASE (DECREASE) IN NET ASSETS	617,504	(349,479)	648,826	43,728	496,472	83,643	157,351
NET ASSETS AT DECEMBER 31, 2019	$11,044,685	$18,011,039	$11,940,403	$5,136,546	$4,249,024	$4,168,103	$820,843

See accompanying notes.

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$935,242	$307,717	$87,784,422	$365,045,038	$16,821,803	$43,841,574
Changes From Operations:
• Net investment income (loss)	11,656	(38)	531,991	2,764,457	(49,335)	(33,967)
• Net realized gain (loss) on investments	28,817	11,674	3,511,944	19,628,386	1,118,286	3,071,608
• Net change in unrealized appreciation or depreciation on investments	(165,764)	(27,673)	(8,969,107)	(40,056,683)	(3,094,966)	(7,919,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(125,291)	(16,037)	(4,925,172)	(17,663,840)	(2,026,015)	(4,881,759)
Changes From Unit Transactions:
• Net unit transactions	44,875	(165,302)	(1,042,838)	(32,468,191)	(587,341)	(3,908,721)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44,875	(165,302)	(1,042,838)	(32,468,191)	(587,341)	(3,908,721)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,416)	(181,339)	(5,968,010)	(50,132,031)	(2,613,356)	(8,790,480)
NET ASSETS AT DECEMBER 31, 2018	854,826	126,378	81,816,412	314,913,007	14,208,447	35,051,094
Changes From Operations:
• Net investment income (loss)	13,623	3,681	499,521	2,345,966	(47,445)	(26,031)
• Net realized gain (loss) on investments	8,822	17,479	5,324,949	26,386,344	1,089,172	3,017,616
• Net change in unrealized appreciation or depreciation on investments	120,513	21,914	18,540,719	61,919,978	2,228,822	4,973,927
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	142,958	43,074	24,365,189	90,652,288	3,270,549	7,965,512
Changes From Unit Transactions:
• Net unit transactions	(24,467)	107,130	2,370,289	(30,234,515)	(583,591)	(4,678,846)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,467)	107,130	2,370,289	(30,234,515)	(583,591)	(4,678,846)
TOTAL INCREASE (DECREASE) IN NET ASSETS	118,491	150,204	26,735,478	60,417,773	2,686,958	3,286,666
NET ASSETS AT DECEMBER 31, 2019	$973,317	$276,582	$108,551,890	$375,330,780	$16,895,405	$38,337,760

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$795,005	$1,745,819	$2,978,476	$14,383,255	$10,563,958	$24,094,362	$10,580,398
Changes From Operations:
• Net investment income (loss)	7,095	15,867	26,623	73,944	82,132	119,204	66,638
• Net realized gain (loss) on investments	29,676	118,705	212,310	836,575	617,717	814,051	362,079
• Net change in unrealized appreciation or depreciation on investments	(111,361)	(228,696)	(372,861)	(1,742,888)	(1,372,104)	(3,017,774)	(1,249,677)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,590)	(94,124)	(133,928)	(832,369)	(672,255)	(2,084,519)	(820,960)
Changes From Unit Transactions:
• Net unit transactions	(248,444)	28,469	(373,925)	(2,062,502)	(769,074)	(43,101)	(1,133,039)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(248,444)	28,469	(373,925)	(2,062,502)	(769,074)	(43,101)	(1,133,039)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(323,034)	(65,655)	(507,853)	(2,894,871)	(1,441,329)	(2,127,620)	(1,953,999)
NET ASSETS AT DECEMBER 31, 2018	471,971	1,680,164	2,470,623	11,488,384	9,122,629	21,966,742	8,626,399
Changes From Operations:
• Net investment income (loss)	1,915	32,884	42,882	183,759	188,771	305,220	153,497
• Net realized gain (loss) on investments	(1,041)	308,703	388,569	2,022,428	1,656,574	3,417,839	1,344,184
• Net change in unrealized appreciation or depreciation on investments	83,521	(106,003)	(94,956)	(293,578)	(273,855)	782,306	336,644
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	84,395	235,584	336,495	1,912,609	1,571,490	4,505,365	1,834,325
Changes From Unit Transactions:
• Net unit transactions	(3,276)	7,374	(473,024)	(1,483,012)	(403,456)	(461,719)	205,371
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,276)	7,374	(473,024)	(1,483,012)	(403,456)	(461,719)	205,371
TOTAL INCREASE (DECREASE) IN NET ASSETS	81,119	242,958	(136,529)	429,597	1,168,034	4,043,646	2,039,696
NET ASSETS AT DECEMBER 31, 2019	$553,090	$1,923,122	$2,334,094	$11,917,981	$10,290,663	$26,010,388	$10,666,095

See accompanying notes.

	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Service Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$23,518,019	$3,258,613	$11,497,379	$450,278	$925,411	$19,772,070
Changes From Operations:
• Net investment income (loss)	90,670	17,173	67,665	5,220	(9,191)	(179,295)
• Net realized gain (loss) on investments	1,027,998	148,115	197,134	8,077	179,647	2,180,087
• Net change in unrealized appreciation or depreciation on investments	(3,469,419)	(448,539)	(1,503,638)	(82,084)	(163,855)	(2,915,558)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,350,751)	(283,251)	(1,238,839)	(68,787)	6,601	(914,766)
Changes From Unit Transactions:
• Net unit transactions	448,072	(382,956)	1,693,094	215,695	(243,293)	1,036,704
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	448,072	(382,956)	1,693,094	215,695	(243,293)	1,036,704
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,902,679)	(666,207)	454,255	146,908	(236,692)	121,938
NET ASSETS AT DECEMBER 31, 2018	21,615,340	2,592,406	11,951,634	597,186	688,719	19,894,008
Changes From Operations:
• Net investment income (loss)	270,641	41,645	146,985	10,334	(8,615)	(247,949)
• Net realized gain (loss) on investments	3,644,475	473,893	1,407,447	87,459	96,951	2,538,495
• Net change in unrealized appreciation or depreciation on investments	1,054,470	116,159	1,413,913	67,329	103,600	4,797,557
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,969,586	631,697	2,968,345	165,122	191,936	7,088,103
Changes From Unit Transactions:
• Net unit transactions	500,561	259,270	1,751,411	185,464	(93,795)	267,880
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	500,561	259,270	1,751,411	185,464	(93,795)	267,880
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,470,147	890,967	4,719,756	350,586	98,141	7,355,983
NET ASSETS AT DECEMBER 31, 2019	$27,085,487	$3,483,373	$16,671,390	$947,772	$786,860	$27,249,991

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Service Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$188,578,646	$21,182,866	$13,275,871	$136,873	$281,941	$1,416,360	$127,778,196
Changes From Operations:
• Net investment income (loss)	(1,206,601)	35,900	117,220	(989)	(2,072)	13,061	93,481
• Net realized gain (loss) on investments	23,682,346	1,227,329	258,644	42,876	27,254	91,999	2,533,904
• Net change in unrealized appreciation or depreciation on investments	(28,342,440)	(2,406,893)	(2,573,115)	(35,795)	(63,773)	(197,643)	(2,458,325)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,866,695)	(1,143,664)	(2,197,251)	6,092	(38,591)	(92,583)	169,060
Changes From Unit Transactions:
• Net unit transactions	(19,992,664)	(2,137,680)	330,460	(65,649)	(31,594)	(95,733)	(18,455,456)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,992,664)	(2,137,680)	330,460	(65,649)	(31,594)	(95,733)	(18,455,456)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,859,359)	(3,281,344)	(1,866,791)	(59,557)	(70,185)	(188,316)	(18,286,396)
NET ASSETS AT DECEMBER 31, 2018	162,719,287	17,901,522	11,409,080	77,316	211,756	1,228,044	109,491,800
Changes From Operations:
• Net investment income (loss)	(1,618,575)	84,534	242,367	(1,649)	(1,032)	15,749	3,486,910
• Net realized gain (loss) on investments	21,641,381	982,586	67,910	16,121	31,026	72,263	3,460,948
• Net change in unrealized appreciation or depreciation on investments	36,957,369	4,071,620	2,078,268	29,314	27,367	137,122	18,015,503
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	56,980,175	5,138,740	2,388,545	43,786	57,361	225,134	24,963,361
Changes From Unit Transactions:
• Net unit transactions	(15,189,714)	474,887	483,915	82,971	(28,075)	(134,602)	(13,598,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,189,714)	474,887	483,915	82,971	(28,075)	(134,602)	(13,598,259)
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,790,461	5,613,627	2,872,460	126,757	29,286	90,532	11,365,102
NET ASSETS AT DECEMBER 31, 2019	$204,509,748	$23,515,149	$14,281,540	$204,073	$241,042	$1,318,576	$120,856,902

See accompanying notes.

	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$40,632,977	$5,297	$57,207	$106,798	$227,757	$—
Changes From Operations:
• Net investment income (loss)	(59,443)	(18)	382	(617)	(928)	—
• Net realized gain (loss) on investments	628,734	582	6,226	8,569	25,743	—
• Net change in unrealized appreciation or depreciation on investments	(615,146)	(818)	(7,515)	(15,241)	(54,142)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,855)	(254)	(907)	(7,289)	(29,327)	—
Changes From Unit Transactions:
• Net unit transactions	(5,127,461)	—	119	(681)	(35,910)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,127,461)	—	119	(681)	(35,910)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,173,316)	(254)	(788)	(7,970)	(65,237)	—
NET ASSETS AT DECEMBER 31, 2018	35,459,661	5,043	56,419	98,828	162,520	—
Changes From Operations:
• Net investment income (loss)	1,103,425	101	1,121	(652)	(778)	29
• Net realized gain (loss) on investments	733,944	6,928	60	9,116	23,699	3,519
• Net change in unrealized appreciation or depreciation on investments	6,359,860	(67)	5,599	22,923	2,452	2,147
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,197,229	6,962	6,780	31,387	25,373	5,695
Changes From Unit Transactions:
• Net unit transactions	(2,032,078)	46,108	(63,199)	(3,174)	(45,186)	63,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,032,078)	46,108	(63,199)	(3,174)	(45,186)	63,273
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,165,151	53,070	(56,419)	28,213	(19,813)	68,968
NET ASSETS AT DECEMBER 31, 2019	$41,624,812	$58,113	$—	$127,041	$142,707	$68,968

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	PIMCO VIT Commodity- RealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2018	$38,644	$17,060,600	$41,089
Changes From Operations:
• Net investment income (loss)	343	247,641	(38)
• Net realized gain (loss) on investments	(5,644)	42,934	6,808
• Net change in unrealized appreciation or depreciation on investments	319	(559,808)	(7,671)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,982)	(269,233)	(901)
Changes From Unit Transactions:
• Net unit transactions	(7,165)	(1,067,959)	1,808
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,165)	(1,067,959)	1,808
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,147)	(1,337,192)	907
NET ASSETS AT DECEMBER 31, 2018	26,497	15,723,408	41,996
Changes From Operations:
• Net investment income (loss)	648	340,878	(439)
• Net realized gain (loss) on investments	(8,178)	(43,039)	2,053
• Net change in unrealized appreciation or depreciation on investments	9,714	894,512	9,363
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,184	1,192,351	10,977
Changes From Unit Transactions:
• Net unit transactions	(9,801)	306,889	(6,133)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,801)	306,889	(6,133)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,617)	1,499,240	4,844
NET ASSETS AT DECEMBER 31, 2019	$18,880	$17,222,648	$46,840

See accompanying notes.

	Templeton Global Bond VIP Fund - Class 2 Subaccount	Wells Fargo VT Omega Growth Fund - Class 2 Subaccount	Wells Fargo VT Small Cap Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$3,024,882	$62,859	$297,250
Changes From Operations:
• Net investment income (loss)	(38,331)	(697)	(3,893)
• Net realized gain (loss) on investments	(27,960)	7,576	53,801
• Net change in unrealized appreciation or depreciation on investments	83,121	(6,861)	(56,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,830	18	(6,823)
Changes From Unit Transactions:
• Net unit transactions	(460,374)	(10,993)	23,547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(460,374)	(10,993)	23,547
TOTAL INCREASE (DECREASE) IN NET ASSETS	(443,544)	(10,975)	16,724
NET ASSETS AT DECEMBER 31, 2018	2,581,338	51,884	313,974
Changes From Operations:
• Net investment income (loss)	137,723	(714)	(3,932)
• Net realized gain (loss) on investments	(31,996)	8,137	59,602
• Net change in unrealized appreciation or depreciation on investments	(85,369)	10,766	16,325
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	20,358	18,189	71,995
Changes From Unit Transactions:
• Net unit transactions	(388,552)	(2,057)	(18,554)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(388,552)	(2,057)	(18,554)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(368,194)	16,132	53,441
NET ASSETS AT DECEMBER 31, 2019	$2,213,144	$68,016	$367,415

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2019

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS International Value Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class III

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Service Class

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® High Yield Series - Service Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Service Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Service Class

Delaware VIP® Value Series - Service Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 2**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class II**

Lincoln Variable Insurance Products Trust*:

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class**

LVIP American Global Growth Fund - Service Class II**

LVIP American Growth Fund - Service Class II**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Global Real Estate Fund - Service Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class**

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Service Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class**

LVIP Dimensional/Vanguard Total Bond Fund - Service Class**

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Value Managed Volatility Fund - Service Class**

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class**

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS Value Fund - Service Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class**

LVIP PIMCO Low Duration Bond Fund - Service Class**

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class**

LVIP SSGA Moderate Index Allocation Fund - Service Class**

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class**

LVIP T. Rowe Price 2010 Fund - Service Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Service Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class**

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Mid-Cap Value Fund - Service Class

MFS® Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB

Wells Fargo Funds Trust:

Wells Fargo VT Omega Growth Fund - Class 2

Wells Fargo VT Small Cap Growth Fund - Class 2

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2019

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2019. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Select Core Equity Managed Volatility Fund - Service Class	LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund - Service Class
LVIP Managed Risk Profile 2010 Fund - Service Class	LVIP T. Rowe Price 2010 Fund - Service Class
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Service Class	LVIP T. Rowe Price 2020 Fund - Service Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Service Class	LVIP T. Rowe Price 2030 Fund - Service Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Service Class	LVIP T. Rowe Price 2040 Fund - Service Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP Managed Risk Profile 2050 Fund - Service Class	LVIP T. Rowe Price 2050 Fund - Service Class
LVIP Managed Risk Profile 2050 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2018, the following fund families changed their names:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Variable Series II	Deutsche DWS Variable Series II

Also during 2018, the following funds ceased to be available as investment options to Variable Account Contract owners:

AB VPS Growth and Income Portfolio - Class B	American Century VP Inflation Protection Fund - Class I

During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	Neuberger Berman AMT Sustainable Equity Portfolio - I Class
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

During 2019, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP BlackRock Scientific Allocation Fund - Service Class	LVIP BlackRock Advantage Allocation Fund - Service Class
LVIP BlackRock Scientific Allocation Fund - Standard Class	LVIP BlackRock Advantage Allocation Fund - Standard Class
LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
LVIP Clarion Global Real Estate Fund - Service Class	LVIP BlackRock Global Real Estate Fund - Service Class
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class
LVIP Blended Core Equity Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund -
Service Class
LVIP Invesco Select Equity Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund -
Service Class

Also during 2019, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund -
Service Class
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund -
Service Class
LVIP Invesco Diversified Equity-Income Managed Volatility Fund -	LVIP Invesco Select Equity Income Managed Volatility Fund -
Service Class	Service Class

Also during 2019, the following fund ceased to be available as investment option to Variable Account Contract owners:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00808219% (.65% to 2.95% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The

Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2019 and 2018 were $4,062,066 and $4,245,911, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2019 or 2018.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2019, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2019		1.000%	2.152%	$0.91	$28.48	19,750,760	$23,840,606	27.01%	28.49%	0.16%
	2018		1.000%	2.152%	0.71	22.34	21,774,233	20,318,427	-11.90%	-10.88%	0.00%
	2017		1.000%	2.152%	0.80	25.27	27,252,436	28,217,321	33.87%	34.94%	0.29%
	2016		1.000%	1.802%	0.60	18.87	24,151,949	18,590,832	-2.65%	-1.86%	0.00%
	2015		1.000%	1.802%	0.61	19.38	28,096,914	21,563,673	0.81%	1.63%	0.00%
AB VPS International Value Portfolio - Class B
	2019		1.000%	1.750%	7.87	8.71	12,612	107,980	14.76%	15.63%	0.80%
	2018		1.000%	1.750%	6.85	7.53	14,229	105,854	-24.32%	-23.75%	1.12%
	2017		1.000%	1.750%	9.06	9.88	13,485	131,565	22.93%	23.85%	2.20%
	2016		1.000%	1.750%	7.37	7.98	10,588	83,252	-2.52%	-1.78%	0.90%
	2015		1.000%	1.800%	7.52	8.12	14,496	116,230	0.57%	1.38%	2.21%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2019		1.000%	2.500%	19.35	46.69	12,595	564,114	17.14%	18.90%	0.55%
	2018		1.000%	2.500%	16.52	39.58	16,434	620,419	-17.12%	-15.87%	0.47%
	2017		1.000%	2.500%	19.93	47.43	17,473	782,813	10.36%	12.02%	0.45%
	2016		1.000%	2.500%	18.06	42.68	20,574	820,542	21.99%	23.84%	0.56%
	2015		1.000%	2.500%	14.81	34.74	26,305	848,133	-7.82%	-6.43%	0.75%
American Century VP Inflation Protection Fund - Class I
	2017		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.59%
	2016		1.002%	1.002%	12.22	12.22	1,678	20,512	3.66%	3.66%	1.96%
	2015		1.002%	1.002%	11.79	11.79	1,877	22,131	-3.26%	-3.26%	2.34%
American Century VP Inflation Protection Fund - Class II
	2019		1.000%	2.600%	10.02	14.69	329,514	4,629,052	6.11%	7.82%	2.28%
	2018		1.000%	2.600%	9.44	13.62	381,390	5,002,241	-5.32%	-3.79%	2.80%
	2017		1.000%	2.600%	9.96	14.16	433,307	5,926,622	1.01%	2.64%	2.60%
	2016		1.000%	2.600%	9.85	13.80	457,983	6,128,643	1.71%	3.35%	1.68%
	2015		1.000%	2.600%	9.67	13.35	519,872	6,756,447	-4.97%	-3.44%	1.98%
American Century VP International Fund - Class I
	2019		0.550%	0.550%	2.19	2.19	17,551	38,362	27.72%	27.72%	0.86%
	2018		0.550%	0.550%	1.71	1.71	16,848	28,834	-15.69%	-15.69%	1.27%
	2017		0.550%	0.550%	2.03	2.03	16,936	34,376	30.49%	30.49%	0.86%
	2016		0.550%	0.550%	1.56	1.56	18,757	29,178	-6.02%	-6.02%	0.95%
	2015		0.550%	0.550%	1.66	1.66	18,458	30,551	0.21%	0.21%	0.37%
American Funds Global Growth Fund - Class 2
	2019		1.000%	2.600%	21.17	38.66	3,314,340	127,768,898	31.81%	33.93%	1.10%
	2018		1.000%	2.600%	16.04	28.86	3,690,209	106,244,809	-11.38%	-9.95%	0.65%
	2017		1.000%	2.600%	18.08	32.05	4,017,948	128,495,480	28.10%	30.16%	0.67%
	2016		1.000%	2.600%	14.10	24.63	4,200,673	103,233,401	-1.96%	-0.38%	0.83%
	2015		1.000%	2.600%	14.37	24.72	4,592,004	113,312,943	4.19%	5.87%	1.04%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 2
	2019		1.000%	2.750%	$3.07	$50.11	190,371,295	$798,423,570	27.42%	29.47%	0.74%
	2018		1.000%	2.600%	2.38	39.01	215,010,087	688,824,758	-2.81%	-1.24%	0.42%
	2017		1.000%	2.600%	2.42	39.82	238,256,907	766,151,555	25.00%	27.02%	0.50%
	2016		1.000%	2.600%	1.91	31.60	261,002,194	655,319,574	6.68%	8.40%	0.70%
	2015		1.000%	2.600%	1.77	29.39	290,968,551	664,278,180	4.12%	5.79%	0.59%
American Funds Growth-Income Fund - Class 2
	2019		1.000%	2.750%	24.39	39.81	9,694,688	312,955,400	22.90%	24.88%	1.64%
	2018		1.000%	2.600%	19.82	32.14	10,745,245	277,815,739	-4.31%	-2.76%	1.38%
	2017		1.000%	2.600%	20.69	33.32	11,713,787	311,565,772	19.24%	21.16%	1.39%
	2016		1.000%	2.600%	18.89	27.72	12,418,511	272,693,654	8.66%	10.41%	1.36%
	2015		1.000%	2.600%	17.31	25.31	13,155,683	261,683,273	-1.15%	0.45%	1.29%
American Funds International Fund - Class 2
	2019		1.000%	2.750%	1.90	33.28	74,919,572	212,721,925	19.73%	21.66%	1.42%
	2018		1.000%	2.600%	1.57	27.58	85,455,849	195,409,725	-15.36%	-14.00%	1.62%
	2017		1.000%	2.600%	1.83	32.32	96,838,236	253,269,292	28.76%	30.83%	1.26%
	2016		1.000%	2.600%	1.40	24.90	104,017,113	206,086,508	0.88%	2.50%	1.25%
	2015		1.000%	2.600%	1.37	24.49	117,560,099	222,030,576	-6.98%	-5.48%	1.47%
BlackRock Global Allocation V.I. Fund - Class I
	2019		1.002%	2.152%	16.46	18.59	892,761	16,556,602	15.48%	16.81%	1.18%
	2018		1.002%	2.152%	14.25	15.92	1,124,650	17,862,062	-9.31%	-8.26%	0.90%
	2017		1.002%	2.152%	15.71	17.35	1,291,222	22,375,632	11.44%	12.72%	1.29%
	2016		1.002%	2.152%	14.10	15.39	1,426,555	21,938,228	1.90%	3.08%	1.09%
	2015		1.002%	2.302%	13.71	14.93	1,666,823	24,872,148	-2.97%	-1.70%	1.10%
BlackRock Global Allocation V.I. Fund - Class III
	2019		1.000%	2.950%	12.32	18.13	826,553	14,880,592	14.33%	16.58%	1.27%
	2018		1.000%	2.950%	13.79	15.55	896,323	13,846,032	-9.63%	-8.50%	0.86%
	2017		1.000%	2.250%	15.26	17.00	943,460	15,927,126	11.18%	12.58%	1.29%
	2016		1.000%	2.250%	13.73	15.10	969,800	14,551,282	1.50%	2.77%	1.12%
	2015		1.000%	2.500%	11.05	14.69	1,019,955	14,900,347	-3.45%	-1.99%	1.05%
Delaware VIP® Diversified Income Series - Service Class
	2019		1.000%	2.950%	10.28	18.93	2,469,026	45,954,799	6.88%	8.99%	2.62%
	2018		1.000%	2.950%	9.97	17.36	2,571,854	43,976,516	-4.79%	-3.26%	3.00%
	2017		1.000%	2.600%	10.46	17.95	2,849,423	50,510,363	2.20%	3.85%	2.43%
	2016		1.000%	2.600%	10.23	17.28	2,940,423	50,278,682	0.63%	2.26%	2.89%
	2015		1.000%	2.600%	10.15	16.90	3,002,569	50,268,450	-3.87%	-2.32%	2.79%
Delaware VIP® Diversified Income Series - Standard Class
	2019		1.002%	2.302%	13.93	19.68	3,655,388	71,426,594	7.92%	9.33%	2.89%
	2018		1.002%	2.302%	12.91	18.00	3,964,688	70,917,059	-4.35%	-3.10%	3.29%
	2017		1.002%	2.302%	13.49	18.58	4,661,889	86,226,237	2.83%	4.17%	2.70%
	2016		1.002%	2.302%	13.12	17.83	5,286,942	93,931,205	1.17%	2.49%	3.19%
	2015		1.002%	2.302%	12.97	17.40	6,172,952	107,074,978	-3.33%	-2.07%	3.10%
Delaware VIP® Emerging Markets Series - Service Class
	2019		1.000%	2.600%	17.35	34.10	51,623	1,682,223	19.11%	21.04%	0.41%
	2018		1.000%	2.600%	14.47	28.17	58,260	1,577,272	-18.18%	-16.86%	3.26%
	2017		1.000%	2.600%	17.57	33.89	64,796	2,121,489	37.11%	38.83%	0.41%
	2016		1.000%	2.250%	12.78	24.41	76,763	1,823,457	11.15%	12.55%	0.79%
	2015		1.000%	2.250%	11.46	21.69	88,837	1,881,833	-16.67%	-15.62%	0.59%
Delaware VIP® High Yield Series - Service Class
	2019		1.002%	1.002%	21.53	21.53	579,148	12,469,588	14.96%	14.96%	6.23%
	2018		1.002%	1.002%	18.73	18.73	594,660	11,137,389	-5.71%	-5.71%	5.91%
	2017		1.002%	1.002%	19.86	19.86	658,709	13,084,054	6.19%	6.19%	5.67%
	2016		1.002%	1.002%	18.71	18.71	668,664	12,507,648	11.79%	11.79%	6.13%
	2015		1.002%	1.002%	16.73	16.73	667,366	11,167,039	-7.80%	-7.80%	6.32%
Delaware VIP® High Yield Series - Standard Class
	2019		1.002%	2.302%	18.88	22.32	980,094	21,844,703	13.78%	15.27%	6.56%
	2018		1.002%	2.302%	16.57	19.36	1,079,204	20,868,680	-6.65%	-5.42%	6.29%
	2017		1.002%	2.302%	17.72	20.47	1,348,368	27,573,100	5.04%	6.41%	6.00%
	2016		1.002%	2.302%	16.84	19.24	1,608,983	30,927,271	10.59%	12.03%	6.60%
	2015		1.002%	2.302%	15.21	17.17	1,905,448	32,694,284	-8.72%	-7.53%	6.73%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Limited-Term Diversified Income Series - Service Class
	2019		1.000%	2.250%	$10.47	$12.65	145,748	$1,777,867	2.45%	3.75%	2.42%
	2018		1.000%	2.250%	10.18	12.19	150,542	1,771,731	-2.17%	-0.94%	2.42%
	2017		1.000%	2.250%	10.38	12.30	185,089	2,202,698	-0.36%	0.90%	1.79%
	2016		1.000%	2.250%	10.38	12.19	200,798	2,394,704	-0.53%	0.72%	1.30%
	2015		1.000%	2.250%	10.41	12.11	222,531	2,647,416	-1.61%	-0.37%	1.45%
Delaware VIP® REIT Series - Service Class
	2019		1.002%	1.002%	30.78	30.78	826,705	25,445,781	25.24%	25.24%	1.84%
	2018		1.002%	1.002%	24.58	24.58	834,745	20,515,648	-8.44%	-8.44%	1.81%
	2017		1.002%	1.002%	26.84	26.84	911,764	24,473,694	0.26%	0.26%	1.34%
	2016		1.002%	1.002%	26.77	26.77	961,216	25,735,237	4.56%	4.56%	0.94%
	2015		1.002%	1.002%	25.61	25.61	938,655	24,034,657	2.49%	2.49%	1.00%
Delaware VIP® REIT Series - Standard Class
	2019		1.000%	2.600%	5.12	44.48	16,151,638	89,152,619	23.55%	25.55%	2.15%
	2018		1.000%	2.600%	4.09	35.43	17,850,264	78,708,814	-9.60%	-8.14%	2.09%
	2017		1.000%	2.600%	4.47	38.57	20,941,611	100,472,132	-1.07%	0.52%	1.62%
	2016		1.000%	2.600%	4.46	38.37	25,217,736	120,305,388	3.15%	4.82%	1.17%
	2015		1.000%	2.600%	4.26	36.61	27,411,671	124,999,640	1.08%	2.71%	1.26%
Delaware VIP® Small Cap Value Series - Service Class
	2019		1.000%	2.500%	4.27	46.75	35,347,354	203,266,117	24.57%	26.45%	0.78%
	2018		1.000%	2.500%	3.39	36.97	40,124,050	180,417,414	-19.01%	-17.77%	0.61%
	2017		1.000%	2.500%	4.14	44.96	46,214,183	250,628,261	8.98%	10.65%	0.65%
	2016		1.000%	2.500%	3.75	40.64	51,842,390	251,413,319	27.85%	29.78%	0.67%
	2015		1.000%	2.500%	2.90	31.31	55,583,519	204,859,975	-8.77%	-7.39%	0.47%
Delaware VIP® Smid Cap Core Series - Service Class
	2019		1.002%	1.002%	35.72	35.72	819,486	29,272,949	27.97%	27.97%	0.29%
	2018		1.002%	1.002%	27.91	27.91	824,132	23,005,408	-13.28%	-13.28%	0.00%
	2017		1.002%	1.002%	32.19	32.19	844,633	27,187,101	17.20%	17.20%	0.09%
	2016		1.002%	1.002%	27.46	27.46	845,999	23,234,287	6.94%	6.94%	0.00%
	2015		1.002%	1.002%	25.68	25.68	814,645	20,921,449	6.24%	6.24%	0.16%
Delaware VIP® Smid Cap Core Series - Standard Class
	2019		0.550%	2.500%	6.66	48.49	31,265,971	225,325,231	26.43%	28.92%	0.56%
	2018		0.550%	2.500%	5.20	38.09	35,077,879	197,025,578	-14.29%	-12.60%	0.18%
	2017		0.550%	2.500%	6.00	44.13	38,774,909	250,044,904	15.72%	18.00%	0.31%
	2016		0.550%	2.500%	5.12	37.87	43,562,044	239,352,442	5.62%	7.70%	0.22%
	2015		0.550%	2.500%	4.79	35.60	48,793,538	250,069,882	4.88%	6.95%	0.38%
Delaware VIP® U.S. Growth Series - Service Class
	2019		1.000%	1.800%	25.42	28.34	3,715	98,204	24.62%	25.62%	0.00%
	2018		1.000%	1.800%	20.39	22.56	5,882	127,173	-5.02%	-4.26%	0.00%
	2017		1.000%	2.150%	20.62	23.56	6,844	154,000	25.38%	26.83%	0.00%
	2016		1.000%	2.150%	16.44	18.58	13,019	236,296	-7.51%	-6.44%	0.39%
	2015		1.000%	2.150%	18.39	19.86	12,455	240,363	3.20%	4.03%	0.34%
Delaware VIP® Value Series - Service Class
	2019		1.002%	1.002%	31.70	31.70	1,152,325	36,532,854	18.40%	18.40%	1.48%
	2018		1.002%	1.002%	26.78	26.78	1,215,686	32,550,972	-3.97%	-3.97%	1.40%
	2017		1.002%	1.002%	27.88	27.88	1,243,407	34,668,476	12.40%	12.40%	1.48%
	2016		1.002%	1.002%	24.81	24.81	1,286,194	31,904,371	13.18%	13.18%	1.56%
	2015		1.002%	1.002%	21.92	21.92	1,231,870	26,998,308	-1.63%	-1.63%	1.49%
Delaware VIP® Value Series - Standard Class
	2019		0.550%	2.600%	5.15	39.32	26,796,409	152,870,801	16.89%	19.31%	1.76%
	2018		0.550%	2.600%	4.35	33.36	30,193,678	144,989,395	-5.23%	-3.27%	1.68%
	2017		0.550%	2.600%	4.53	34.90	34,584,321	172,432,834	10.88%	13.17%	1.73%
	2016		0.550%	2.600%	4.03	31.21	38,800,051	171,692,113	11.71%	14.02%	1.78%
	2015		0.550%	2.600%	3.56	27.70	40,159,032	156,539,067	-2.97%	-0.96%	1.74%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2019		1.002%	1.952%	13.08	14.45	124,304	1,795,232	12.48%	13.54%	3.87%
	2018		1.002%	1.952%	11.63	12.72	138,756	1,765,021	-10.89%	-10.04%	2.17%
	2017		1.002%	1.952%	13.05	14.14	152,349	2,154,374	5.34%	6.34%	2.37%
	2016		1.002%	1.952%	12.39	13.30	216,462	2,878,678	3.29%	4.25%	2.07%
	2015		1.002%	1.952%	11.99	12.76	254,550	3,247,287	-8.09%	-7.23%	3.06%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2019		1.000%	2.150%	$12.42	$14.04	129,218	$1,811,640	11.91%	13.21%	3.54%
	2018		1.000%	2.150%	11.10	12.40	138,900	1,720,271	-11.28%	-10.25%	1.86%
	2017		1.000%	2.150%	12.51	13.82	154,633	2,134,096	4.74%	5.94%	2.05%
	2016		1.000%	2.150%	11.94	13.04	164,767	2,146,599	2.76%	3.94%	1.76%
	2015		1.000%	2.150%	11.62	12.55	158,229	1,983,182	-8.53%	-7.47%	2.77%
DWS Equity 500 Index VIP Portfolio - Class A
	2019		0.550%	0.550%	3.18	3.18	57,265	181,861	30.47%	30.47%	1.95%
	2018		0.550%	0.550%	2.43	2.43	59,946	145,917	-5.17%	-5.17%	1.66%
	2017		0.550%	0.550%	2.57	2.57	62,646	160,810	20.87%	20.87%	1.73%
	2016		0.550%	1.002%	1.86	2.12	66,351	140,642	10.50%	11.00%	1.88%
	2015		0.550%	1.002%	1.68	1.91	69,258	132,272	0.09%	0.58%	1.63%
DWS Equity 500 Index VIP Portfolio - Class B
	2016		1.002%	1.002%	21.97	21.97	410	9,000	10.21%	10.21%	1.45%
	2015		1.002%	1.002%	19.93	19.93	245	4,891	-0.09%	-0.09%	1.11%
DWS Small Cap Index VIP Portfolio - Class A
	2019		0.550%	2.600%	4.27	42.14	67,874	948,495	22.01%	24.54%	1.13%
	2018		0.550%	2.600%	3.10	34.26	114,187	941,482	-13.51%	-11.72%	0.97%
	2017		0.550%	2.600%	3.52	39.30	159,242	1,351,149	11.40%	13.70%	0.96%
	2016		0.550%	2.600%	3.11	35.00	162,516	1,307,208	17.92%	20.36%	1.01%
	2015		0.550%	2.600%	2.60	29.44	188,201	1,246,096	-7.05%	-5.12%	1.07%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2019		1.000%	2.600%	3.64	43.27	50,607,952	209,862,744	28.08%	30.14%	0.35%
	2018		1.000%	2.600%	2.81	33.24	57,744,973	184,278,844	-8.89%	-7.42%	0.59%
	2017		1.000%	2.600%	3.04	35.91	65,436,565	225,016,700	18.64%	20.55%	0.89%
	2016		1.000%	2.600%	2.53	29.79	73,909,452	210,750,750	5.14%	6.84%	0.65%
	2015		1.000%	2.600%	2.38	27.88	83,555,013	222,663,800	-2.02%	-0.44%	0.90%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2019		1.002%	1.002%	35.82	35.82	2,294,777	82,192,793	29.97%	29.97%	0.22%
	2018		1.002%	1.002%	27.56	27.56	2,431,726	67,015,844	-7.57%	-7.57%	0.43%
	2017		1.002%	1.002%	29.82	29.82	2,624,855	78,263,476	20.38%	20.38%	0.77%
	2016		1.002%	1.002%	24.77	24.77	2,784,812	68,978,449	6.66%	6.66%	0.58%
	2015		1.002%	1.002%	23.22	23.22	2,843,072	66,026,660	-0.59%	-0.59%	0.81%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	11.30	11.30	234,194	2,646,554	18.81%	18.81%	2.18%
	2018		1.002%	1.002%	9.51	9.51	167,275	1,591,014	-6.91%	-6.91%	2.15%
	2017	11/17/17	1.002%	1.002%	10.22	10.22	38,175	390,066	1.98%	1.98%	2.20%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.27	11.27	55,239	622,421	18.68%	18.68%	2.81%
	2018		1.002%	1.002%	9.49	9.49	14,895	141,413	-7.01%	-7.01%	1.59%
	2017	12/22/17	1.002%	1.002%	10.21	10.21	5,405	55,198	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	11.41	11.41	352,226	4,017,781	20.48%	20.48%	2.44%
	2018		1.002%	1.002%	9.47	9.47	223,300	2,114,106	-7.55%	-7.55%	1.53%
	2017	11/17/17	1.002%	1.002%	10.24	10.24	68,726	703,768	2.21%	2.21%	1.36%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.36	11.36	173,033	1,965,845	20.30%	20.30%	3.15%
	2018		1.002%	1.002%	9.44	9.44	52,074	491,779	-7.70%	-7.70%	2.07%
	2017	12/26/17	1.002%	1.002%	10.23	10.23	503	5,151	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	11.54	11.54	248,307	2,864,676	23.13%	23.13%	2.77%
	2018		1.002%	1.002%	9.37	9.37	106,821	1,000,841	-8.80%	-8.80%	1.18%
	2017	11/20/17	1.002%	1.002%	10.27	10.27	47,436	487,340	2.41%	2.41%	3.35%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.50	11.50	166,137	1,910,172	22.87%	22.87%	2.53%
	2018		1.002%	1.002%	9.36	9.36	72,504	678,429	-8.97%	-8.97%	1.71%
	2017	11/17/17	1.002%	1.002%	10.28	10.28	455	4,682	2.60%	2.60%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	$11.67	$11.67	129,800	$1,514,562	26.06%	26.06%	2.56%
	2018		1.002%	1.002%	9.26	9.26	49,080	454,289	-10.26%	-10.26%	1.23%
	2017	11/28/17	1.002%	1.002%	10.31	10.31	12,082	124,630	1.40%	1.40%	2.86%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.63	11.63	150,731	1,752,826	25.86%	25.86%	2.04%
	2018		1.002%	1.002%	9.24	9.24	80,030	739,413	-10.40%	-10.40%	1.86%
	2017	11/22/17	1.002%	1.002%	10.31	10.31	2,392	24,662	2.10%	2.10%	0.87%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	11.70	11.70	52,211	610,670	27.11%	27.11%	2.11%
	2018		1.002%	1.002%	9.20	9.20	16,584	152,598	-10.84%	-10.84%	1.03%
	2017	12/4/17	1.002%	1.002%	10.32	10.32	8,437	87,070	1.66%	1.66%	1.73%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.66	11.66	157,304	1,833,489	26.95%	26.95%	2.16%
	2018		1.002%	1.002%	9.18	9.18	81,808	751,082	-11.02%	-11.02%	1.78%
	2017	12/20/17	1.002%	1.002%	10.32	10.32	6,963	71,845	0.65%	0.65%	0.21%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	11.69	11.69	51,212	598,872	27.12%	27.12%	1.70%
	2018		1.002%	1.002%	9.20	9.20	47,600	437,875	-10.87%	-10.87%	2.58%
	2017	11/20/17	1.002%	1.002%	10.32	10.32	6,451	66,574	2.85%	2.85%	1.59%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.66	11.66	159,787	1,862,413	26.97%	26.97%	2.29%
	2018		1.002%	1.002%	9.18	9.18	73,299	672,851	-11.03%	-11.03%	1.77%
	2017	12/4/17	1.002%	1.002%	10.32	10.32	6,623	68,335	1.66%	1.66%	0.99%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2019		1.002%	1.002%	11.69	11.69	53,977	630,795	27.11%	27.11%	1.64%
	2018		1.002%	1.002%	9.19	9.19	44,240	406,725	-10.93%	-10.93%	1.23%
	2017	12/1/17	1.002%	1.002%	10.32	10.32	5,803	59,897	1.64%	1.64%	1.71%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2019		1.002%	1.002%	11.66	11.66	403,330	4,700,890	26.94%	26.94%	2.25%
	2018		1.002%	1.002%	9.18	9.18	155,968	1,432,043	-11.02%	-11.02%	2.10%
	2017	11/16/17	1.002%	1.002%	10.32	10.32	5,201	53,672	3.05%	3.05%	1.53%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
	2019	7/16/19	1.002%	1.002%	11.34	11.34	19,508	221,196	7.12%	7.12%	2.72%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
	2019	7/16/19	1.002%	1.002%	11.36	11.36	4,443	50,470	7.32%	7.32%	1.46%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
	2019	7/15/19	1.002%	1.002%	11.34	11.34	9,556	108,368	6.93%	6.93%	3.30%
Fidelity® VIP Growth Portfolio - Service Class
	2019		1.000%	2.500%	2.60	42.17	38,837,932	108,967,612	30.88%	32.85%	0.16%
	2018		1.000%	2.500%	1.97	32.00	43,701,422	92,280,130	-2.74%	-1.27%	0.15%
	2017		1.000%	2.500%	2.00	32.67	45,561,713	97,321,972	31.66%	33.66%	0.12%
	2016		1.000%	2.500%	1.50	24.64	43,656,587	69,640,212	-1.77%	-0.29%	0.00%
	2015		1.000%	2.500%	1.51	24.91	50,298,119	80,792,327	4.62%	5.99%	0.16%
Fidelity® VIP Growth Portfolio - Service Class 2
	2019		1.002%	1.002%	36.17	36.17	891,407	32,245,491	32.64%	32.64%	0.05%
	2018		1.002%	1.002%	27.27	27.27	903,192	24,631,806	-1.42%	-1.42%	0.04%
	2017		1.002%	1.002%	27.67	27.67	856,759	23,703,206	33.47%	33.47%	0.07%
	2016		1.002%	1.002%	20.73	20.73	772,944	16,021,569	-0.45%	-0.45%	0.00%
	2015		1.002%	1.002%	20.82	20.82	721,499	15,023,210	5.84%	5.84%	0.03%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2019		1.000%	2.150%	24.61	29.10	80,559	2,273,194	20.55%	21.95%	0.66%
	2018		1.000%	2.150%	20.41	23.86	89,843	2,085,838	-16.59%	-15.62%	0.40%
	2017		1.000%	2.150%	24.47	28.28	96,822	2,671,380	17.97%	19.34%	0.49%
	2016		1.000%	2.150%	20.74	23.70	109,538	2,540,824	9.54%	10.81%	0.28%
	2015		1.000%	2.150%	18.94	21.39	124,941	2,626,499	-3.72%	-2.61%	0.25%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Income VIP Fund - Class 2
	2019		1.000%	2.600%	$15.75	$20.69	74,984	$1,411,321	13.08%	14.90%	5.34%
	2018		1.000%	2.600%	13.93	18.18	75,231	1,231,539	-6.76%	-5.26%	4.86%
	2017		1.000%	2.600%	14.94	19.37	92,268	1,590,140	6.86%	8.58%	4.11%
	2016		1.000%	2.600%	13.98	18.01	101,401	1,616,718	11.10%	12.89%	4.70%
	2015		1.000%	2.600%	11.48	16.10	122,678	1,735,348	-9.44%	-7.98%	4.61%
Franklin Mutual Shares VIP Fund - Class 2
	2019		1.000%	1.800%	16.82	18.75	73,045	1,313,795	20.39%	21.35%	1.78%
	2018		1.000%	1.800%	13.97	15.45	85,761	1,282,042	-10.69%	-9.97%	2.33%
	2017		1.000%	1.800%	15.64	17.16	93,604	1,561,138	6.41%	7.27%	2.24%
	2016		1.000%	1.800%	14.70	16.00	103,040	1,608,232	13.99%	14.90%	1.79%
	2015		1.000%	2.150%	12.47	13.92	123,632	1,686,293	-6.96%	-5.88%	3.12%
Invesco V.I. Core Equity Fund - Series I Shares
	2019		1.300%	1.300%	20.61	20.61	9	192	27.30%	27.30%	1.14%
	2018		1.300%	1.300%	16.19	16.19	9	151	-10.57%	-10.57%	1.18%
	2017		1.300%	1.300%	18.10	18.10	9	169	11.71%	11.71%	0.59%
	2016		1.000%	1.300%	16.20	16.95	1,549	26,250	8.84%	9.17%	0.69%
	2015		1.000%	1.300%	14.89	15.53	2,458	37,588	-6.99%	-6.71%	1.10%
Invesco V.I. International Growth Fund - Series I Shares
	2019		1.300%	1.300%	28.84	28.84	1,310	37,766	26.91%	26.91%	1.60%
	2018		1.300%	1.300%	22.72	22.72	1,310	29,758	-16.08%	-16.08%	1.96%
	2017		1.300%	1.300%	27.07	27.07	1,635	44,260	21.41%	21.41%	1.44%
	2016		1.300%	1.300%	22.30	22.30	1,903	42,430	-1.74%	-1.74%	1.28%
	2015		1.000%	1.300%	22.69	23.67	1,959	44,513	-3.60%	-3.33%	1.11%
Janus Henderson Global Research Portfolio - Institutional Shares
	2019		0.550%	1.300%	2.30	21.51	181,017	433,398	27.35%	28.34%	1.01%
	2018		0.550%	1.300%	1.79	16.84	182,035	340,089	-8.07%	-7.38%	1.14%
	2017		0.550%	1.300%	1.93	18.26	183,113	370,055	25.40%	26.33%	0.82%
	2016		0.550%	1.750%	1.53	14.52	186,714	300,348	0.28%	1.51%	1.00%
	2015		0.550%	1.750%	1.51	14.37	188,215	304,992	-3.98%	-2.82%	0.65%
LVIP Baron Growth Opportunities Fund - Service Class
	2019		0.550%	2.600%	5.66	49.50	25,184,320	196,968,334	32.88%	35.64%	0.00%
	2018		0.550%	2.600%	4.21	36.96	27,675,016	158,478,579	-6.40%	-4.46%	0.00%
	2017		0.550%	2.600%	4.44	39.17	29,419,083	175,539,303	23.98%	26.54%	0.00%
	2016		0.550%	2.600%	3.53	31.35	32,136,682	150,451,726	2.86%	4.99%	0.45%
	2015		0.550%	2.600%	3.39	30.23	36,992,151	162,662,608	-7.22%	-5.29%	0.00%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2019		1.002%	1.002%	20.09	20.09	654,191	13,144,231	15.22%	15.22%	2.29%
	2018		1.002%	1.002%	17.44	17.44	689,016	12,015,619	-6.54%	-6.54%	1.98%
	2017		1.002%	1.002%	18.66	18.66	725,092	13,530,012	12.90%	12.90%	1.89%
	2016		1.002%	1.002%	16.53	16.53	717,780	11,862,779	3.34%	3.34%	1.66%
	2015		1.002%	1.002%	15.99	15.99	575,085	9,197,384	-2.38%	-2.38%	2.07%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2019		1.000%	2.950%	13.58	20.64	202,583	4,151,848	13.27%	15.50%	2.46%
	2018		1.000%	2.950%	16.01	17.87	237,526	4,218,972	-7.39%	-6.31%	2.19%
	2017		1.000%	2.152%	17.29	19.08	268,641	5,096,625	11.90%	13.19%	1.90%
	2016		1.000%	2.152%	15.45	16.85	338,381	5,679,513	2.43%	3.61%	1.66%
	2015		1.000%	2.152%	15.44	16.27	356,925	5,794,526	-2.91%	-2.13%	2.22%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2019		1.002%	1.002%	19.27	19.27	421,624	8,124,873	17.12%	17.12%	1.74%
	2018		1.002%	1.002%	16.45	16.45	424,500	6,984,752	-9.05%	-9.05%	2.00%
	2017		1.002%	1.002%	18.09	18.09	449,990	8,141,149	14.98%	14.98%	1.59%
	2016		1.002%	1.002%	15.73	15.73	488,149	7,680,596	10.56%	10.56%	1.54%
	2015		1.002%	1.002%	14.23	14.23	513,546	7,308,215	-6.04%	-6.04%	1.49%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2019		0.550%	2.302%	4.98	23.65	39,913,848	213,781,133	15.89%	17.94%	1.85%
	2018		0.550%	2.600%	4.26	20.30	44,331,254	202,246,917	-10.27%	-8.42%	2.14%
	2017		0.550%	2.600%	4.68	22.45	49,551,749	248,150,932	13.44%	15.79%	1.81%
	2016		0.550%	2.600%	4.07	19.63	54,799,176	238,071,774	9.09%	11.35%	1.72%
	2015		0.550%	2.600%	3.69	17.85	61,031,816	239,225,159	-7.31%	-5.39%	1.67%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class
	2016		0.000%	0.000%	$—	$—	—	$—	0.00%	0.00%	4.72%
	2015		1.002%	1.002%	7.79	7.79	34,929	272,168	-16.06%	-16.06%	2.07%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.04%
	2015		1.002%	1.802%	7.72	7.82	89,310	698,792	-16.53%	-15.86%	1.71%
LVIP BlackRock Global Real Estate Fund - Service Class
	2019		1.000%	2.600%	9.30	22.40	513,856	5,826,032	21.41%	23.37%	3.34%
	2018		1.000%	2.600%	7.66	18.33	537,364	4,934,074	-10.92%	-9.48%	3.58%
	2017		1.000%	2.600%	8.60	20.45	549,464	5,574,751	7.75%	9.48%	4.14%
	2016		1.000%	2.600%	7.98	18.85	569,064	5,276,604	-1.65%	-0.06%	3.63%
	2015		1.000%	2.600%	8.11	19.05	557,163	5,169,960	-4.00%	-2.45%	2.74%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2019		1.002%	2.302%	10.16	23.00	705,761	8,286,865	22.08%	23.67%	3.42%
	2018		1.002%	2.302%	8.31	18.77	810,183	7,691,954	-10.43%	-9.26%	3.64%
	2017		1.002%	2.302%	9.26	20.89	932,214	9,752,924	8.34%	9.76%	4.17%
	2016		1.002%	2.302%	8.53	19.21	1,046,047	9,970,899	-1.12%	0.18%	3.69%
	2015		1.002%	2.302%	8.62	19.36	1,148,447	10,928,192	-3.47%	-2.21%	2.84%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2019		1.002%	1.002%	9.69	9.69	540,803	5,242,524	4.57%	4.57%	1.92%
	2018		1.002%	1.002%	9.27	9.27	598,487	5,548,099	-0.97%	-0.97%	4.54%
	2017		1.002%	1.002%	9.36	9.36	627,597	5,875,024	0.92%	0.92%	1.64%
	2016		1.002%	1.002%	9.28	9.28	635,230	5,892,325	2.30%	2.30%	0.76%
	2015		0.942%	0.942%	9.07	9.07	605,934	5,494,499	-3.98%	-3.98%	1.17%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2019		1.002%	2.302%	8.95	9.88	979,010	9,647,150	3.48%	4.84%	2.21%
	2018		1.002%	2.302%	8.65	9.43	1,063,809	10,002,596	-2.01%	-0.72%	4.84%
	2017		1.002%	2.302%	8.82	9.49	1,264,050	11,977,723	-0.14%	1.16%	1.59%
	2016		1.002%	2.302%	8.84	9.38	1,476,118	13,834,120	1.23%	2.56%	1.13%
	2015		0.942%	2.242%	8.73	9.15	1,798,138	16,439,096	-4.98%	-3.73%	1.12%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2019		1.002%	1.002%	23.64	23.64	146,318	3,459,338	18.44%	18.44%	0.47%
	2018		1.002%	1.002%	19.96	19.96	157,041	3,134,670	-5.50%	-5.50%	0.49%
	2017		1.002%	1.002%	21.12	21.12	168,067	3,550,010	24.56%	24.56%	0.46%
	2016		1.002%	1.002%	16.96	16.96	146,082	2,477,200	-2.54%	-2.54%	0.21%
	2015		1.002%	1.002%	17.40	17.40	154,093	2,681,142	0.08%	0.08%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2019		0.550%	2.152%	4.75	27.52	42,553,087	216,675,644	17.40%	19.27%	0.67%
	2018		0.550%	2.600%	4.01	23.37	47,092,537	202,031,289	-6.77%	-4.85%	0.68%
	2017		0.550%	2.600%	4.25	24.86	51,727,606	234,333,305	22.89%	25.43%	0.64%
	2016		0.550%	2.600%	3.41	20.07	56,791,107	205,981,439	-3.85%	-1.85%	0.41%
	2015		0.550%	2.600%	3.50	20.71	63,392,126	235,312,424	-1.26%	0.78%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2019		1.000%	1.800%	14.37	15.90	74,799	1,120,528	22.37%	23.36%	0.00%
	2018		1.000%	2.600%	10.70	12.89	62,452	755,678	-2.44%	-0.87%	0.00%
	2017		1.000%	2.600%	10.97	13.00	43,420	535,845	22.04%	24.00%	0.00%
	2016		1.000%	2.600%	8.99	10.49	36,027	361,779	-0.61%	0.99%	0.00%
	2015		1.000%	2.600%	9.05	10.38	41,135	412,117	-6.89%	-5.39%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2019		1.002%	2.302%	13.83	14.88	151,716	2,257,126	22.07%	23.67%	0.00%
	2018		1.002%	2.302%	11.33	12.03	196,891	2,368,953	-1.92%	-0.64%	0.00%
	2017		1.002%	2.302%	11.55	12.11	109,900	1,330,709	22.70%	24.31%	0.00%
	2016		1.002%	2.302%	9.41	9.74	84,604	824,032	-0.07%	1.24%	0.00%
	2015		1.002%	2.302%	9.42	9.62	104,525	1,005,723	-6.38%	-5.15%	0.00%
LVIP Delaware Bond Fund - Service Class
	2019		1.002%	1.002%	16.95	16.95	1,407,852	23,869,244	7.74%	7.74%	2.76%
	2018		1.002%	1.002%	15.74	15.74	1,425,646	22,434,246	-2.16%	-2.16%	2.76%
	2017		1.002%	1.002%	16.08	16.08	1,618,215	26,027,603	2.97%	2.97%	2.46%
	2016		1.002%	1.002%	15.62	15.62	1,674,147	26,151,033	1.35%	1.35%	2.21%
	2015		1.002%	1.002%	15.41	15.41	1,647,473	25,392,417	-0.96%	-0.96%	2.03%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund - Standard Class
	2019		0.550%	2.600%	$10.89	$20.41	12,884,305	$155,033,864	6.40%	8.60%	2.98%
	2018		0.550%	2.600%	10.11	18.87	14,161,293	157,517,100	-3.38%	-1.37%	3.05%
	2017		0.550%	2.600%	10.33	19.22	16,119,964	182,328,745	1.69%	3.79%	2.71%
	2016		0.550%	2.600%	10.02	18.60	18,326,012	200,234,374	0.09%	2.16%	2.39%
	2015		0.550%	2.600%	9.88	18.29	20,496,523	219,947,599	-2.19%	-0.16%	2.26%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2019		1.000%	2.302%	9.11	10.19	490,776	4,957,016	1.97%	3.30%	2.47%
	2018		1.000%	2.302%	8.93	9.87	526,852	5,157,828	-2.25%	-0.97%	3.37%
	2017		1.000%	2.302%	9.14	9.96	489,199	4,833,301	-0.06%	1.26%	0.85%
	2016		1.000%	2.302%	9.14	9.84	448,852	4,388,234	-0.31%	0.99%	0.00%
	2015		1.000%	2.302%	9.17	9.74	555,145	5,382,506	-3.23%	-1.96%	1.27%
LVIP Delaware Social Awareness Fund - Service Class
	2019		1.002%	1.002%	32.95	32.95	929,344	30,618,644	30.20%	30.20%	1.76%
	2018		1.002%	1.002%	25.30	25.30	946,967	23,962,252	-5.84%	-5.84%	0.99%
	2017		1.002%	1.002%	26.87	26.87	987,069	26,525,952	18.58%	18.58%	0.97%
	2016		1.002%	1.002%	22.66	22.66	988,698	22,407,011	5.21%	5.21%	1.15%
	2015		1.002%	1.002%	21.54	21.54	972,558	20,950,586	-2.00%	-2.00%	1.14%
LVIP Delaware Social Awareness Fund - Standard Class
	2019		0.550%	2.152%	17.67	41.18	28,586,964	541,332,643	29.17%	31.25%	2.00%
	2018		0.550%	2.152%	13.56	31.77	32,045,068	464,466,188	-6.60%	-5.09%	1.28%
	2017		0.550%	2.152%	14.40	33.89	35,927,738	551,157,478	17.65%	19.53%	1.28%
	2016		0.550%	2.152%	12.14	28.71	39,622,005	510,864,856	4.37%	6.05%	1.40%
	2015		0.550%	2.500%	11.53	27.41	44,335,289	541,450,617	-2.78%	-1.21%	1.42%
LVIP Delaware Special Opportunities Fund - Service Class
	2019		1.002%	1.002%	37.16	37.16	1,093,637	40,638,607	28.67%	28.67%	0.86%
	2018		1.002%	1.002%	28.88	28.88	1,152,553	33,284,755	-15.89%	-15.89%	1.00%
	2017		1.002%	1.002%	34.34	34.34	1,242,633	42,666,470	16.17%	16.17%	0.97%
	2016		1.002%	1.002%	29.56	29.56	1,328,898	39,276,395	18.79%	18.79%	1.27%
	2015		1.002%	1.002%	24.88	24.88	1,330,379	33,101,303	-1.08%	-1.08%	0.89%
LVIP Delaware Special Opportunities Fund - Standard Class
	2019		0.550%	2.302%	31.91	48.29	9,220,149	399,862,529	27.46%	29.71%	1.15%
	2018		0.550%	2.302%	25.03	37.70	10,395,156	349,159,622	-16.70%	-15.22%	1.28%
	2017		0.550%	2.302%	30.05	45.03	11,725,526	466,677,469	15.10%	17.11%	1.30%
	2016		0.550%	2.302%	26.11	38.93	13,035,424	445,035,149	17.66%	19.74%	1.56%
	2015		0.550%	2.302%	22.19	32.92	14,531,478	416,152,487	-2.03%	-0.29%	1.20%
LVIP Delaware Wealth Builder Fund - Service Class
	2019		1.002%	1.002%	21.88	21.88	519,248	11,358,822	14.46%	14.46%	2.60%
	2018		1.002%	1.002%	19.11	19.11	552,270	10,555,220	-6.40%	-6.40%	2.75%
	2017		1.002%	1.002%	20.42	20.42	593,079	12,110,790	10.90%	10.90%	2.03%
	2016		1.002%	1.002%	18.41	18.41	623,009	11,472,038	4.31%	4.31%	1.45%
	2015		1.002%	1.002%	17.65	17.65	547,182	9,659,785	-2.56%	-2.56%	1.65%
LVIP Delaware Wealth Builder Fund - Standard Class
	2019		1.000%	1.802%	6.24	24.09	12,486,863	83,613,753	13.84%	14.75%	2.75%
	2018		1.000%	1.802%	5.46	21.16	14,177,058	82,768,711	-6.91%	-6.16%	2.90%
	2017		1.000%	1.802%	5.83	22.73	15,881,065	98,792,045	10.28%	11.17%	2.23%
	2016		1.000%	1.802%	5.26	20.61	17,462,768	97,717,354	3.73%	4.57%	1.54%
	2015		1.000%	1.802%	5.05	19.87	19,529,008	104,497,448	-3.09%	-2.31%	1.66%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2019		1.002%	1.002%	30.21	30.21	393,599	11,889,893	28.36%	28.36%	1.58%
	2018		1.002%	1.002%	23.53	23.53	406,480	9,565,898	-8.53%	-8.53%	1.19%
	2017		1.002%	1.002%	25.73	25.73	411,701	10,591,747	19.25%	19.25%	1.14%
	2016		1.002%	1.002%	21.57	21.57	390,840	8,431,625	12.87%	12.87%	1.17%
	2015		1.002%	1.002%	19.11	19.11	377,386	7,212,942	-3.32%	-3.32%	1.26%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2019		0.550%	2.600%	27.34	36.44	30,022,647	977,629,912	26.77%	29.40%	1.80%
	2018		0.550%	2.600%	21.38	28.52	33,679,731	851,381,050	-9.67%	-7.80%	1.41%
	2017		0.550%	2.600%	23.47	31.32	37,712,420	1,038,706,032	18.30%	20.21%	1.40%
	2016		0.550%	2.152%	19.76	26.38	41,796,225	961,988,780	11.97%	13.78%	1.51%
	2015		0.550%	2.152%	17.58	23.48	46,650,822	947,959,964	-4.09%	-2.54%	1.56%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2019		1.000%	2.150%	$10.44	$11.64	65,821	$697,285	10.51%	11.39%	1.69%
	2018		1.000%	2.600%	8.68	10.45	58,230	557,602	-11.69%	-10.27%	1.17%
	2017		1.000%	2.600%	9.83	11.65	55,837	601,185	17.99%	19.90%	1.24%
	2016		1.000%	2.600%	8.33	9.71	44,442	402,378	-0.46%	1.15%	1.38%
	2015		1.000%	2.600%	8.37	9.60	35,283	319,437	-10.61%	-9.17%	1.22%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2019		1.002%	2.152%	9.92	10.59	104,759	1,107,759	10.39%	11.67%	1.74%
	2018		1.002%	2.152%	8.99	9.48	116,615	1,104,574	-11.08%	-10.05%	1.37%
	2017		1.002%	2.152%	10.11	10.54	102,107	1,075,264	18.82%	20.19%	1.73%
	2016		1.002%	2.152%	8.51	8.77	65,873	577,030	0.24%	1.40%	1.45%
	2015		1.002%	2.152%	8.65	8.65	61,313	529,829	-8.94%	-8.94%	1.51%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2019		1.000%	2.150%	16.82	18.90	834,319	15,733,987	12.67%	13.58%	2.33%
	2018		1.000%	1.800%	14.93	16.64	895,094	14,867,681	-6.39%	-5.64%	2.21%
	2017		1.000%	1.800%	15.95	17.63	1,002,272	17,637,209	8.26%	9.12%	2.01%
	2016		1.000%	2.600%	13.43	16.16	1,128,349	18,155,702	2.06%	3.71%	1.72%
	2015		1.000%	2.600%	13.16	15.58	1,261,380	19,579,354	-4.74%	-3.21%	1.84%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2019		1.002%	1.952%	17.44	19.59	535,658	10,437,372	12.79%	13.86%	2.48%
	2018		1.002%	1.952%	15.44	17.21	616,413	10,554,558	-6.30%	-5.41%	2.43%
	2017		1.002%	1.952%	16.45	18.19	720,588	13,051,613	8.36%	9.39%	2.18%
	2016		1.002%	1.952%	15.16	16.63	842,743	13,957,565	2.99%	3.97%	1.91%
	2015		1.002%	1.952%	14.70	15.99	1,027,248	16,370,274	-3.89%	-2.97%	1.88%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2019		1.000%	2.950%	12.47	17.67	2,204,502	38,483,836	12.20%	14.41%	2.02%
	2018		1.000%	2.950%	12.73	15.45	2,414,632	36,849,245	-8.68%	-7.49%	2.09%
	2017		1.000%	2.300%	13.94	16.70	2,666,050	44,283,685	12.72%	14.19%	2.03%
	2016		1.000%	2.300%	12.37	14.62	2,945,717	42,880,609	2.11%	3.45%	1.55%
	2015		1.000%	2.750%	12.11	14.14	3,124,345	43,972,204	-6.54%	-4.89%	1.69%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2019		1.002%	2.152%	15.50	18.32	748,464	13,678,248	13.39%	14.70%	2.19%
	2018		1.002%	2.152%	13.67	15.97	852,854	13,594,222	-8.32%	-7.26%	2.21%
	2017		1.002%	2.152%	14.91	17.34	1,048,442	18,029,376	13.18%	14.48%	2.22%
	2016		1.002%	2.152%	13.17	15.05	1,235,503	18,566,891	2.52%	3.70%	1.69%
	2015		1.002%	2.152%	13.33	14.51	1,465,024	21,228,656	-5.41%	-4.65%	1.83%
LVIP Global Income Fund - Service Class
	2019		1.000%	2.150%	11.14	12.59	378,388	4,700,447	4.20%	5.41%	2.38%
	2018		1.000%	2.150%	10.69	11.94	383,168	4,520,879	-0.51%	0.64%	3.73%
	2017		1.000%	2.150%	10.74	11.86	397,806	4,664,928	2.56%	3.74%	0.00%
	2016		1.000%	2.150%	10.48	11.44	390,605	4,425,698	-1.87%	-0.74%	0.00%
	2015		1.000%	2.150%	10.68	11.52	389,668	4,457,696	-4.35%	-3.24%	2.93%
LVIP Global Income Fund - Standard Class
	2019		1.002%	2.302%	11.25	12.98	299,611	3,870,306	4.31%	5.67%	2.57%
	2018		1.002%	2.302%	10.78	12.28	301,708	3,690,714	-0.42%	0.89%	3.63%
	2017		1.002%	2.302%	10.83	12.17	349,855	4,242,897	2.65%	4.00%	0.00%
	2016		1.002%	2.302%	10.55	11.70	399,090	4,659,324	-1.78%	-0.49%	0.00%
	2015		1.002%	2.302%	10.74	11.76	494,970	5,809,107	-4.26%	-3.00%	3.00%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2019		1.000%	2.600%	14.57	18.39	2,391,417	43,723,368	11.79%	13.59%	2.06%
	2018		1.000%	2.600%	13.03	16.19	2,665,695	42,844,831	-8.09%	-6.61%	2.12%
	2017		1.000%	2.600%	14.18	17.34	2,893,096	49,792,905	11.11%	12.90%	1.98%
	2016		1.000%	2.600%	12.76	15.36	3,204,960	48,902,871	1.40%	3.04%	1.42%
	2015		1.000%	2.600%	12.59	14.90	3,542,468	52,486,966	-6.09%	-4.58%	1.73%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2019		1.002%	2.152%	16.13	19.07	999,196	18,959,873	12.57%	13.87%	2.22%
	2018		1.002%	2.152%	14.33	16.75	1,230,534	20,525,590	-7.44%	-6.37%	2.28%
	2017		1.002%	2.152%	15.48	17.89	1,423,160	25,370,376	11.89%	13.18%	2.16%
	2016		1.002%	2.152%	13.84	15.81	1,705,494	26,881,477	2.12%	3.30%	1.59%
	2015		1.002%	2.152%	13.55	15.30	2,056,717	31,393,414	-5.43%	-4.34%	1.79%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund - Service Class
	2019		1.002%	1.002%	$10.15	$10.15	695,082	$7,054,681	0.53%	0.53%	1.53%
	2018		1.002%	1.002%	10.10	10.10	698,374	7,051,051	0.13%	0.13%	1.13%
	2017		1.002%	1.002%	10.08	10.08	682,260	6,879,223	-0.82%	-0.82%	0.17%
	2016		1.002%	1.002%	10.17	10.17	722,769	7,347,855	-0.97%	-0.97%	0.02%
	2015		1.002%	1.002%	10.27	10.27	732,835	7,523,244	-0.97%	-0.97%	0.02%
LVIP Government Money Market Fund - Standard Class
	2019		0.550%	2.152%	2.73	10.37	11,770,430	35,027,010	-0.38%	1.23%	1.77%
	2018		0.550%	2.152%	2.72	10.29	12,733,435	37,469,138	-0.78%	0.84%	1.40%
	2017		0.550%	2.152%	2.72	10.25	11,863,459	34,879,349	-1.73%	-0.14%	0.40%
	2016		0.550%	2.152%	2.74	10.31	13,901,895	41,039,500	-2.10%	-0.52%	0.03%
	2015		0.550%	2.152%	2.78	10.41	14,862,741	44,247,610	-2.12%	-0.53%	0.02%
LVIP JPMorgan Retirement Income Fund - Service Class
	2019		1.002%	1.002%	17.70	17.70	388,198	6,870,080	12.51%	12.51%	2.83%
	2018		1.002%	1.002%	15.73	15.73	428,237	6,735,957	-5.71%	-5.71%	2.54%
	2017		1.002%	1.002%	16.68	16.68	444,310	7,412,113	9.58%	9.58%	2.29%
	2016		1.002%	1.002%	15.22	15.22	448,462	6,827,540	3.41%	3.41%	2.08%
	2015		1.002%	1.002%	14.72	14.72	460,930	6,785,728	-2.17%	-2.17%	2.59%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2019		0.550%	2.950%	9.73	20.15	15,109,565	158,020,003	10.62%	13.31%	3.01%
	2018		0.550%	2.950%	8.66	18.00	16,920,924	156,829,278	-6.56%	-5.05%	2.64%
	2017		0.550%	2.152%	9.18	19.20	19,083,025	187,117,013	8.60%	10.36%	2.41%
	2016		0.550%	2.152%	8.39	17.62	21,191,229	189,215,181	2.48%	4.14%	2.22%
	2015		0.550%	2.152%	8.11	17.13	23,956,991	206,460,598	-3.05%	-1.48%	2.63%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2019		1.000%	2.150%	11.76	14.85	100,382	1,203,086	13.40%	14.71%	1.05%
	2018		1.000%	2.600%	10.25	12.95	89,311	941,021	-14.28%	-12.90%	1.14%
	2017		1.000%	2.600%	11.77	14.87	85,194	1,032,800	11.47%	13.27%	0.87%
	2016		1.000%	2.600%	10.39	13.12	64,804	701,135	6.91%	8.63%	0.57%
	2015		1.000%	2.600%	9.57	12.08	41,952	427,708	-10.33%	-8.88%	0.65%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2019		1.002%	1.002%	11.93	11.93	107,414	1,281,340	15.00%	15.00%	1.24%
	2018		1.002%	1.002%	10.37	10.37	116,282	1,206,155	-12.68%	-12.68%	1.27%
	2017		1.002%	1.002%	11.88	11.88	147,249	1,749,175	13.54%	13.54%	1.11%
	2016		1.002%	1.302%	10.38	10.46	157,299	1,645,647	8.57%	8.91%	0.92%
	2015		1.002%	1.302%	9.56	9.61	110,036	1,056,968	-8.96%	-8.66%	0.79%
LVIP MFS International Growth Fund - Service Class
	2019		1.000%	1.800%	12.60	13.94	25,122	336,690	24.98%	25.98%	1.25%
	2018		1.000%	1.800%	10.09	11.07	33,200	353,802	-10.10%	-9.37%	1.06%
	2017		1.000%	1.800%	11.22	12.21	33,063	389,042	29.19%	30.23%	0.76%
	2016		1.000%	1.800%	8.68	9.38	56,545	515,910	-0.40%	0.40%	1.18%
	2015		1.000%	1.800%	8.72	9.34	59,880	548,658	-0.76%	0.04%	0.91%
LVIP MFS Value Fund - Service Class
	2019		1.000%	1.800%	18.87	20.88	80,232	1,651,460	27.21%	28.23%	1.36%
	2018		1.000%	1.800%	14.84	16.28	94,084	1,509,497	-11.82%	-11.12%	1.45%
	2017		1.000%	1.800%	16.82	18.32	113,094	2,042,563	15.24%	16.17%	1.42%
	2016		1.000%	1.800%	14.60	15.77	135,860	2,112,905	11.75%	12.65%	1.54%
	2015		1.000%	1.800%	13.06	14.00	158,723	2,195,281	-2.56%	-1.78%	1.78%
LVIP Mondrian International Value Fund - Service Class
	2019		1.002%	1.002%	20.63	20.63	919,450	18,966,134	16.78%	16.78%	3.47%
	2018		1.002%	1.002%	17.66	17.66	956,511	16,895,805	-12.58%	-12.58%	2.83%
	2017		1.002%	1.002%	20.21	20.21	1,016,660	20,543,416	19.83%	19.83%	3.09%
	2016		1.002%	1.002%	16.86	16.86	1,072,403	18,083,172	2.72%	2.72%	2.53%
	2015		1.002%	1.002%	16.42	16.42	1,089,519	17,885,680	-4.99%	-4.99%	2.71%
LVIP Mondrian International Value Fund - Standard Class
	2019		0.550%	2.600%	4.41	26.98	30,716,598	148,400,732	15.21%	17.60%	3.63%
	2018		0.550%	2.600%	3.78	23.23	34,760,736	143,622,399	-13.75%	-11.96%	3.00%
	2017		0.550%	2.600%	4.32	26.72	39,422,129	185,474,644	18.23%	20.67%	3.27%
	2016		0.550%	2.600%	3.61	22.42	43,950,795	172,297,911	1.34%	3.44%	2.63%
	2015		0.550%	2.600%	3.52	21.94	49,910,782	189,760,112	-6.26%	-4.32%	2.81%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Bond Index Fund - Service Class
	2019		1.000%	2.750%	$11.43	$13.29	353,623	$4,469,051	5.67%	6.89%	2.59%
	2018		1.000%	2.150%	10.79	12.43	309,692	3,671,538	-2.69%	-1.56%	2.53%
	2017		1.000%	2.150%	11.07	12.63	321,252	3,873,235	0.73%	1.90%	2.26%
	2016		1.000%	2.150%	10.96	12.39	309,543	3,672,992	-0.14%	1.02%	2.00%
	2015		1.000%	2.150%	10.96	12.27	232,051	2,730,230	-1.93%	-0.99%	2.60%
LVIP SSGA Bond Index Fund - Standard Class
	2019		1.002%	2.302%	11.30	12.97	688,335	8,911,869	5.78%	7.16%	2.95%
	2018		1.002%	2.302%	10.68	12.10	528,855	6,387,185	-2.59%	-1.32%	2.84%
	2017		1.002%	2.302%	10.97	12.26	506,160	6,194,742	0.84%	2.16%	2.32%
	2016		1.002%	2.302%	10.88	12.00	571,184	6,846,040	-0.05%	1.26%	2.08%
	2015		1.002%	2.302%	10.88	11.85	446,122	5,279,420	-2.03%	-0.75%	2.59%
LVIP SSGA Developed International 150 Fund - Service Class
	2019		1.000%	2.150%	11.45	16.89	6,644	87,248	12.69%	13.99%	3.45%
	2018		1.000%	2.150%	10.16	14.96	10,489	120,714	-17.24%	-16.28%	3.59%
	2017		1.000%	2.150%	12.28	18.05	11,755	160,389	20.63%	22.03%	4.86%
	2016		1.000%	2.150%	10.18	11.23	8,721	97,781	7.14%	8.37%	3.26%
	2015		1.000%	2.150%	9.75	10.36	9,042	91,911	-6.24%	-5.48%	2.93%
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2019		1.000%	2.150%	11.32	16.16	693,432	11,044,685	5.06%	6.28%	3.53%
	2018		1.000%	2.150%	10.78	15.21	697,629	10,427,181	-14.40%	-13.41%	4.17%
	2017		1.000%	2.150%	12.59	17.57	706,176	12,193,675	20.89%	22.28%	2.64%
	2016		1.000%	2.150%	10.41	14.37	621,845	8,747,221	12.71%	14.01%	2.59%
	2015		1.000%	2.150%	9.24	12.60	537,168	6,620,005	-19.01%	-18.07%	4.19%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2019		1.002%	2.152%	14.69	16.60	1,085,614	18,011,039	5.32%	6.54%	3.70%
	2018		1.002%	2.152%	13.95	15.58	1,178,868	18,360,518	-14.18%	-13.18%	4.13%
	2017		1.002%	2.152%	16.26	17.95	1,361,019	24,418,651	21.20%	22.60%	2.68%
	2016		1.002%	2.152%	13.41	14.64	1,334,773	19,535,247	12.98%	14.28%	2.66%
	2015		1.002%	2.152%	11.87	12.81	1,349,787	17,285,103	-18.81%	-17.87%	4.14%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2019		1.000%	2.950%	11.74	16.22	781,076	11,940,403	12.11%	14.32%	2.30%
	2018		1.000%	2.950%	11.52	14.33	843,965	11,291,577	-10.35%	-9.32%	2.51%
	2017		1.000%	2.150%	12.85	15.95	994,098	14,683,468	12.09%	13.39%	3.70%
	2016		1.000%	2.150%	11.46	14.20	1,103,858	14,386,873	3.12%	4.31%	1.51%
	2015		1.000%	2.150%	11.12	13.74	1,225,470	15,320,617	-8.73%	-7.68%	2.69%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2019		1.002%	2.302%	14.21	16.66	321,844	5,136,546	13.12%	14.60%	2.45%
	2018		1.002%	2.302%	12.50	14.67	365,622	5,092,818	-10.27%	-9.09%	2.73%
	2017		1.002%	2.302%	14.75	15.81	419,412	6,426,581	12.20%	13.67%	3.87%
	2016		1.002%	2.302%	13.02	14.09	492,561	6,639,994	3.22%	4.57%	1.69%
	2015		1.002%	2.302%	11.85	13.65	567,716	7,315,767	-8.65%	-7.45%	2.92%
LVIP SSGA International Index Fund - Service Class
	2019		1.000%	2.150%	10.32	18.08	252,733	4,249,024	18.70%	20.07%	2.34%
	2018		1.000%	2.150%	8.69	15.06	272,702	3,752,552	-15.75%	-14.78%	2.42%
	2017		1.000%	2.150%	10.67	17.67	261,903	4,158,943	22.16%	23.14%	2.61%
	2016		1.000%	1.800%	8.73	14.35	232,834	2,963,079	-1.06%	-0.26%	2.81%
	2015		1.000%	1.800%	8.82	14.39	190,392	2,493,887	-3.22%	-2.45%	2.35%
LVIP SSGA International Index Fund - Standard Class
	2019		1.002%	1.802%	17.06	18.57	224,445	4,168,103	19.41%	20.37%	2.50%
	2018		1.002%	1.802%	14.29	15.43	264,742	4,084,460	-15.22%	-14.56%	2.56%
	2017		1.002%	1.802%	16.86	18.06	259,007	4,677,135	22.46%	23.45%	2.81%
	2016		1.002%	1.802%	13.77	14.63	229,702	3,360,048	-0.81%	-0.01%	2.87%
	2015		1.002%	1.802%	13.88	14.63	251,025	3,672,356	-2.98%	-2.20%	2.65%
LVIP SSGA International Managed Volatility Fund - Service Class
	2019		1.002%	1.002%	12.66	12.66	64,825	820,843	17.30%	17.30%	2.25%
	2018		1.002%	1.002%	10.79	10.79	61,465	663,492	-13.29%	-13.29%	2.00%
	2017		1.002%	1.002%	12.45	12.45	57,981	721,845	22.72%	22.72%	2.14%
	2016	11/14/16	1.002%	1.002%	10.14	10.14	51,597	523,449	2.91%	2.91%	1.78%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Managed Volatility Fund - Standard Class
	2019		1.002%	1.002%	$12.76	$12.76	76,275	$973,317	17.60%	17.60%	2.60%
	2018		1.002%	1.002%	10.85	10.85	78,783	854,826	-13.08%	-13.08%	2.25%
	2017		1.002%	1.002%	12.48	12.48	74,920	935,242	23.03%	23.03%	2.19%
	2016	12/8/16	1.002%	1.802%	10.13	10.15	84,289	855,239	-0.48%	0.09%	1.18%
LVIP SSGA Large Cap 100 Fund - Service Class
	2019		1.000%	2.150%	24.41	27.87	10,018	276,582	24.29%	25.72%	2.62%
	2018		1.000%	2.150%	19.64	22.17	5,789	126,378	-13.22%	-12.22%	1.19%
	2017		1.000%	2.150%	22.63	25.25	12,498	307,717	15.95%	17.29%	2.30%
	2016		1.000%	2.150%	19.52	21.53	19,232	405,568	18.65%	20.02%	2.14%
	2015		1.000%	2.150%	16.45	17.94	17,502	308,284	-6.93%	-5.86%	2.04%
LVIP SSGA S&P 500 Index Fund - Service Class
	2019		1.002%	1.002%	22.89	22.89	4,742,366	108,551,890	29.57%	29.57%	1.52%
	2018		1.002%	1.002%	17.67	17.67	4,631,171	81,816,412	-5.82%	-5.82%	1.59%
	2017		1.002%	1.002%	18.76	18.76	4,679,594	87,784,422	20.06%	20.06%	1.70%
	2016		1.002%	1.002%	15.62	15.62	4,565,125	71,329,541	10.37%	10.37%	1.71%
	2015		1.002%	1.002%	14.16	14.16	4,315,293	61,092,619	-0.09%	-0.09%	1.73%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2019		1.000%	2.600%	20.43	35.10	15,862,801	375,330,780	27.83%	29.89%	1.67%
	2018		1.000%	2.600%	15.91	27.28	17,286,084	314,913,007	-7.09%	-5.59%	1.77%
	2017		1.000%	2.600%	17.05	29.18	18,916,417	365,045,038	18.46%	20.37%	1.85%
	2016		1.000%	2.600%	14.33	24.47	20,730,610	332,418,815	8.89%	10.65%	1.83%
	2015		1.000%	2.600%	13.10	22.32	22,602,204	327,511,899	-1.42%	0.17%	1.86%
LVIP SSGA Small-Cap Index Fund - Service Class
	2019		1.000%	2.600%	15.76	19.28	879,005	16,895,405	21.53%	23.48%	0.73%
	2018		1.000%	2.600%	12.97	15.61	912,821	14,208,447	-13.87%	-12.47%	0.73%
	2017		1.000%	2.600%	15.05	17.84	945,867	16,821,803	11.00%	12.79%	0.76%
	2016		1.000%	2.600%	13.56	15.82	958,589	15,119,050	17.29%	19.18%	1.11%
	2015		1.000%	2.600%	11.56	13.27	932,459	12,336,868	-7.39%	-5.90%	0.69%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2019		1.002%	2.152%	17.21	30.30	1,927,615	38,337,760	22.37%	23.79%	0.94%
	2018		1.002%	2.152%	14.65	24.71	2,181,412	35,051,094	-13.08%	-12.25%	0.93%
	2017		1.002%	1.952%	16.83	28.43	2,393,992	43,841,574	12.00%	13.07%	0.97%
	2016		1.002%	1.952%	15.00	25.38	2,685,569	43,497,313	18.35%	19.47%	1.28%
	2015		1.002%	1.952%	12.66	21.45	2,941,783	39,880,990	-6.56%	-5.67%	0.88%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2019		1.000%	2.150%	22.36	25.53	22,755	553,090	16.98%	18.33%	1.75%
	2018		1.000%	2.150%	19.12	21.58	22,692	471,971	-15.51%	-14.53%	2.49%
	2017		1.000%	2.150%	22.63	25.24	32,380	795,005	3.81%	5.01%	2.18%
	2016		1.000%	2.150%	22.47	24.04	33,429	790,304	27.51%	28.47%	1.80%
	2015		1.000%	1.800%	17.62	18.71	36,187	670,376	-8.74%	-8.00%	2.04%
LVIP T. Rowe Price 2010 Fund - Service Class
	2019		1.002%	1.002%	14.90	14.90	129,092	1,923,122	14.28%	14.28%	2.85%
	2018		1.002%	1.002%	13.04	13.04	128,892	1,680,164	-5.41%	-5.41%	1.92%
	2017		1.002%	1.002%	13.78	13.78	126,682	1,745,819	8.27%	8.27%	1.74%
	2016		1.002%	1.002%	12.73	12.73	118,709	1,510,950	3.13%	3.13%	1.66%
	2015		1.002%	1.002%	12.34	12.34	105,265	1,299,115	-2.83%	-2.83%	1.46%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2019		1.002%	1.002%	15.38	15.38	151,799	2,334,094	14.58%	14.58%	2.75%
	2018		1.002%	1.802%	12.23	13.42	184,591	2,470,623	-5.93%	-5.18%	1.96%
	2017		1.002%	1.802%	14.15	14.15	210,935	2,978,476	8.55%	8.55%	1.74%
	2016		1.002%	1.002%	13.04	13.04	244,116	3,182,883	3.39%	3.39%	1.79%
	2015		1.002%	1.002%	12.61	12.61	255,384	3,220,493	-2.59%	-2.59%	1.90%
LVIP T. Rowe Price 2020 Fund - Service Class
	2019		1.000%	1.002%	14.80	14.80	805,383	11,917,981	17.45%	17.46%	2.54%
	2018		1.000%	1.002%	12.60	12.60	911,852	11,488,384	-6.76%	-6.76%	1.58%
	2017		1.000%	1.002%	13.51	13.52	1,064,448	14,383,255	10.63%	10.63%	1.76%
	2016		1.000%	1.002%	12.21	12.22	1,078,860	13,177,021	3.16%	3.16%	1.68%
	2015		1.000%	1.002%	11.84	11.84	1,060,358	12,554,103	-3.43%	-3.43%	1.62%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2020 Fund - Standard Class
	2019		1.002%	1.952%	$15.27	$15.27	673,704	$10,290,663	17.74%	17.74%	2.95%
	2018		1.002%	1.002%	12.97	12.97	703,367	9,122,629	-6.52%	-6.52%	1.78%
	2017		1.002%	1.002%	13.87	13.87	761,401	10,563,958	10.91%	10.91%	1.88%
	2016		1.002%	1.002%	12.51	12.51	855,867	10,706,504	3.41%	3.41%	1.81%
	2015		1.002%	1.002%	12.10	12.10	984,389	11,907,972	-3.19%	-3.19%	1.81%
LVIP T. Rowe Price 2030 Fund - Service Class
	2019		1.000%	1.002%	14.70	14.71	1,769,023	26,010,388	20.63%	20.63%	2.24%
	2018		1.000%	1.002%	12.19	12.19	1,802,159	21,966,742	-8.74%	-8.73%	1.50%
	2017		1.000%	1.002%	13.36	13.36	1,804,014	24,094,362	12.07%	12.07%	1.86%
	2016		1.000%	1.002%	11.92	11.92	1,608,249	19,167,074	2.42%	2.43%	1.67%
	2015		1.000%	1.002%	11.64	11.64	1,457,910	16,964,202	-3.87%	-3.87%	1.59%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2019		1.002%	1.002%	15.17	15.17	702,963	10,666,095	20.93%	20.93%	2.58%
	2018		1.002%	1.002%	12.55	12.55	687,542	8,626,399	-8.51%	-8.51%	1.68%
	2017		1.002%	1.002%	13.71	13.71	771,528	10,580,398	12.34%	12.34%	2.01%
	2016		1.002%	1.002%	12.21	12.21	727,849	8,885,192	2.68%	2.68%	1.89%
	2015		1.002%	1.002%	11.89	11.89	709,731	8,437,734	-3.63%	-3.63%	1.80%
LVIP T. Rowe Price 2040 Fund - Service Class
	2019		1.000%	1.002%	14.08	14.09	1,921,910	27,085,487	22.89%	22.90%	2.10%
	2018		1.000%	1.002%	11.47	11.47	1,884,883	21,615,340	-9.86%	-9.86%	1.39%
	2017		1.002%	1.002%	12.72	12.72	1,848,560	23,518,019	13.20%	13.20%	1.90%
	2016		1.002%	1.002%	11.24	11.24	1,726,250	19,400,553	2.52%	2.52%	1.59%
	2015		1.000%	1.002%	10.95	10.96	1,549,724	16,989,291	-4.42%	-4.42%	1.56%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2019		1.002%	1.952%	14.55	14.55	237,399	3,483,373	23.20%	23.20%	2.35%
	2018		1.002%	1.002%	11.81	11.81	219,572	2,592,406	-9.63%	-9.63%	1.58%
	2017		1.002%	1.002%	13.07	13.07	249,414	3,258,613	13.49%	13.49%	2.09%
	2016		1.002%	1.002%	11.51	11.51	227,230	2,615,979	2.78%	2.78%	1.72%
	2015		1.002%	1.002%	11.20	11.20	252,068	2,823,560	-4.19%	-4.19%	1.81%
LVIP T. Rowe Price 2050 Fund - Service Class
	2019		1.002%	1.002%	14.57	14.57	1,144,611	16,671,390	23.53%	23.53%	2.01%
	2018		1.002%	1.002%	11.79	11.79	1,013,634	11,951,634	-9.61%	-9.61%	1.55%
	2017		1.002%	1.002%	13.04	13.04	881,421	11,497,379	15.66%	15.66%	2.07%
	2016		1.002%	1.002%	11.28	11.28	683,448	7,708,014	3.11%	3.11%	1.80%
	2015		1.002%	1.002%	10.94	10.94	458,131	5,010,871	-4.94%	-4.94%	1.69%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2019		1.002%	1.302%	14.89	14.89	63,720	947,772	23.91%	23.91%	2.29%
	2018		1.002%	1.002%	12.02	12.02	49,692	597,186	-9.38%	-9.38%	1.87%
	2017		1.002%	1.002%	13.26	13.26	33,951	450,278	15.94%	15.94%	2.06%
	2016		1.002%	1.002%	11.44	11.44	50,676	579,689	3.37%	3.37%	2.29%
	2015		1.002%	1.002%	11.07	11.07	37,435	414,245	-4.71%	-4.71%	1.81%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2019		1.000%	1.950%	25.76	40.30	27,487	786,860	28.21%	29.43%	0.00%
	2018		1.000%	1.950%	20.06	31.43	31,137	688,719	-3.27%	-2.35%	0.08%
	2017		1.000%	1.950%	20.71	32.50	40,939	925,411	30.79%	32.04%	0.00%
	2016		1.000%	1.950%	15.81	24.85	40,332	694,932	-0.81%	0.14%	0.00%
	2015		1.000%	1.950%	15.91	25.05	38,687	662,243	8.32%	9.35%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2019		1.002%	1.002%	41.48	41.48	656,901	27,249,991	35.69%	35.69%	0.00%
	2018		1.002%	1.002%	30.57	30.57	650,742	19,894,008	-4.27%	-4.27%	0.16%
	2017		1.002%	1.002%	31.94	31.94	619,130	19,772,070	23.20%	23.20%	0.00%
	2016		1.002%	1.002%	25.92	25.92	595,542	15,437,895	6.22%	6.22%	0.05%
	2015		1.002%	1.002%	24.41	24.41	571,267	13,941,805	0.83%	0.83%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2019		1.000%	2.152%	5.19	51.74	36,660,612	204,509,748	34.47%	36.03%	0.17%
	2018		1.000%	2.152%	3.82	38.34	39,669,223	162,719,287	-5.14%	-4.04%	0.36%
	2017		1.000%	2.152%	4.00	40.28	44,171,683	188,578,646	22.09%	23.50%	0.20%
	2016		1.000%	2.152%	3.25	32.87	47,808,794	165,246,615	5.27%	6.49%	0.27%
	2015		1.000%	2.152%	3.06	31.12	52,583,269	170,680,544	-0.07%	1.09%	0.12%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2019		1.002%	2.302%	$21.30	$23.83	986,802	$23,515,149	27.01%	28.67%	1.40%
	2018		1.002%	2.302%	16.77	18.52	966,671	17,901,522	-7.33%	-6.12%	1.18%
	2017		1.002%	2.302%	18.10	19.73	1,073,880	21,182,866	17.15%	18.68%	1.32%
	2016		1.002%	2.302%	15.45	16.62	947,510	15,748,051	9.31%	10.74%	1.59%
	2015		1.002%	2.302%	14.80	15.01	716,913	10,760,223	-1.84%	-1.55%	1.43%
LVIP Vanguard International Equity ETF Fund - Service Class
	2019		1.002%	2.302%	11.90	13.32	1,072,559	14,281,540	19.12%	20.69%	2.88%
	2018		1.002%	2.302%	9.99	11.03	1,034,142	11,409,080	-16.86%	-15.77%	1.88%
	2017		1.002%	2.302%	12.02	13.10	1,013,580	13,275,871	25.08%	26.71%	2.14%
	2016		1.002%	2.302%	9.61	10.34	755,080	7,804,394	1.10%	2.42%	2.14%
	2015		1.002%	2.302%	9.57	10.09	653,410	6,594,504	-5.25%	-4.15%	2.28%
LVIP Wellington Capital Growth Fund - Service Class
	2019		1.000%	1.000%	30.33	30.33	6,729	204,073	39.63%	39.63%	0.00%
	2018		1.000%	1.000%	21.72	21.72	3,559	77,316	0.10%	0.10%	0.00%
	2017		1.000%	1.000%	21.70	21.70	6,308	136,873	34.18%	34.18%	0.00%
	2016		1.000%	1.000%	16.17	16.17	1,481	23,955	-1.14%	-1.14%	0.00%
	2015		1.000%	1.000%	16.36	16.36	6,257	102,358	8.06%	8.06%	0.00%
LVIP Wellington Mid-Cap Value Fund - Service Class
	2019		1.000%	2.600%	14.71	29.85	13,466	241,042	26.93%	28.97%	0.77%
	2018		1.000%	2.600%	11.59	23.37	15,252	211,756	-16.94%	-15.60%	0.41%
	2017		1.000%	2.600%	13.95	27.95	17,085	281,941	10.25%	12.02%	0.15%
	2016		1.000%	2.600%	12.66	14.76	20,383	301,091	9.89%	11.66%	0.24%
	2015		1.000%	2.600%	11.52	13.22	22,907	298,705	-4.28%	-2.74%	0.17%
MFS® VIT Core Equity Series - Initial Class
	2015		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.93%
MFS® VIT Total Return Series - Initial Class
	2019		1.000%	2.950%	15.90	25.49	53,118	1,318,576	16.89%	19.19%	2.40%
	2018		1.000%	2.950%	18.81	21.38	58,808	1,228,044	-7.62%	-6.55%	2.14%
	2017		1.000%	2.150%	20.28	22.88	62,677	1,416,360	9.91%	11.18%	2.28%
	2016		1.000%	2.150%	18.38	20.58	61,462	1,247,911	6.77%	8.01%	2.62%
	2015		1.000%	2.150%	17.14	19.06	67,866	1,276,104	-2.49%	-1.36%	2.57%
MFS® VIT Utilities Series - Initial Class
	2019		1.000%	2.600%	3.58	62.59	31,004,084	120,856,902	21.86%	23.82%	3.95%
	2018		1.000%	2.600%	2.90	50.95	34,669,638	109,491,800	-1.54%	0.05%	1.09%
	2017		1.000%	2.600%	2.91	51.34	40,479,254	127,778,196	11.89%	13.69%	4.24%
	2016		1.000%	2.600%	2.57	45.52	46,910,770	130,338,969	8.61%	10.36%	3.57%
	2015		1.000%	2.600%	2.33	41.57	53,442,738	134,565,693	-16.71%	-15.37%	4.09%
MFS® VIT Utilities Series - Service Class
	2019		1.002%	1.002%	44.51	44.51	935,263	41,624,812	23.56%	23.56%	3.78%
	2018		1.002%	1.002%	36.02	36.02	984,428	35,459,661	-0.19%	-0.19%	0.84%
	2017		1.002%	1.002%	36.09	36.09	1,125,857	40,632,977	13.35%	13.35%	4.14%
	2016		1.002%	1.002%	31.84	31.84	1,163,959	37,059,844	10.13%	10.13%	3.39%
	2015		1.002%	1.002%	28.91	28.91	1,156,235	33,428,679	-15.61%	-15.61%	4.02%
MFS® VIT II Core Equity Portfolio - Initial Class
	2019		1.000%	1.000%	31.60	31.60	1,839	58,113	31.88%	31.88%	1.31%
	2018		1.000%	1.000%	23.96	23.96	210	5,043	-4.79%	-4.79%	0.67%
	2017		1.000%	1.000%	25.17	25.17	210	5,297	23.58%	23.58%	0.96%
	2016		1.000%	1.000%	20.37	20.37	210	4,285	10.27%	10.27%	0.69%
	2015	3/27/15	1.000%	1.000%	18.47	18.47	316	5,828	-3.29%	-3.29%	0.55%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.000%	0.000%	—	—	—	—	0.00%	0.00%	2.02%
	2018		0.550%	0.550%	2.63	2.63	21,440	56,419	-1.58%	-1.58%	1.21%
	2017		0.550%	0.550%	2.67	2.67	21,395	57,207	12.74%	12.74%	0.61%
	2016		0.550%	0.550%	2.37	2.37	6,296	14,933	26.67%	26.67%	0.75%
	2015		0.550%	0.550%	1.87	1.87	6,237	11,678	-12.29%	-12.29%	0.76%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2019		0.550%	0.550%	$4.07	$4.07	31,245	$127,041	32.02%	32.02%	0.00%
	2018		0.550%	0.550%	3.08	3.08	32,089	98,828	-6.92%	-6.92%	0.00%
	2017		0.550%	0.550%	3.31	3.31	32,278	106,798	24.60%	24.60%	0.00%
	2016		0.550%	0.550%	2.66	2.66	46,121	122,471	3.82%	3.82%	0.00%
	2015		0.550%	0.550%	2.56	2.56	46,174	118,098	0.72%	0.72%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2019		1.000%	2.250%	30.45	34.87	4,188	142,707	14.15%	15.58%	0.65%
	2018		1.000%	2.250%	26.54	30.17	5,478	162,520	-17.14%	-16.12%	0.67%
	2017		1.000%	2.250%	31.88	35.97	6,573	227,757	14.11%	15.58%	0.84%
	2016		1.000%	2.250%	27.79	31.20	6,679	200,777	13.59%	15.01%	0.61%
	2015		1.000%	2.250%	24.35	27.35	7,265	190,747	-10.37%	-9.25%	0.76%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2019	4/30/19	0.550%	0.550%	3.21	3.21	21,466	68,968	9.00%	9.00%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2019		1.000%	1.300%	7.67	7.92	2,385	18,880	9.91%	10.24%	3.88%
	2018		1.000%	1.300%	6.98	7.19	3,689	26,497	-15.31%	-15.06%	2.00%
	2017		1.000%	2.250%	7.60	8.46	4,586	38,644	-0.22%	1.03%	10.98%
	2016		1.000%	2.250%	7.61	8.37	5,801	48,434	12.32%	13.73%	0.91%
	2015		1.000%	2.250%	6.78	7.36	6,409	47,033	-27.32%	-26.40%	4.63%
PIMCO VIT Total Return Portfolio - Administrative Class
	2019		1.002%	2.302%	10.81	12.09	1,425,698	17,222,648	5.89%	7.28%	3.01%
	2018		1.002%	2.302%	10.21	11.27	1,396,191	15,723,408	-2.81%	-1.52%	2.54%
	2017		1.002%	2.302%	10.50	11.45	1,491,756	17,060,600	2.53%	3.87%	2.02%
	2016		1.002%	2.302%	10.24	11.02	1,461,091	16,091,834	0.35%	1.66%	1.91%
	2015		1.002%	2.302%	10.21	10.84	1,456,241	15,779,135	-1.84%	-0.55%	4.87%
Putnam VT Global Health Care Fund - Class IB
	2019		1.000%	1.000%	32.47	32.47	1,442	46,840	29.00%	29.00%	0.00%
	2018		1.000%	1.300%	23.92	25.18	1,678	41,996	-1.88%	-1.58%	0.95%
	2017		1.000%	1.300%	24.38	25.58	1,616	41,089	13.81%	14.15%	0.53%
	2016		1.000%	1.300%	21.42	22.41	2,392	52,956	-12.50%	-12.23%	0.00%
	2015		1.000%	1.750%	22.97	25.53	2,831	70,748	5.92%	6.71%	0.00%
Templeton Global Bond VIP Fund - Class 2
	2019		1.000%	2.600%	12.66	19.17	121,977	2,213,144	-0.61%	1.00%	7.10%
	2018		1.000%	2.600%	12.65	18.99	143,617	2,581,338	-0.68%	0.92%	0.00%
	2017		1.000%	2.600%	12.65	18.81	168,960	3,024,882	-0.69%	0.91%	0.00%
	2016		1.000%	2.600%	12.66	18.64	190,544	3,427,817	0.30%	1.91%	0.00%
	2015		1.000%	2.600%	12.54	18.29	213,444	3,777,897	-6.76%	-5.26%	7.89%
Wells Fargo VT Intrinsic Value Fund - Class 2
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.20%
	2015		1.000%	1.800%	16.03	21.41	8,783	153,201	-2.30%	-1.51%	0.87%
Wells Fargo VT Omega Growth Fund - Class 2
	2019		1.000%	1.800%	31.49	36.25	2,112	68,016	34.60%	35.68%	0.00%
	2018		1.000%	1.800%	23.21	26.93	2,181	51,884	-1.51%	-0.72%	0.00%
	2017		1.000%	1.800%	22.30	27.35	2,641	62,859	32.20%	33.26%	0.01%
	2016		1.000%	1.800%	16.79	20.69	4,771	84,657	-1.28%	-0.48%	0.00%
	2015		1.000%	1.800%	15.92	20.95	6,289	110,315	-0.46%	0.34%	0.00%
Wells Fargo VT Small Cap Growth Fund - Class 2
	2019		1.000%	2.150%	35.64	55.89	9,128	367,415	22.17%	23.59%	0.00%
	2018		1.000%	2.150%	31.31	45.58	9,625	313,974	-0.50%	0.30%	0.00%
	2017		1.000%	1.800%	31.31	32.81	9,144	297,250	24.23%	24.61%	0.00%
	2016		1.000%	1.300%	25.20	26.33	10,065	261,105	6.36%	6.68%	0.00%
	2015		1.000%	1.300%	23.69	24.68	10,681	260,049	-4.14%	-3.85%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$1,847,227	$2,779,417
AB VPS International Value Portfolio - Class B	7,784	21,703
AB VPS Small/Mid Cap Value Portfolio - Class A	84,648	189,087
American Century VP Inflation Protection Fund - Class II	238,651	920,539
American Century VP International Fund - Class I	3,786	575
American Funds Global Growth Fund - Class 2	9,402,707	15,488,910
American Funds Growth Fund - Class 2	84,629,891	90,147,185
American Funds Growth-Income Fund - Class 2	36,518,326	35,362,651
American Funds International Fund - Class 2	8,500,305	25,276,203
BlackRock Global Allocation V.I. Fund - Class I	940,879	4,360,774
BlackRock Global Allocation V.I. Fund - Class III	1,548,138	2,087,760
Delaware VIP® Diversified Income Series - Service Class	3,788,404	4,937,275
Delaware VIP® Diversified Income Series - Standard Class	4,551,524	9,109,776
Delaware VIP® Emerging Markets Series - Service Class	221,283	391,501
Delaware VIP® High Yield Series - Service Class	2,007,681	1,669,950
Delaware VIP® High Yield Series - Standard Class	2,611,553	3,492,118
Delaware VIP® Limited-Term Diversified Income Series - Service Class	243,977	289,701
Delaware VIP® REIT Series - Service Class	1,773,838	1,785,769
Delaware VIP® REIT Series - Standard Class	3,310,055	11,300,330
Delaware VIP® Small Cap Value Series - Service Class	17,933,605	25,157,848
Delaware VIP® Smid Cap Core Series - Service Class	3,212,949	1,921,357
Delaware VIP® Smid Cap Core Series - Standard Class	13,201,783	27,508,041
Delaware VIP® U.S. Growth Series - Service Class	24,967	60,519
Delaware VIP® Value Series - Service Class	4,112,308	3,412,962
Delaware VIP® Value Series - Standard Class	14,477,534	20,753,114
DWS Alternative Asset Allocation VIP Portfolio - Class A	143,647	299,879
DWS Alternative Asset Allocation VIP Portfolio - Class B	255,059	337,616
DWS Equity 500 Index VIP Portfolio - Class A	22,501	20,897
DWS Small Cap Index VIP Portfolio - Class A	110,552	223,030
Fidelity® VIP Contrafund® Portfolio - Service Class	24,551,381	29,630,290
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10,535,706	6,816,763
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,064,080	228,066

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	$497,860	$53,432
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	1,917,868	415,961
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	1,384,164	49,557
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,652,063	54,156
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	1,100,630	43,702
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,228,085	340,927
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,017,935	213,953
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	413,613	36,118
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,027,437	142,759
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	151,791	87,725
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,293,055	322,952
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	312,883	199,132
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	2,952,784	208,497
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	6,572	6,908
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	218,241	294
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	51,448	3,623
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	103,931	14
Fidelity® VIP Growth Portfolio - Service Class	8,903,641	15,477,338
Fidelity® VIP Growth Portfolio - Service Class 2	4,715,533	3,535,406
Fidelity® VIP Mid Cap Portfolio - Service Class 2	309,313	313,441
Franklin Income VIP Fund - Class 2	277,690	203,649
Franklin Mutual Shares VIP Fund - Class 2	157,841	246,572
Invesco V.I. Core Equity Fund - Series I Shares	22	4
Invesco V.I. International Growth Fund - Series I Shares	2,780	451
Janus Henderson Global Research Portfolio - Institutional Shares	30,190	8,093
LVIP Baron Growth Opportunities Fund - Service Class	7,661,243	19,570,545
LVIP BlackRock Advantage Allocation Fund - Service Class	1,782,073	1,660,057
LVIP BlackRock Advantage Allocation Fund - Standard Class	385,984	798,755
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,058,972	702,420
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	13,146,660	23,997,382
LVIP BlackRock Global Real Estate Fund - Service Class	900,865	773,810
LVIP BlackRock Global Real Estate Fund - Standard Class	1,136,828	1,717,756
LVIP BlackRock Inflation Protected Bond Fund - Service Class	502,610	1,001,259
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	913,742	1,614,849
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	372,711	486,002
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,028,882	23,490,535
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	487,652	232,082
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,391,464	1,748,691
LVIP Delaware Bond Fund - Service Class	2,453,195	2,102,312
LVIP Delaware Bond Fund - Standard Class	7,760,668	18,182,874
LVIP Delaware Diversified Floating Rate Fund - Service Class	702,050	991,849
LVIP Delaware Social Awareness Fund - Service Class	3,413,530	2,317,362
LVIP Delaware Social Awareness Fund - Standard Class	35,130,728	63,591,796
LVIP Delaware Special Opportunities Fund - Service Class	5,337,538	3,075,636
LVIP Delaware Special Opportunities Fund - Standard Class	47,168,353	50,449,488
LVIP Delaware Wealth Builder Fund - Service Class	1,527,982	1,540,853
LVIP Delaware Wealth Builder Fund - Standard Class	6,807,133	12,006,023
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,268,407	993,888
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	62,403,736	116,088,661
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	152,335	70,234
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	218,713	320,783
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,632,599	1,894,942
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	835,121	1,766,819
LVIP Global Growth Allocation Managed Risk Fund - Service Class	3,460,272	4,794,637
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,365,855	2,353,933
LVIP Global Income Fund - Service Class	627,474	625,862
LVIP Global Income Fund - Standard Class	979,314	952,964
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	3,623,774	5,859,689
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,718,246	4,758,872
LVIP Government Money Market Fund - Service Class	1,521,333	1,514,804
LVIP Government Money Market Fund - Standard Class	9,478,959	12,067,096

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP JPMorgan Retirement Income Fund - Service Class	$709,199	$1,252,617
LVIP JPMorgan Retirement Income Fund - Standard Class	4,944,832	19,793,730
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	373,764	242,011
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	216,536	299,474
LVIP MFS International Growth Fund - Service Class	39,043	120,243
LVIP MFS Value Fund - Service Class	178,262	405,327
LVIP Mondrian International Value Fund - Service Class	1,796,024	1,675,112
LVIP Mondrian International Value Fund - Standard Class	8,398,419	19,824,779
LVIP SSGA Bond Index Fund - Service Class	1,232,782	638,932
LVIP SSGA Bond Index Fund - Standard Class	3,593,568	1,371,332
LVIP SSGA Developed International 150 Fund - Service Class	9,229	53,113
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,646,314	1,348,375
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,791,639	2,811,297
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	930,142	1,498,640
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	364,812	870,889
LVIP SSGA International Index Fund - Service Class	497,368	669,695
LVIP SSGA International Index Fund - Standard Class	400,380	1,014,938
LVIP SSGA International Managed Volatility Fund - Service Class	202,551	149,674
LVIP SSGA International Managed Volatility Fund - Standard Class	199,251	208,026
LVIP SSGA Large Cap 100 Fund - Service Class	163,664	33,009
LVIP SSGA S&P 500 Index Fund - Service Class	11,916,995	5,159,700
LVIP SSGA S&P 500 Index Fund - Standard Class	22,213,628	36,531,979
LVIP SSGA Small-Cap Index Fund - Service Class	1,796,554	1,640,279
LVIP SSGA Small-Cap Index Fund - Standard Class	3,399,368	6,303,346
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	79,710	72,360
LVIP T. Rowe Price 2010 Fund - Service Class	672,852	309,177
LVIP T. Rowe Price 2010 Fund - Standard Class	811,611	805,681
LVIP T. Rowe Price 2020 Fund - Service Class	2,971,745	2,225,718
LVIP T. Rowe Price 2020 Fund - Standard Class	3,575,629	2,133,092
LVIP T. Rowe Price 2030 Fund - Service Class	5,924,454	2,732,751
LVIP T. Rowe Price 2030 Fund - Standard Class	3,137,263	1,451,249
LVIP T. Rowe Price 2040 Fund - Service Class	6,262,873	1,872,283
LVIP T. Rowe Price 2040 Fund - Standard Class	1,015,039	295,548
LVIP T. Rowe Price 2050 Fund - Service Class	4,036,802	739,524
LVIP T. Rowe Price 2050 Fund - Standard Class	506,667	230,358
LVIP T. Rowe Price Growth Stock Fund - Service Class	79,301	137,438
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	4,232,049	2,298,903
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	16,443,566	19,510,146
LVIP Vanguard Domestic Equity ETF Fund - Service Class	3,463,533	2,695,226
LVIP Vanguard International Equity ETF Fund - Service Class	2,489,368	1,825,353
LVIP Wellington Capital Growth Fund - Service Class	115,416	18,339
LVIP Wellington Mid-Cap Value Fund - Service Class	24,476	37,282
MFS® VIT Total Return Series - Initial Class	230,230	313,506
MFS® VIT Utilities Series - Initial Class	5,801,869	15,571,161
MFS® VIT Utilities Series - Service Class	2,665,540	3,462,221
MFS® VIT II Core Equity Portfolio - Initial Class	53,468	323
Neuberger Berman AMT Large Cap Value Portfolio - I Class	14,468	63,178
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	8,835	4,306
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	17,822	47,601
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	67,042	219
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,453	10,608
PIMCO VIT Total Return Portfolio - Administrative Class	3,509,225	2,861,413
Putnam VT Global Health Care Fund - Class IB	2,121	6,575
Templeton Global Bond VIP Fund - Class 2	292,282	552,147
Wells Fargo VT Omega Growth Fund - Class 2	7,782	2,774
Wells Fargo VT Small Cap Growth Fund - Class 2	64,405	29,653

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2019:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	740,622	$32.19	$23,840,606	$15,051,290
AB VPS International Value Portfolio - Class B	7,583	14.24	107,980	111,203
AB VPS Small/Mid Cap Value Portfolio - Class A	31,497	17.91	564,114	569,805
American Century VP Inflation Protection Fund - Class II	451,175	10.26	4,629,052	4,830,966
American Century VP International Fund - Class I	3,336	11.50	38,362	32,260
American Funds Global Growth Fund - Class 2	3,963,055	32.24	127,768,898	97,434,257
American Funds Growth Fund - Class 2	9,909,688	80.57	798,423,570	622,689,164
American Funds Growth-Income Fund - Class 2	6,249,109	50.08	312,955,400	262,002,006
American Funds International Fund - Class 2	10,236,859	20.78	212,721,925	182,227,075
BlackRock Global Allocation V.I. Fund - Class I	967,091	17.12	16,556,602	15,456,956
BlackRock Global Allocation V.I. Fund - Class III	1,027,665	14.48	14,880,592	14,679,434
Delaware VIP® Diversified Income Series - Service Class	4,323,123	10.63	45,954,799	44,672,253
Delaware VIP® Diversified Income Series - Standard Class	6,669,150	10.71	71,426,594	67,277,071
Delaware VIP® Emerging Markets Series - Service Class	69,600	24.17	1,682,223	1,413,017
Delaware VIP® High Yield Series - Service Class	2,464,345	5.06	12,469,588	13,142,234
Delaware VIP® High Yield Series - Standard Class	4,300,138	5.08	21,844,703	23,147,213
Delaware VIP® Limited-Term Diversified Income Series - Service Class	182,345	9.75	1,777,867	1,785,928
Delaware VIP® REIT Series - Service Class	1,735,729	14.66	25,445,781	22,286,163
Delaware VIP® REIT Series - Standard Class	6,068,933	14.69	89,152,619	79,612,688
Delaware VIP® Small Cap Value Series - Service Class	5,340,676	38.06	203,266,117	165,750,119
Delaware VIP® Smid Cap Core Series - Service Class	1,375,609	21.28	29,272,949	31,413,377
Delaware VIP® Smid Cap Core Series - Standard Class	9,758,563	23.09	225,325,231	221,082,186
Delaware VIP® U.S. Growth Series - Service Class	10,124	9.70	98,204	96,175
Delaware VIP® Value Series - Service Class	1,180,383	30.95	36,532,854	28,207,346
Delaware VIP® Value Series - Standard Class	4,917,041	31.09	152,870,801	107,618,492
DWS Alternative Asset Allocation VIP Portfolio - Class A	134,474	13.35	1,795,232	1,796,973
DWS Alternative Asset Allocation VIP Portfolio - Class B	135,805	13.34	1,811,640	1,805,591
DWS Equity 500 Index VIP Portfolio - Class A	7,859	23.14	181,861	131,732
DWS Small Cap Index VIP Portfolio - Class A	55,892	16.97	948,495	819,692
Fidelity® VIP Contrafund® Portfolio - Service Class	5,678,105	36.96	209,862,744	163,045,665
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,276,809	36.10	82,192,793	64,750,863
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	189,581	13.96	2,646,554	2,561,239
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	44,714	13.92	622,421	598,489
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	262,600	15.30	4,017,781	3,814,590
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	129,247	15.21	1,965,845	1,873,347
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	187,848	15.25	2,864,676	2,716,388
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	125,752	15.19	1,910,172	1,793,125
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	62,328	24.30	1,514,562	1,413,981
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	72,521	24.17	1,752,826	1,625,903
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	26,505	23.04	610,670	548,295
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	79,891	22.95	1,833,489	1,708,911
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	26,004	23.03	598,872	547,637
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	81,222	22.93	1,862,413	1,726,199
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	30,577	20.63	630,795	587,700
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	228,531	20.57	4,700,890	4,341,017
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	20,164	10.97	221,196	217,938
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	4,592	10.99	50,470	47,844
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	9,870	10.98	108,368	103,917
Fidelity® VIP Growth Portfolio - Service Class	1,384,595	78.70	108,967,612	76,405,873
Fidelity® VIP Growth Portfolio - Service Class 2	416,447	77.43	32,245,491	24,027,278
Fidelity® VIP Mid Cap Portfolio - Service Class 2	71,597	31.75	2,273,194	2,178,773
Franklin Income VIP Fund - Class 2	88,707	15.91	1,411,321	1,342,612
Franklin Mutual Shares VIP Fund - Class 2	69,846	18.81	1,313,795	1,257,469
Invesco V.I. Core Equity Fund - Series I Shares	5	34.95	192	166
Invesco V.I. International Growth Fund - Series I Shares	967	39.06	37,766	29,243
Janus Henderson Global Research Portfolio - Institutional Shares	7,659	56.59	433,398	257,879
LVIP Baron Growth Opportunities Fund - Service Class	3,275,164	60.14	196,968,334	110,439,143
LVIP BlackRock Advantage Allocation Fund - Service Class	1,019,407	12.89	13,144,231	14,868,725
LVIP BlackRock Advantage Allocation Fund - Standard Class	332,920	12.47	4,151,848	4,733,109

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	389,290	$20.87	$8,124,873	$6,454,394
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	10,217,518	20.92	213,781,133	164,341,907
LVIP BlackRock Global Real Estate Fund - Service Class	603,171	9.66	5,826,032	5,183,597
LVIP BlackRock Global Real Estate Fund - Standard Class	848,195	9.77	8,286,865	7,378,951
LVIP BlackRock Inflation Protected Bond Fund - Service Class	521,696	10.05	5,242,524	5,526,089
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	960,107	10.05	9,647,150	10,331,798
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	94,724	36.52	3,459,338	2,833,914
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	5,803,864	37.33	216,675,644	136,160,749
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	67,771	16.53	1,120,528	991,200
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	131,619	17.15	2,257,126	2,087,763
LVIP Delaware Bond Fund - Service Class	1,742,408	13.70	23,869,244	23,535,941
LVIP Delaware Bond Fund - Standard Class	11,314,689	13.70	155,033,864	146,907,723
LVIP Delaware Diversified Floating Rate Fund - Service Class	495,751	10.00	4,957,016	5,009,939
LVIP Delaware Social Awareness Fund - Service Class	748,457	40.91	30,618,644	27,387,510
LVIP Delaware Social Awareness Fund - Standard Class	13,153,828	41.15	541,332,643	448,687,823
LVIP Delaware Special Opportunities Fund - Service Class	1,121,189	36.25	40,638,607	41,455,040
LVIP Delaware Special Opportunities Fund - Standard Class	10,964,751	36.47	399,862,529	374,512,445
LVIP Delaware Wealth Builder Fund - Service Class	963,592	11.79	11,358,822	13,112,041
LVIP Delaware Wealth Builder Fund - Standard Class	7,078,713	11.81	83,613,753	90,983,524
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	344,774	34.49	11,889,893	10,838,024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	28,175,397	34.70	977,629,912	853,920,990
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	19,671	35.45	697,285	640,498
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	31,253	35.45	1,107,759	1,069,575
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,115,253	14.11	15,733,987	14,345,117
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	739,557	14.11	10,437,372	9,377,110
LVIP Global Growth Allocation Managed Risk Fund - Service Class	2,642,758	14.56	38,483,836	32,342,457
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	939,376	14.56	13,678,248	11,570,811
LVIP Global Income Fund - Service Class	410,627	11.45	4,700,447	4,677,233
LVIP Global Income Fund - Standard Class	335,906	11.52	3,870,306	3,839,715
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2,939,979	14.87	43,723,368	36,925,011
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,274,528	14.88	18,959,873	16,145,316
LVIP Government Money Market Fund - Service Class	705,468	10.00	7,054,681	7,054,679
LVIP Government Money Market Fund - Standard Class	3,502,701	10.00	35,027,010	35,027,023
LVIP JPMorgan Retirement Income Fund - Service Class	547,242	12.55	6,870,080	7,584,229
LVIP JPMorgan Retirement Income Fund - Standard Class	12,579,207	12.56	158,020,003	176,781,187
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	69,290	17.36	1,203,086	1,101,308
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	73,253	17.49	1,281,340	1,184,582
LVIP MFS International Growth Fund - Service Class	17,458	19.29	336,690	253,029
LVIP MFS Value Fund - Service Class	35,572	46.43	1,651,460	1,026,603
LVIP Mondrian International Value Fund - Service Class	1,118,748	16.95	18,966,134	19,163,591
LVIP Mondrian International Value Fund - Standard Class	8,749,011	16.96	148,400,732	128,681,669
LVIP SSGA Bond Index Fund - Service Class	389,834	11.46	4,469,051	4,421,286
LVIP SSGA Bond Index Fund - Standard Class	777,650	11.46	8,911,869	8,814,308
LVIP SSGA Developed International 150 Fund - Service Class	10,695	8.16	87,248	91,132
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,286,510	8.59	11,044,685	12,177,329
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,098,944	8.58	18,011,039	20,458,932
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	973,138	12.27	11,940,403	10,671,231
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	418,695	12.27	5,136,546	4,742,898
LVIP SSGA International Index Fund - Service Class	431,548	9.85	4,249,024	3,846,397
LVIP SSGA International Index Fund - Standard Class	423,459	9.84	4,168,103	3,835,535
LVIP SSGA International Managed Volatility Fund - Service Class	82,813	9.91	820,843	750,089
LVIP SSGA International Managed Volatility Fund - Standard Class	98,265	9.91	973,317	888,167
LVIP SSGA Large Cap 100 Fund - Service Class	21,103	13.11	276,582	282,507
LVIP SSGA S&P 500 Index Fund - Service Class	5,174,805	20.98	108,551,890	73,195,223
LVIP SSGA S&P 500 Index Fund - Standard Class	17,882,261	20.99	375,330,780	234,513,181
LVIP SSGA Small-Cap Index Fund - Service Class	533,567	31.67	16,895,405	13,647,504
LVIP SSGA Small-Cap Index Fund - Standard Class	1,209,698	31.69	38,337,760	30,198,436
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	43,414	12.74	553,090	547,580
LVIP T. Rowe Price 2010 Fund - Service Class	198,076	9.71	1,923,122	2,162,756
LVIP T. Rowe Price 2010 Fund - Standard Class	240,158	9.72	2,334,094	2,578,486
LVIP T. Rowe Price 2020 Fund - Service Class	1,186,459	10.05	11,917,981	12,823,588

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price 2020 Fund - Standard Class	1,023,947	$10.05	$10,290,663	$11,176,427
LVIP T. Rowe Price 2030 Fund - Service Class	2,412,166	10.78	26,010,388	26,389,558
LVIP T. Rowe Price 2030 Fund - Standard Class	988,700	10.79	10,666,095	10,878,960
LVIP T. Rowe Price 2040 Fund - Service Class	2,640,941	10.26	27,085,487	27,479,823
LVIP T. Rowe Price 2040 Fund - Standard Class	338,520	10.29	3,483,373	3,557,730
LVIP T. Rowe Price 2050 Fund - Service Class	1,544,219	10.80	16,671,390	15,873,348
LVIP T. Rowe Price 2050 Fund - Standard Class	87,449	10.84	947,772	931,633
LVIP T. Rowe Price Growth Stock Fund - Service Class	16,434	47.88	786,860	470,345
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	956,509	28.49	27,249,991	19,413,649
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,881,911	29.72	204,509,748	120,523,026
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,056,291	22.26	23,515,149	17,156,886
LVIP Vanguard International Equity ETF Fund - Service Class	1,247,841	11.45	14,281,540	12,977,690
LVIP Wellington Capital Growth Fund - Service Class	3,714	54.95	204,073	193,483
LVIP Wellington Mid-Cap Value Fund - Service Class	8,775	27.47	241,042	146,278
MFS® VIT Total Return Series - Initial Class	52,955	24.90	1,318,576	1,151,013
MFS® VIT Utilities Series - Initial Class	3,435,387	35.18	120,856,902	93,033,726
MFS® VIT Utilities Series - Service Class	1,204,422	34.56	41,624,812	32,847,277
MFS® VIT II Core Equity Portfolio - Initial Class	2,342	24.81	58,113	58,609
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,269	29.76	127,041	104,290
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	8,914	16.01	142,707	134,719
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,565	26.89	68,968	66,821
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2,909	6.49	18,880	32,309
PIMCO VIT Total Return Portfolio - Administrative Class	1,562,854	11.02	17,222,648	17,194,552
Putnam VT Global Health Care Fund - Class IB	2,805	16.70	46,840	40,127
Templeton Global Bond VIP Fund - Class 2	138,581	15.97	2,213,144	2,372,844
Wells Fargo VT Omega Growth Fund - Class 2	2,226	30.55	68,016	57,798
Wells Fargo VT Small Cap Growth Fund - Class 2	37,075	9.91	367,415	348,696

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2019, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	519,553	(2,543,026)	(2,023,473)
AB VPS International Value Portfolio - Class B	929	(2,546)	(1,617)
AB VPS Small/Mid Cap Value Portfolio - Class A	442	(4,281)	(3,839)
American Century VP Inflation Protection Fund - Class II	12,221	(64,097)	(51,876)
American Century VP International Fund - Class I	909	(206)	703
American Funds Global Growth Fund - Class 2	55,926	(431,795)	(375,869)
American Funds Growth Fund - Class 2	99,292	(24,738,084)	(24,638,792)
American Funds Growth-Income Fund - Class 2	71,335	(1,121,892)	(1,050,557)
American Funds International Fund - Class 2	297,419	(10,833,696)	(10,536,277)
BlackRock Global Allocation V.I. Fund - Class I	13,293	(245,182)	(231,889)
BlackRock Global Allocation V.I. Fund - Class III	51,388	(121,158)	(69,770)
Delaware VIP® Diversified Income Series - Service Class	155,874	(258,702)	(102,828)
Delaware VIP® Diversified Income Series - Standard Class	140,551	(449,851)	(309,300)
Delaware VIP® Emerging Markets Series - Service Class	6,612	(13,249)	(6,637)
Delaware VIP® High Yield Series - Service Class	64,377	(79,889)	(15,512)
Delaware VIP® High Yield Series - Standard Class	60,876	(159,986)	(99,110)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	17,615	(22,409)	(4,794)
Delaware VIP® REIT Series - Service Class	49,863	(57,903)	(8,040)
Delaware VIP® REIT Series - Standard Class	291,712	(1,990,338)	(1,698,626)
Delaware VIP® Small Cap Value Series - Service Class	161,744	(4,938,440)	(4,776,696)
Delaware VIP® Smid Cap Core Series - Service Class	51,826	(56,472)	(4,646)
Delaware VIP® Smid Cap Core Series - Standard Class	77,732	(3,889,640)	(3,811,908)
Delaware VIP® U.S. Growth Series - Service Class	10	(2,177)	(2,167)
Delaware VIP® Value Series - Service Class	46,041	(109,402)	(63,361)
Delaware VIP® Value Series - Standard Class	287,928	(3,685,197)	(3,397,269)
DWS Alternative Asset Allocation VIP Portfolio - Class A	6,137	(20,589)	(14,452)
DWS Alternative Asset Allocation VIP Portfolio - Class B	15,040	(24,722)	(9,682)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
DWS Equity 500 Index VIP Portfolio - Class A	4,104	(6,785)	(2,681)
DWS Small Cap Index VIP Portfolio - Class A	3,264	(49,577)	(46,313)
Fidelity® VIP Contrafund® Portfolio - Service Class	292,501	(7,429,522)	(7,137,021)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	60,136	(197,085)	(136,949)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	87,030	(20,111)	66,919
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	45,412	(5,068)	40,344
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	168,475	(39,549)	128,926
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	125,787	(4,828)	120,959
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	145,917	(4,431)	141,486
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	97,866	(4,233)	93,633
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	111,825	(31,105)	80,720
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	90,816	(20,115)	70,701
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	38,775	(3,148)	35,627
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	88,814	(13,318)	75,496
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	11,843	(8,231)	3,612
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	117,596	(31,108)	86,488
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	27,793	(18,056)	9,737
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	267,113	(19,751)	247,362
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	652	(652)	—
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	19,534	(26)	19,508
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	4,772	(329)	4,443
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	9,556	—	9,556
Fidelity® VIP Growth Portfolio - Service Class	1,123,120	(5,986,610)	(4,863,490)
Fidelity® VIP Growth Portfolio - Service Class 2	95,645	(107,430)	(11,785)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,709	(10,993)	(9,284)
Franklin Income VIP Fund - Class 2	10,165	(10,412)	(247)
Franklin Mutual Shares VIP Fund - Class 2	1,066	(13,782)	(12,716)
Janus Henderson Global Research Portfolio - Institutional Shares	1,564	(2,582)	(1,018)
LVIP Baron Growth Opportunities Fund - Service Class	423,097	(2,913,793)	(2,490,696)
LVIP BlackRock Advantage Allocation Fund - Service Class	51,065	(85,890)	(34,825)
LVIP BlackRock Advantage Allocation Fund - Standard Class	4,905	(39,848)	(34,943)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	35,706	(38,582)	(2,876)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	64,703	(4,482,109)	(4,417,406)
LVIP BlackRock Global Real Estate Fund - Service Class	47,597	(71,105)	(23,508)
LVIP BlackRock Global Real Estate Fund - Standard Class	47,916	(152,338)	(104,422)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	44,938	(102,622)	(57,684)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	75,027	(159,826)	(84,799)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	11,088	(21,811)	(10,723)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	26,787	(4,566,237)	(4,539,450)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	29,277	(16,930)	12,347
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	84,348	(129,523)	(45,175)
LVIP Delaware Bond Fund - Service Class	103,901	(121,695)	(17,794)
LVIP Delaware Bond Fund - Standard Class	160,421	(1,437,409)	(1,276,988)
LVIP Delaware Diversified Floating Rate Fund - Service Class	61,202	(97,278)	(36,076)
LVIP Delaware Social Awareness Fund - Service Class	57,370	(74,993)	(17,623)
LVIP Delaware Social Awareness Fund - Standard Class	10,696	(3,468,800)	(3,458,104)
LVIP Delaware Special Opportunities Fund - Service Class	26,319	(85,235)	(58,916)
LVIP Delaware Special Opportunities Fund - Standard Class	12,135	(1,187,142)	(1,175,007)
LVIP Delaware Wealth Builder Fund - Service Class	36,603	(69,625)	(33,022)
LVIP Delaware Wealth Builder Fund - Standard Class	95,087	(1,785,282)	(1,690,195)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	22,396	(35,277)	(12,881)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,022	(3,659,106)	(3,657,084)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	14,529	(6,938)	7,591
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	20,086	(31,942)	(11,856)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	48,541	(109,316)	(60,775)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,531	(91,286)	(80,755)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	72,684	(282,814)	(210,130)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	29,056	(133,446)	(104,390)
LVIP Global Income Fund - Service Class	44,741	(49,521)	(4,780)
LVIP Global Income Fund - Standard Class	71,890	(73,987)	(2,097)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	60,199	(334,477)	(274,278)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	44,856	(276,194)	(231,338)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Government Money Market Fund - Service Class	147,167	(150,459)	(3,292)
LVIP Government Money Market Fund - Standard Class	3,183,914	(4,146,919)	(963,005)
LVIP JPMorgan Retirement Income Fund - Service Class	33,106	(73,145)	(40,039)
LVIP JPMorgan Retirement Income Fund - Standard Class	32,731	(1,844,090)	(1,811,359)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	33,174	(22,103)	11,071
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	17,768	(26,636)	(8,868)
LVIP MFS International Growth Fund - Service Class	1,688	(9,766)	(8,078)
LVIP MFS Value Fund - Service Class	7,118	(20,970)	(13,852)
LVIP Mondrian International Value Fund - Service Class	47,113	(84,174)	(37,061)
LVIP Mondrian International Value Fund - Standard Class	92,627	(4,136,765)	(4,044,138)
LVIP SSGA Bond Index Fund - Service Class	94,406	(50,475)	43,931
LVIP SSGA Bond Index Fund - Standard Class	266,719	(107,239)	159,480
LVIP SSGA Developed International 150 Fund - Service Class	420	(4,265)	(3,845)
LVIP SSGA Emerging Markets 100 Fund - Service Class	83,727	(87,924)	(4,197)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	76,139	(169,393)	(93,254)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	39,442	(102,331)	(62,889)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	13,032	(56,810)	(43,778)
LVIP SSGA International Index Fund - Service Class	25,743	(45,712)	(19,969)
LVIP SSGA International Index Fund - Standard Class	17,826	(58,123)	(40,297)
LVIP SSGA International Managed Volatility Fund - Service Class	16,115	(12,755)	3,360
LVIP SSGA International Managed Volatility Fund - Standard Class	15,073	(17,581)	(2,508)
LVIP SSGA Large Cap 100 Fund - Service Class	5,423	(1,194)	4,229
LVIP SSGA S&P 500 Index Fund - Service Class	344,552	(233,357)	111,195
LVIP SSGA S&P 500 Index Fund - Standard Class	172,110	(1,595,393)	(1,423,283)
LVIP SSGA Small-Cap Index Fund - Service Class	54,782	(88,598)	(33,816)
LVIP SSGA Small-Cap Index Fund - Standard Class	73,548	(327,345)	(253,797)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	2,929	(2,866)	63
LVIP T. Rowe Price 2010 Fund - Service Class	22,179	(21,979)	200
LVIP T. Rowe Price 2010 Fund - Standard Class	21,536	(54,328)	(32,792)
LVIP T. Rowe Price 2020 Fund - Service Class	50,502	(156,971)	(106,469)
LVIP T. Rowe Price 2020 Fund - Standard Class	116,616	(146,279)	(29,663)
LVIP T. Rowe Price 2030 Fund - Service Class	160,956	(194,092)	(33,136)
LVIP T. Rowe Price 2030 Fund - Standard Class	115,993	(100,572)	15,421
LVIP T. Rowe Price 2040 Fund - Service Class	178,239	(141,212)	37,027
LVIP T. Rowe Price 2040 Fund - Standard Class	37,176	(19,349)	17,827
LVIP T. Rowe Price 2050 Fund - Service Class	185,026	(54,049)	130,977
LVIP T. Rowe Price 2050 Fund - Standard Class	30,683	(16,655)	14,028
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,419	(5,069)	(3,650)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	69,377	(63,218)	6,159
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	585,961	(3,594,572)	(3,008,611)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	142,093	(121,962)	20,131
LVIP Vanguard International Equity ETF Fund - Service Class	179,507	(141,090)	38,417
LVIP Wellington Capital Growth Fund - Service Class	3,772	(602)	3,170
LVIP Wellington Mid-Cap Value Fund - Service Class	443	(2,229)	(1,786)
MFS® VIT Total Return Series - Initial Class	7,275	(12,965)	(5,690)
MFS® VIT Utilities Series - Initial Class	338,966	(4,004,520)	(3,665,554)
MFS® VIT Utilities Series - Service Class	29,624	(78,789)	(49,165)
MFS® VIT II Core Equity Portfolio - Initial Class	1,629	—	1,629
Neuberger Berman AMT Large Cap Value Portfolio - I Class	13	(21,453)	(21,440)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	152	(996)	(844)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	24	(1,314)	(1,290)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	21,466	—	21,466
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	74	(1,378)	(1,304)
PIMCO VIT Total Return Portfolio - Administrative Class	273,032	(243,525)	29,507
Putnam VT Global Health Care Fund - Class IB	—	(236)	(236)
Templeton Global Bond VIP Fund - Class 2	7,328	(28,968)	(21,640)
Wells Fargo VT Omega Growth Fund - Class 2	—	(69)	(69)
Wells Fargo VT Small Cap Growth Fund - Class 2	204	(701)	(497)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2018, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	1,636,248	(7,114,451)	(5,478,203)
AB VPS International Value Portfolio - Class B	1,294	(550)	744
AB VPS Small/Mid Cap Value Portfolio - Class A	606	(1,645)	(1,039)
American Century VP Inflation Protection Fund - Class II	14,311	(66,228)	(51,917)
American Century VP International Fund - Class I	515	(603)	(88)
American Funds Global Growth Fund - Class 2	111,027	(438,766)	(327,739)
American Funds Growth Fund - Class 2	535,254	(23,782,074)	(23,246,820)
American Funds Growth-Income Fund - Class 2	183,085	(1,151,627)	(968,542)
American Funds International Fund - Class 2	649,806	(12,032,193)	(11,382,387)
BlackRock Global Allocation V.I. Fund - Class I	44,143	(210,715)	(166,572)
BlackRock Global Allocation V.I. Fund - Class III	81,308	(128,445)	(47,137)
Delaware VIP® Diversified Income Series - Service Class	79,333	(356,902)	(277,569)
Delaware VIP® Diversified Income Series - Standard Class	79,979	(777,180)	(697,201)
Delaware VIP® Emerging Markets Series - Service Class	5,595	(12,131)	(6,536)
Delaware VIP® High Yield Series - Service Class	42,801	(106,850)	(64,049)
Delaware VIP® High Yield Series - Standard Class	27,887	(297,051)	(269,164)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	10,930	(45,477)	(34,547)
Delaware VIP® REIT Series - Service Class	31,862	(108,881)	(77,019)
Delaware VIP® REIT Series - Standard Class	90,824	(3,182,171)	(3,091,347)
Delaware VIP® Small Cap Value Series - Service Class	58,165	(6,148,298)	(6,090,133)
Delaware VIP® Smid Cap Core Series - Service Class	48,743	(69,244)	(20,501)
Delaware VIP® Smid Cap Core Series - Standard Class	59,519	(3,756,549)	(3,697,030)
Delaware VIP® U.S. Growth Series - Service Class	9	(971)	(962)
Delaware VIP® Value Series - Service Class	71,577	(99,298)	(27,721)
Delaware VIP® Value Series - Standard Class	136,454	(4,527,097)	(4,390,643)
DWS Alternative Asset Allocation VIP Portfolio - Class A	11,798	(25,391)	(13,593)
DWS Alternative Asset Allocation VIP Portfolio - Class B	18,397	(34,130)	(15,733)
DWS Equity 500 Index VIP Portfolio - Class A	3,200	(5,900)	(2,700)
DWS Small Cap Index VIP Portfolio - Class A	8,774	(53,829)	(45,055)
Fidelity® VIP Contrafund® Portfolio - Service Class	177,674	(7,869,266)	(7,691,592)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	58,321	(251,450)	(193,129)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	182,797	(53,697)	129,100
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	22,923	(13,433)	9,490
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	263,217	(108,643)	154,574
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	57,412	(5,841)	51,571
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	180,156	(120,771)	59,385
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	78,769	(6,720)	72,049
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	56,363	(19,365)	36,998
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	77,814	(176)	77,638
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	24,254	(16,107)	8,147
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	79,163	(4,318)	74,845
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	53,248	(12,099)	41,149
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	70,301	(3,625)	66,676
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	49,820	(11,383)	38,437
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	152,194	(1,427)	150,767
Fidelity® VIP Growth Portfolio - Service Class	3,575,234	(5,435,525)	(1,860,291)
Fidelity® VIP Growth Portfolio - Service Class 2	167,566	(121,133)	46,433
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,372	(10,351)	(6,979)
Franklin Income VIP Fund - Class 2	2,093	(19,130)	(17,037)
Franklin Mutual Shares VIP Fund - Class 2	3,576	(11,419)	(7,843)
Invesco V.I. International Growth Fund - Series I Shares	—	(325)	(325)
Janus Henderson Global Research Portfolio - Institutional Shares	1,487	(2,565)	(1,078)
LVIP Baron Growth Opportunities Fund - Service Class	1,093,127	(2,837,194)	(1,744,067)
LVIP BlackRock Advantage Allocation Fund - Service Class	79,603	(115,679)	(36,076)
LVIP BlackRock Advantage Allocation Fund - Standard Class	13,815	(44,930)	(31,115)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	31,278	(56,768)	(25,490)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	40,583	(5,261,078)	(5,220,495)
LVIP BlackRock Global Real Estate Fund - Service Class	43,063	(55,163)	(12,100)
LVIP BlackRock Global Real Estate Fund - Standard Class	58,291	(180,322)	(122,031)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	59,334	(88,444)	(29,110)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	79,144	(279,385)	(200,241)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	23,378	(34,404)	(11,026)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	134,254	(4,769,323)	(4,635,069)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	31,645	(12,613)	19,032
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	147,930	(60,939)	86,991
LVIP Delaware Bond Fund - Service Class	55,137	(247,706)	(192,569)
LVIP Delaware Bond Fund - Standard Class	100,154	(2,058,825)	(1,958,671)
LVIP Delaware Diversified Floating Rate Fund - Service Class	118,266	(80,613)	37,653
LVIP Delaware Social Awareness Fund - Service Class	49,565	(89,667)	(40,102)
LVIP Delaware Social Awareness Fund - Standard Class	26,270	(3,908,940)	(3,882,670)
LVIP Delaware Special Opportunities Fund - Service Class	26,251	(116,331)	(90,080)
LVIP Delaware Special Opportunities Fund - Standard Class	6,878	(1,337,248)	(1,330,370)
LVIP Delaware Wealth Builder Fund - Service Class	51,105	(91,914)	(40,809)
LVIP Delaware Wealth Builder Fund - Standard Class	90,117	(1,794,124)	(1,704,007)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	35,276	(40,497)	(5,221)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	10,132	(4,042,821)	(4,032,689)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	17,184	(14,791)	2,393
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	51,245	(36,737)	14,508
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	43,434	(150,612)	(107,178)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	18,274	(122,449)	(104,175)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	133,861	(385,279)	(251,418)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	26,503	(222,091)	(195,588)
LVIP Global Income Fund - Service Class	46,715	(61,353)	(14,638)
LVIP Global Income Fund - Standard Class	61,353	(109,500)	(48,147)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	75,782	(303,183)	(227,401)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	29,699	(222,325)	(192,626)
LVIP Government Money Market Fund - Service Class	274,069	(257,955)	16,114
LVIP Government Money Market Fund - Standard Class	4,266,063	(3,396,087)	869,976
LVIP JPMorgan Retirement Income Fund - Service Class	36,721	(52,794)	(16,073)
LVIP JPMorgan Retirement Income Fund - Standard Class	31,591	(2,193,692)	(2,162,101)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	29,730	(25,613)	4,117
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	27,608	(58,575)	(30,967)
LVIP MFS International Growth Fund - Service Class	3,363	(3,226)	137
LVIP MFS Value Fund - Service Class	7,789	(26,799)	(19,010)
LVIP Mondrian International Value Fund - Service Class	42,769	(102,918)	(60,149)
LVIP Mondrian International Value Fund - Standard Class	30,919	(4,692,312)	(4,661,393)
LVIP SSGA Bond Index Fund - Service Class	57,965	(69,525)	(11,560)
LVIP SSGA Bond Index Fund - Standard Class	178,365	(155,670)	22,695
LVIP SSGA Developed International 150 Fund - Service Class	2,361	(3,627)	(1,266)
LVIP SSGA Emerging Markets 100 Fund - Service Class	85,884	(94,431)	(8,547)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	113,868	(296,019)	(182,151)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	32,181	(182,314)	(150,133)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	10,868	(64,658)	(53,790)
LVIP SSGA International Index Fund - Service Class	39,206	(28,407)	10,799
LVIP SSGA International Index Fund - Standard Class	56,649	(50,914)	5,735
LVIP SSGA International Managed Volatility Fund - Service Class	14,915	(11,431)	3,484
LVIP SSGA International Managed Volatility Fund - Standard Class	24,610	(20,747)	3,863
LVIP SSGA Large Cap 100 Fund - Service Class	697	(7,406)	(6,709)
LVIP SSGA S&P 500 Index Fund - Service Class	243,398	(291,821)	(48,423)
LVIP SSGA S&P 500 Index Fund - Standard Class	132,356	(1,762,689)	(1,630,333)
LVIP SSGA Small-Cap Index Fund - Service Class	63,860	(96,906)	(33,046)
LVIP SSGA Small-Cap Index Fund - Standard Class	96,342	(308,922)	(212,580)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	2,321	(12,009)	(9,688)
LVIP T. Rowe Price 2010 Fund - Service Class	19,944	(17,734)	2,210
LVIP T. Rowe Price 2010 Fund - Standard Class	21,139	(47,483)	(26,344)
LVIP T. Rowe Price 2020 Fund - Service Class	73,695	(226,291)	(152,596)
LVIP T. Rowe Price 2020 Fund - Standard Class	140,912	(198,946)	(58,034)
LVIP T. Rowe Price 2030 Fund - Service Class	195,039	(196,894)	(1,855)
LVIP T. Rowe Price 2030 Fund - Standard Class	62,596	(146,582)	(83,986)
LVIP T. Rowe Price 2040 Fund - Service Class	210,489	(174,166)	36,323
LVIP T. Rowe Price 2040 Fund - Standard Class	16,882	(46,724)	(29,842)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price 2050 Fund - Service Class	209,945	(77,732)	132,213
LVIP T. Rowe Price 2050 Fund - Standard Class	27,241	(11,500)	15,741
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,030	(10,832)	(9,802)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	77,405	(45,793)	31,612
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	405,754	(4,908,214)	(4,502,460)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	119,882	(227,091)	(107,209)
LVIP Vanguard International Equity ETF Fund - Service Class	208,314	(187,752)	20,562
LVIP Wellington Capital Growth Fund - Service Class	6,383	(9,132)	(2,749)
LVIP Wellington Mid-Cap Value Fund - Service Class	527	(2,360)	(1,833)
MFS® VIT Total Return Series - Initial Class	5,787	(9,656)	(3,869)
MFS® VIT Utilities Series - Initial Class	292,780	(6,102,396)	(5,809,616)
MFS® VIT Utilities Series - Service Class	18,369	(159,798)	(141,429)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	45	—	45
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	258	(447)	(189)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	561	(1,656)	(1,095)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	3	(900)	(897)
PIMCO VIT Total Return Portfolio - Administrative Class	184,524	(280,089)	(95,565)
Putnam VT Global Health Care Fund - Class IB	107	(45)	62
Templeton Global Bond VIP Fund - Class 2	9,042	(34,385)	(25,343)
Wells Fargo VT Omega Growth Fund - Class 2	10	(470)	(460)
Wells Fargo VT Small Cap Growth Fund - Class 2	3,091	(2,610)	481

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued.

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Management identified no other items or events required for disclosure.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account C ("Variable Account"), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since at least 1985, but we are unable to determine the specific year.
Philadelphia, Pennsylvania
April 23, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS International Value Portfolio - Class B	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Inflation Protection Fund - Class II	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP International Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation V.I. Fund - Class III	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Diversified Income Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® High Yield Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Limited-Term Diversified Income Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® REIT Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® REIT Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® U.S. Growth Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® Value Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Value Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	Available fund with no money invested at December 31, 2019	For the period from July 16, 2019 through December 31, 2019	For the period from July 16, 2019 through December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the period from July 16, 2019 through December 31, 2019	For the period from July 16, 2019 through December 31, 2019
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2019	For the period from July 16, 2019 through December 31, 2019	For the period from July 16, 2019 through December 31, 2019
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the period from July 16, 2019 through December 31, 2019	For the period from July 16, 2019 through December 31, 2019
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Income VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Advantage Allocation Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Advantage Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Global Real Estate Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Bond Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Special Opportunities Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Income Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Income Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Government Money Market Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Government Money Market Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS International Growth Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS Value Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Index Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2010 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2050 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Mid-Cap Value Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT Total Return Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Utilities Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Utilities Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2019	For the period from April 30, 2019 through December 31, 2019	For the period from April 30, 2019 through December 31, 2019
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Wells Fargo VT Omega Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Wells Fargo VT Small Cap Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Lincoln National Variable Annuity Account C
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2019
Statement of Operations - Year ended December 31, 2019
Statements of Changes in Net Assets - Years ended December 31, 2019 and 2018
Notes to Financial Statements - December 31, 2019
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2019 and 2018
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2019, 2018 and 2017
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2019, 2018 and 2017
Consolidated Statements of Cash Flows - Years ended December 31, 2019, 2018 and 2017
Notes to Consolidated Financial Statements - December 31, 2019
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1998.
(2) Not Applicable
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Variable Annuity Living Benefits Rider (AR 544) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(c) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(d) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(f) Guarantee of Principal death benefit rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(g) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(h) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5) Application incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 5 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(iv) Amendment No. 6 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(v) Amendment No. 7 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
(iv) Amendment No. 5 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 50 (File No. 333-138190) filed on August 22, 2019.
(8)(a) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(iii) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
B-2

(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(11) Not Applicable
(12) Not Applicable
(13) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Christine Janofsky*	Senior Vice President and Controller
Leon E. Roday*	Executive Vice President, General Counsel and Director
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of March 31, 2020 there were 220,446 contract owners under Account C.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
B-3

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Wilford H. Fuller*	President, Chief Executive Officer and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Macgregor B. Maitland*	Vice President and Chief Compliance Officer (Distribution)
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Claire H. Hanna*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
B-4

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.
B-5

SIGNATURES

(a)         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these Registration Statements and has caused the following Post-Effective Amendments to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 9th day of April, 2020 at 1:20 pm.

Lincoln National Variable Annuity Account L (811-07645; CIK: 0001015343)

333-187072 (Amendment No: 9)	333-187069 (Amendment No: 9)	333-187070 (Amendment No: 9)
333-187071 (Amendment No: 9)	333-198911 (Amendment No: 6)	333-198912 (Amendment No: 6)
333-198913 (Amendment No: 6)	333-198914 (Amendment No: 6)	333-04999 (Amendment No: 33)

Lincoln National Variable Annuity Account C (811-03214; CIK:0000353894)

033-25990 (Amendment No: 57)	333-112927 (Amendment No: 28)	333-179107 (Amendment No: 12)

Lincoln Life Variable Annuity Account Q (811-08569; CIK:0001048604)

333-43373 (Amendment No: 28)

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account L

Lincoln Life Variable Annuity Account Q

(Registrant)

By:	/s/ John D. Weber
John D. Weber
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Radnor, and the State of Pennsylvania on this 9th day of April, 2020 at 1:20 pm.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Ralph R. Ferraro
Ralph R. Ferraro
(Signature-Officer of Depositor)
Senior Vice President, The Lincoln National Life Insurance Company

(b) As required by the Securities Act of 1933, these Amendments to the Registration Statements have been signed by the following persons in their capacities indicated on April 9, 2020 at 1:20 pm.

Signature	Title

*/s/ Dennis R. Glass	President, Director, and Chairman
Dennis R. Glass	(Principal Executive Officer)

*/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer, and Director
Ellen Cooper

* /s/ Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director
Randal J. Freitag	(Principal Financial Officer)

* /s/ Wilford H. Fuller	Executive Vice President, and Director
Wilford H. Fuller

* /s/ Leon E. Roday	Executive Vice President, General Counsel and Director
Leon E. Roday

* /s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

* By	/s/ John D. Weber, Pursuant to a Power of Attorney
John D. Weber